File Nos. 333-185790
811-09003

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 26	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 26	[X]
(Check Appropriate Box or Boxes)

Variable Annuity Account Seven
(Exact Name of Registrant)
AMERICAN GENERAL LIFE INSURANCE COMPANY
(Name of Depositor)
2727-A Allen Parkway, Houston, Texas 77019
(Address of Depositor’s Principal Executive Offices) (Zip Code)
Depositor’s Telephone Number, including Area Code: (800) 871-2000
Trina Sandoval, Esq.
American General Life Insurance Company
21650 Oxnard Street, Suite 750, Woodland Hills, California 91367
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)
Approximate Date of Proposed Public Offering: Continuous
It is proposed that this filing will become effective:
☐  immediately upon filing pursuant to paragraph (b) of Rule 485
☒  on April 29, 2024 pursuant to paragraph (b) of Rule 485
☐  60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐  on (date) pursuant to paragraph (a)(1) of Rule 485.
If appropriate, check the following box:
☐  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Title of Securities Being Registered: Units of interest in flexible premium deferred variable annuity contracts.

Polaris Platinum O-Series
Prospectus
April 29, 2024
Flexible Premium Deferred Variable Annuity Contract
issued by Depositor
American General Life Insurance Company
in all states except New York
in connection with
VARIABLE ANNUITY ACCOUNT SEVEN
This variable annuity has several investment choices - Variable Portfolios (which are subaccounts of the separate account) and available Fixed Account options. Each Variable Portfolio invests exclusively in shares of one of the Underlying Funds listed in Appendix A to this prospectus.
Please read this prospectus carefully before investing and keep it for future reference. It contains important information about the variable annuity, including a description of all material features of the contract.
If you are a new investor in the contract, you may cancel your contract within 10 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total contract value. You should review this prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.
If you are considering funding a tax-qualified retirement plan (e.g., IRAs, 401k or 403b plans) with an annuity, you should know that an annuity does not provide any additional tax deferral treatment of earnings beyond the treatment provided by the tax-qualified plan itself. You should fully discuss this decision with your financial representative.
The Company offers several different variable annuity contracts to meet the diverse needs of our investors. Our contracts may provide different features, benefits, programs, and investment options offered at different fees and expenses. You should carefully consider among other things, whether the features of this contract and the related fees provide the most appropriate solution to help you meet your retirement savings goals.
These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.
Inquiries: If you have questions about your contract, call your financial representative or contact us at Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570. Telephone Number: (800) 445-7862 and website (www.corebridgefinancial.com/annuities).
Please see ALLOCATION OF PURCHASE PAYMENTS in this prospectus for the address to which you must send Purchase Payments.

Glossary

We have capitalized some of the technical terms used in this prospectus. To help you understand these terms, we have defined them in this glossary.
Accumulation Phase - The period during which you invest money in your contract.
Accumulation Units - A measurement we use to calculate the value of the variable portion of your contract during the Accumulation Phase.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date you select on which annuity income payments begin.
Annuity Units - A measurement we use to calculate the amount of annuity income payments you receive from the variable portion of your contract during the Income Phase.
Beneficiary - The person you designate to receive any benefits under the contract if you or, in the case of a non-natural Owner, the Annuitant dies. If your contract is jointly owned, you and the joint Owner are each other’s primary Beneficiary.
Company - Refers to American General Life Insurance Company ("AGL") the insurer that issues this contract. The term “we,” “us” and “our” are also used to identify the issuing Company.
Continuation Contribution - An amount by which the death benefit that would have been paid to the spousal Beneficiary upon the death of the original Owner exceeds the contract value as of the Good Order date. We will contribute this amount, if any, to the contract value upon spousal continuation.
Continuing Spouse - Spouse of original contract Owner at the time of death who elects to continue the contract after the death of the original contract Owner.
Fixed Account - An account, if available, in which you may invest money and earn a fixed rate of return. Fixed Accounts are obligations of the General Account.
Fund-of-Funds - An Underlying Fund that pursues its investment goal by investing its assets in a combination of other Underlying Funds.
General Account - The Company’s account, which includes any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death benefit and/or Living Benefit which are in excess of portions of contract value allocated to the Variable Portfolios.
Good Order - Fully and accurately completed forms and/or instructions, including any necessary documentation, applicable to any given transaction or request received by us.
Income Phase - The period upon annuitization during which we make annuity income payments to you.
Insurable Interest - Evidence that the Owner(s), Annuitant(s) or Beneficiary(ies) will suffer a financial loss at the death of the life that triggers the death benefit. Generally, we consider an interest insurable if a familial relationship and/or an economic interest exists. A familial relationship generally includes those persons related by blood or by law. An economic interest exists when the Owner has a lawful and substantial economic interest in having the life, health or bodily safety of the insured life preserved.
Latest Annuity Date - The first NYSE business day of the month following your 95th birthday.
Market Close - The close of the New York Stock Exchange on business days, excluding holidays, usually at 1:00 p.m. Pacific Time.
Non-Qualified (contract) - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
NYSE - New York Stock Exchange.
Owner - The person or entity (if a non-natural Owner) with an interest or title to this contract. The term “you” or “your” are also used to identify the Owner.
Premium Based Charge - A charge that is deducted from your contract value on each Quarter Anniversary following the date each Premium is made and is deducted for seven years.
Purchase Payments - The money you give us to buy and invest in the contract.
Purchase Payments Limit - $2,000,000 for contracts issued on or after September 5, 2023, $1,000,000 for contracts issued on or after May 1, 2014. $1,500,000 for contracts issued prior to May 1, 2014.
Qualified (contract) - A contract purchased with pretax dollars. These contracts are generally purchased under a pension plan, specially sponsored program or IRA.
Secure Value Account - A Fixed Account, available only with election of certain Living Benefits, to which we allocate a percentage of every Purchase Payment and Continuation Contribution.
Separate Account - A segregated asset account maintained by the Company separately from the Company’s General Account. The Separate Account consists of Variable Portfolios or subaccounts, each investing in shares of the Underlying Funds.
Trusts - Collectively refers to the AIM Variable Insurance Funds (Invesco Variable Insurance Funds), American Funds Insurance Series®, Franklin Templeton Variable Insurance Products Trust, Goldman Sachs Variable Insurance Trust, Lord Abbett Series Fund, Inc., MFS Variable Insurance Trust III, PIMCO Variable Insurance Trust, Seasons Series Trust and SunAmerica Series Trust.
Underlying Funds - The underlying investment portfolios of the Trusts in which the Variable Portfolios invest.
Variable Portfolio(s) - The variable investment options available under the contract. Each Variable Portfolio, which is a subaccount of the Separate Account, invests in shares of one of the Underlying Funds. Each Underlying Fund has its own investment objective.

Important Information You Should Consider About the Contract

FEES AND EXPENSES	Location in Prospectus
Charges for Early Withdrawals
You may be subject to charges for early withdrawals. Withdrawal charges do not apply to certain withdrawals including the withdrawal up to the annual penalty-free withdrawal amount which equals 10% of your Purchase Payments not yet withdrawn.
If you withdraw money from your contract within 7 years following each Purchase Payment, you may be assessed a withdrawal charge of up to 6% as a percentage of each Purchase
Payment withdrawn. The maximum withdrawal charge ranges from 6% to 2.25% depending on the total Purchase Payments you invest.
For example, if you were to withdraw $100,000 during a withdrawal charge period, you could be assessed a withdrawal charge of up to $6,000 if your maximum withdrawal charge is 6% or $2,250 if your maximum withdrawal charge is 2.25%.
Expenses – Withdrawal Charges
Transaction Charges
In addition to withdrawal charges, you may be charged for other transactions. You will be charged for each transfer after 15 transfers in any contract year during the Accumulation
Phase. There may also be taxes on Purchase Payments.
Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the current fees and expenses of the contract that you may pay each year, depending on the options you choose. Please refer to your contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
				Expenses
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.17%	1.17%
	Investment Options[2] (Underlying Fund fees and expenses)	0.46%	1.60%
	Optional Benefits Available for an Additional Charge (For a single optional benefit, if elected)	0.25%[3]	1.60%[4]
1 As a percentage of the value in the Separate Account (includes a percentage attributable to the contract maintenance fee and the Premium Based Charge).
2 As a percentage of Underlying Fund net assets.
3 As a percentage of the average daily ending net asset value allocated to the Variable
Portfolios.
4 As a percentage of the Purchase Payments reduced by the Adjustment Factor. This represents the maximum initial rate for the most expensive optional benefit currently available.
Because your contract is customizable, the choices you make affect how much you will pay.
To help you understand the cost of owning your contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the contract, which could add withdrawal charges that substantially increase costs.

	Lowest Annual Cost: $1,548	Highest Annual Cost: $4,299
Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive Underlying Fund fees
and expenses
•No optional benefits
•No withdrawal charges
•No additional Purchase Payments,
transfers, or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of optional
benefits and Underlying Fund fees and
expenses
•No withdrawal charges
•No additional Purchase Payments,
transfers, or withdrawals

	RISKS	Location in Prospectus
Risk of Loss	You can gain or lose money by investing in this contract, including possible loss of your principal investment.	Principal Risks of Investing in the Contract
Not a Short-Term Investment
•This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash.
•Charges may apply to withdrawals. Withdrawal charges could significantly reduce the value of your investment or the amount that you receive upon taking a withdrawal.
Withdrawals may also reduce or terminate contract guarantees.
•The benefits of tax deferral, long-term income, and optional Living Benefit guarantees mean that this contract is generally more beneficial to investors with a long investment time horizon.

Risks Associated with Investment Options
•An investment in this contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the contract.
•Each investment option (including each Fixed Account option) has its own unique risks.
•You should review the investment options before making an investment decision.

Insurance Company Risks
An investment in the contract is subject to the risks related to us, American General Life
Insurance Company. Any obligations (including under a Fixed Account option), guarantees, and benefits of the contract are subject to our claims-paying ability. More information about us is available upon request by calling the Annuity Service Center at (800) 445-7862 or visiting www.corebridgefinancial.com/annuities.

RESTRICTIONS
Investments
•Certain investment options may not be available under your contract.
•You may transfer funds between the investment options, subject to certain restrictions.
•Your transfers between the Variable Portfolios are subject to policies designed to deter frequent and short-term trading.
•The minimum transfer amount is $100. If less than $100 would remain in an investment option after a transfer, the entire amount must be transferred.
•Your ability to transfer amounts to a Fixed Account option may be restricted.
•We reserve the right to remove or substitute Underlying Funds as investment options.
Investment Options
Optional Benefits
•Additional restrictions and limitations apply under the contract’s optional benefits.
•If you elect an optional Living Benefit:
○Not all investment options may be available and you must invest in accordance with the applicable investment requirements.
○We reserve the right to modify the investment requirement in the future.
○You may be required to invest a certain percentage of your contract value in a certain investment option, including the Secure Value Account which is only available with certain optional Living Benefits. Special transfer and withdrawal restrictions may apply.
•Withdrawals that exceed limits specified by the terms of an optional benefit may reduce the value of the benefit by reducing the benefit by an amount greater than the value withdrawn and could terminate the benefit.
Optional Living Benefit Death Benefits
TAXES
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the contract.
•If you purchase the contract through a tax-qualified plan or individual retirement account
(IRA), there is no additional tax benefit under the contract.
•Earnings under your contract are taxed at ordinary income tax rates when withdrawn.
You may have to pay a tax penalty if you take a withdrawal before age 59½.
Taxes

	CONFLICTS OF INTEREST	Location in Prospectus
Investment Professional Compensation
Your financial representative may receive compensation for selling this contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should ask your financial representative about how they are compensated.
Payments in Connection with Distribution of the Contract
Exchanges
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The contract is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. You can accumulate assets by investing in the contract’s investment options and then later convert those accumulated assets into a stream of guaranteed income payments from us. The contract includes certain death benefit options that may help financially protect your beneficiaries in the event of your death. An optional Living Benefit may also be available under the contract, which is designed to help you achieve your financial goals and protect against certain financial risks.
This contract may be appropriate for you if you have a long investment time horizon and the contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the contract’s Variable Portfolios.
Phases of the Contract
Like all deferred annuities, the contract has two phases: (1) the Accumulation Phase (for savings) and (2) the Income Phase (for income).
Accumulation Phase. During the Accumulation Phase, you invest the money under your contract in one or more available investment options to help you build assets on a tax-deferred basis. The available investment options may include:
•
Variable Portfolios. When you invest in a Variable Portfolio, you are indirectly investing in the Variable Portfolio’s Underlying Fund. The Underlying Funds have different investment objectives, strategies, and risks. You can gain or lose money if you invest in a Variable Portfolio.
Additional information about each Underlying
Fund is provided in an appendix to this prospectus. Please see APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
•
Fixed Accounts. When you invest in a Fixed Account option, your principal is guaranteed and earns interest based on a rate set and guaranteed by the Company.
The amount of money you accumulate under your contract depends (in part) on the performance of the investment options you choose. You may transfer money between investment options during the Accumulation Phase, subject to certain restrictions and possible fees. Your accumulated assets impact the value of your contract’s benefits during the Accumulation Phase, including the death benefit and any optional Living Benefits, as well as the amount available for withdrawal.
Income Phase. When you are ready to receive guaranteed income under the contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your contract. You generally decide when to annuitize your contract, although there are restrictions on the earliest and latest times that your contract may be annuitized. If you do not annuitize or surrender your contract before the latest annuitization date, your contract will be automatically annuitized.
You can choose from the available annuity income options, which may provide income for life, for an available period of time, or a combination of both. You can also choose to receive payments on a variable or fixed basis, or some combination of both. If the payments are fixed, the dollar amount of each payment will not change. If the payments are variable, the dollar amounts for the payments will fluctuate.
There is no death benefit during the Income Phase. Annuity payments may be payable after death depending on the annuity income option that you selected. You cannot take withdrawals of contract value or surrender the contract during the Income Phase. If you own an optional Living Benefit at the time that you annuitize the contract, you may choose to take annuity income payments in accordance with that Living Benefit. Otherwise, your optional Living Benefit terminates at the beginning of the Income Phase.
Contract Features
Accessing Your Money. You may withdraw money from your contract at any time during the Accumulation Phase. If you make a withdrawal, you may have to pay a withdrawal charge and/or income taxes, including a tax penalty if you are younger than age 59½. Withdrawals may negatively impact the value of your contract’s benefits, and may cause an optional Living Benefit to terminate.
Tax Treatment. You can transfer money between investment options without tax implications, and earnings (if any) on your investments are generally tax-deferred. Earnings are not taxed until they are distributed, which may occur when making a withdrawal, upon receiving an annuity payment, or upon payment of the death benefit.
Optional Living Benefit. You may be able to elect (or may have elected) the optional Living Benefit under the contract for an additional fee. The Living Benefit that is available must be elected at the time that the contract is purchased. The Living Benefit is designed to provide guaranteed income for the lifetime(s) of the Covered person(s).
Death Benefits. If you die during the Accumulation Phase, the Company pays a death benefit to your beneficiary or beneficiaries. The contract includes a standard death benefit equal to the greater of the contract value or Net Purchase Payments at no additional charge. If you elect the optional Maximum Anniversary Value death benefit for an additional fee, a greater amount may be payable upon death.
Additional Features and Services. Additional features and services under the contract are summarized below. There are no additional charges associated with these features and services unless otherwise noted. Not all features and services may be available under your contract.
•
Secure Value Account. Under certain optional Living Benefits, which include an additional charge, a certain percentage of your investment must be allocated to the Secure Value Account. As a Fixed Account option, amounts allocated to the Secure Value Account are guaranteed with respect to principal and a guaranteed rate of interest.
•
Dollar Cost Averaging (DCA) Fixed Accounts. If you invest in a DCA Fixed Account, interest is credited to amounts allocated to that DCA Fixed Account and your money is systematically transferred from the DCA Fixed Account to one or more investment options over a specified period of time. Automatic transfers do not count towards the number of free transfers per contract year.
•
Dollar Cost Averaging (DCA) Program. The DCA program allows you to systematically transfer a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options. Automatic transfers do not count towards the number of free transfers per contract year.
•
Automatic Asset Rebalancing Program. This program allows you to have your investments periodically rebalanced so that the resulting allocations are consistent with your current investment instructions. Automatic rebalances do not count towards the number of free transfers per contract year.
•
Systematic Withdrawal Program. This program allows you to receive periodic withdrawals from your contract on a monthly, quarterly, semi-annual, or annual basis.
•
Automatic Payment Plan. This program allows you to make automatic subsequent Purchase Payments, once you have contributed at least the minimum initial Purchase Payment.

Fee Table FOR CONTRACTS ISSUED ON OR AFTER FEBRUARY 28, 2022

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges[1] (as a percentage of each Purchase Payment withdrawn)	6%

Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.

Transfer Fee[2] (Per transfer after 15 transfers in any contract year)	$25

The following tables describe the fees and expenses you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Contract Owner Annual Expenses

Maximum Premium Based Charge[3] (assessed quarterly as an annualized percentage of each Purchase Payment)	0.71%
Contract Maintenance Fee (assessed annually and may be waived if contract value is $75,000 or more)	$50

Base Contract Expenses[4] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.95%

Optional Death Benefit
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Maximum Anniversary Value	0.25%

Optional Living Benefit5
(calculated as percentage of the Purchase Payments reduced by the Adjustment Factor)
Polaris Income Daily Edge
Maximum Fee[6]
One Covered Person	2.50%
Two Covered Persons	2.50%

Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.46%	1.60%

Footnotes to the Fee Table:
1 Withdrawal Charge Schedule (as a percentage of each Premium withdrawn) declines over 7 years as follows and applies to each Premium starting on the Premium receipt date:
	Years Since Premium Receipt
Accumulated Premium Breakpoint	1	2	3	4	5	6	7	8+
Less than $50,000	6%	5%	5%	4%	3%	2%	1%	0%
$50,000 but less than $100,000	5.5%	5%	5%	4%	3%	2%	1%	0%
$100,000 but less than $250,000	4.5%	4%	4%	3%	3%	2%	1%	0%
$250,000 but less than $500,000	3.5%	3%	3%	2.25%	2%	2%	1%	0%
$500,000 but less than $1,000,000	3%	2%	2%	1.5%	1%	1%	1%	0%
$1,000,000 or more	2.25%	1.5%	1.5%	1%	1%	0.75%	0.5%	0%
The Withdrawal Charge for each Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved as of the Premium receipt date. Please see EXPENSES section below.
2 In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
3 Each Premium is subject to the Premium Based Charge deducted over a period of 7 years and is deducted quarterly from your contract value. Please see EXPENSES section below.
Premium Based Charge
Accumulated Premium Breakpoint	Premium Based Charge as a Percentage of Purchase Payments Invested	Annualized Premium Based Charge (over 7 Year Period)
Less than $50,000	5.00%	0.71%
$50,000 but less than $100,000	4.50%	0.64%
$100,000 but less than $250,000	3.50%	0.50%
$250,000 but less than $500,000	2.50%	0.36%
$500,000 but less than $1,000,000	2.00%	0.29%
$1,000,000 or more	1.25%	0.18%
The initial Premium Based Charge is determined by the sum of Premiums received during the first contract quarter and the Accumulated Premium Breakpoint achieved by that amount. After the first contract Quarter Anniversary, the Premium Based Charge for each subsequent Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved by the sum of Premiums as of the Premium receipt date. Please see EXPENSES below.
4 Base Contract Expenses: If you do not elect any optional features, your total Base Contract Expense would be 0.95% annually.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 0.85% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
5 The fee is calculated as a percentage of the Purchase Payments reduced by the Adjustment Factor which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFIT below.
6 The current initial annual fee rate is set forth in the Rate Sheet Supplement and guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE Polaris Income Daily Edge FEE.  If you purchased your contract prior to April 29, 2024, please see APPENDIX I - HISTORICAL RATES FOR POLARIS INCOME DAILY EDGE LIVING BENEFIT for the initial annual fee rate applicable to your contract.
Number of Covered Persons	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).

Fee Table FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 28, 2022

The following tables describe the fees and expenses that you will pay when owning, and surrendering or making withdrawals from the contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you pay at the time you surrender the contract, make withdrawals from the contract, or make transfers between investment options. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Maximum Withdrawal Charges[1] (as a percentage of each Purchase Payment withdrawn)	6%

Your contract provides for a penalty-free withdrawal amount each year. Please see PENALTY-FREE WITHDRAWAL AMOUNT below.

Transfer Fee[2] (Per transfer after 15 transfers in any contract year)	$25

The following tables describe the fees and expenses you will pay each year during the time that you own the contract, not including Underlying Fund fees and expenses. If you chose to purchase an optional benefit, you will pay additional charges, as shown below.
Contract Owner Annual Expenses

Maximum Premium Based Charge[3] (assessed quarterly as an annualized percentage of each Purchase Payment)	0.71%
Contract Maintenance Fee (assessed annually and may be waived if contract value is $75,000 or more)	$50

Base Contract Expenses[4] (deducted from the average daily ending net asset value allocated to the Variable Portfolios)	0.95%

Optional Death Benefit
(deducted from the average daily ending net asset value allocated to the Variable Portfolios)
Maximum Anniversary Value	0.25%

Optional Living Benefits
Polaris Income Daily Edge5
(calculated as percentage of the Purchase Payments reduced by the Adjustment Factor)
(Contracts issued prior to February 28, 2022)
	Initial Fee[6]	Maximum Fee[6]
One Covered Person	1.60%	2.50%
Two Covered Persons	1.60%	2.50%

Polaris Income Builder Daily Flex7
(calculated as percentage of the Income Base and deducted from the contract value)
(Contracts issued on or after May 24, 2021)
	Initial Fee[6]	Maximum Fee[6]
One Covered Person	1.45%	2.50%
Two Covered Persons	1.45%	2.50%
(Contracts issued prior to May 24, 2021)
	Initial Fee[6]	Maximum Fee[6]
One Covered Person	1.35%	2.50%
Two Covered Persons	1.35%	2.50%

Polaris Income Builder Daily7
(calculated as percentage of the Income Base and deducted from the contract value)
	Initial Fee[6]	Maximum Fee[6]
One Covered Person	1.30%	2.50%
Two Covered Persons	1.45%	2.50%
Polaris Income Builder7
SunAmerica Income Plus7
(calculated as percentage of the Income Base and deducted from the contract value)
	Initial Fee[6]	Maximum Fee[6]
One Covered Person	1.10%	2.20%
Two Covered Persons	1.35%	2.70%

Annual Underlying Fund Expenses

The following shows the minimum and maximum total operating expenses charged by the Underlying Funds of the Trusts, before any waivers or reimbursements, that you may pay periodically during the time that you own the contract. A complete list of Underlying Funds available under the contract, including their annual expenses, may be found in Appendix A.

	Minimum	Maximum
Expenses deducted from Underlying Fund assets, including management fees, distribution and/or service (12b-1) fees, if applicable, and other expenses.	0.46%	1.60%

Footnotes to the Fee Table:
1 Withdrawal Charge Schedule (as a percentage of each Premium withdrawn) declines over 7 years as follows and applies to each Premium starting on the Premium receipt date:
	Years Since Premium Receipt
Accumulated Premium Breakpoint	1	2	3	4	5	6	7	8+
Less than $50,000	6%	5%	5%	4%	3%	2%	1%	0%
$50,000 but less than $100,000	5.5%	5%	5%	4%	3%	2%	1%	0%
$100,000 but less than $250,000	4.5%	4%	4%	3%	3%	2%	1%	0%
$250,000 but less than $500,000	3.5%	3%	3%	2.25%	2%	2%	1%	0%
$500,000 but less than $1,000,000	3%	2%	2%	1.5%	1%	1%	1%	0%
$1,000,000 or more	2.25%	1.5%	1.5%	1%	1%	0.75%	0.5%	0%
The Withdrawal Charge for each Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved as of the Premium receipt date. Please see EXPENSES section below.
2 In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.
3 Each Premium is subject to the Premium Based Charge deducted over a period of 7 years and is deducted quarterly from your contract value. Please see EXPENSES section below.
Premium Based Charge
Accumulated Premium Breakpoint	Premium Based Charge as a Percentage of Purchase Payments Invested	Annualized Premium Based Charge (over 7 Year Period)
Less than $50,000	5.00%	0.71%
$50,000 but less than $100,000	4.50%	0.64%
$100,000 but less than $250,000	3.50%	0.50%
$250,000 but less than $500,000	2.50%	0.36%
$500,000 but less than $1,000,000	2.00%	0.29%
$1,000,000 or more	1.25%	0.18%
The initial Premium Based Charge is determined by the sum of Premiums received during the first contract quarter and the Accumulated Premium Breakpoint achieved by that amount. After the first contract Quarter Anniversary, the Premium Based Charge for each subsequent Premium is determined based on the sum of all Premiums (including the subsequent Premium) and the Accumulated Premium Breakpoint achieved by the sum of Premiums as of the Premium receipt date. Please see EXPENSES below.
4 Base Contract Expenses: If you do not elect any optional features, your total Base Contract Expense would be 0.95% annually.
Beneficiary Expenses if Extended Legacy is Elected

If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 0.85% which is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
5 The fee is calculated as a percentage of the Purchase Payments reduced by the Adjustment Factor which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the fee is calculated, please see OPTIONAL LIVING BENEFIT below.
6 The Initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table below. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums identified in the Fee Table and the minimums described below.

(Contracts issued on or after September 10, 2018)
	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.40%
Two Covered Persons	0.60%	±0.40%
*
The fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
(Contracts issued prior to September 10, 2018)
	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	0.60%	±0.25%
Two Covered Persons	0.60%	±0.25%
*
The fee rate can increase or decrease no more than 0.0625% each quarter (0.25%/ 4).
7 The fee is calculated as a percentage of the Income Base which determines the basis of the guaranteed benefit. The annual fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter. For a complete description of how the Income Base is calculated, please see APPENDIX G — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 28, 2022 for a description of the Living Benefit you may have elected.

Examples

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual contract expenses, and annual Underlying Fund expenses.
The expense examples below assume that you invest $100,000 in the contract for the time periods indicated; your investment has a 5% return each year; and you incur the maximum or minimum fees and expenses of the Underlying Funds as indicated in the examples.
The Maximum Expense Examples reflect the most expensive possible combination of charges  (including additional charges for optional benefits). Although your actual costs may be higher or lower, based on these assumptions, your costs at the end of the stated period would be the amounts set forth in the tables below.

Maximum Expense Examples
(assuming annual contract expenses of 1.20% including the Maximum Anniversary Value death benefit feature, the optional Polaris Income Daily Edge feature (for the first year calculated at the assumed initial annual fee rate of 1.60% and the maximum annual fee rate of 2.50%for the remaining years), and investment in an Underlying Fund with total expenses of 1.60%*)
(1)
If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$9,837	$20,924	$31,421	$55,300
(2)
If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$5,337	$16,924	$28,421	$55,300
Minimum Expense Examples
(assuming annual contract expenses of 0.95%, no election of optional features and investment in an Underlying Fund with total expenses of 0.46%**)

(1)
If you surrender your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$6,402	$9,901	$13,090	$20,024
(2)
If you do not surrender or if you annuitize your contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$1,902	$5,901	$10,090	$20,024
Additional Expense Example Information
1.
In addition to the stated assumptions, the Expense Examples also assume that no transfer fees were imposed. Although premium taxes may apply in certain states, they are not reflected in the Expense Examples.
2.
In addition to the stated assumptions, a maximum Premium Based Charge of 3.5% and withdrawal charge of 4.50% is used in the Expense Examples because of the $100,000 investment amount. Your expenses may be lower if you are subject to a lower Premium Based Charge and Withdrawal Charge Schedule.
3.
If you elected other optional features, your expenses would be lower than those shown in the Maximum Expense Examples. The Maximum Expense Example assumes that no withdrawals are taken during the stated period, there are two Covered
Persons and that the annual maximum fee rate of 2.50% has been reached after the first year under Polaris Income Daily Edge. The current initial annual fee rate may be higher or lower. Please see the Rate Sheet Supplement.
4.
If you elected optional features, you do not pay fees for optional features once you begin the Income Phase (annuitize your contract); therefore, your expenses will be lower than those shown here. Please see ANNUITY INCOME OPTIONS below.
*
The 1 year Maximum Expense Example reflects the SunAmerica Series Trust 0.47% waiver.
**
The 1 year Minimum Expense Example reflects the Goldman Sachs Variable Insurance Trust 0.03% waiver.

These examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

Principal Risks Of Investing In The Contract

Risk of Loss. Variable annuities involve risks, including possible loss of principal. Your losses could be significant. This contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. This contract is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
Short-Term Investment Risk. This contract is not designed for short-term investing and may not be appropriate for an investor who needs ready access to cash. The benefits of tax deferral, long-term income, and Living Benefit protections mean that this contract is more beneficial to investors with a long investment time horizon.
Withdrawal Risk. You should carefully consider the risks associated with withdrawals under the contract. Withdrawals may be subject to significant withdrawal charges. If you make a withdrawal prior to age 59½, there may be adverse tax consequences, including a 10% IRS penalty tax. A withdrawal may reduce the value of your standard and optional benefits. For instance, a withdrawal will reduce the value of the death benefit. In addition, a withdrawal could reduce the value of the optional Living Benefit by an amount greater than the amount withdrawn and could result in termination of the benefit. A total withdrawal (surrender) will result in the termination of your contract. We may defer payment of withdrawals from a Fixed Account option (including the Secure Value Account) for up to six months when permitted by law.
Variable Portfolio Risk. Amounts that you invest in the Variable Portfolios are subject to the risk of poor investment performance. You assume the investment risk. You can gain or lose money if you invest in these Variable Portfolios. Each Variable Portfolio’s performance depends on the performance of its Underlying Fund. Each Underlying Fund has its own investment risks, and you are exposed to the Underlying Fund’s investment risks when you invest in a Variable Portfolio. You are responsible for allocating Purchase Payments to the Variable Portfolios that are appropriate for you based on your own individual circumstances, investment goals, financial situation, and risk tolerance. You bear the risk of any decline in contract value resulting from the performance of the Variable Portfolio you have selected. In making your investment selections, you should investigate all information available to you including the Underlying Fund’s prospectus, statement of additional information and annual and semi-annual reports. We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Selection Risk. The optional benefits under the contract were designed for different financial goals and to protect against different financial risks. There is a risk that you may not choose, or may not have chosen, the benefit or benefits (if any) that are best suited for you based on your present or future needs and circumstances, and the benefits that are more suited for you (if any) may no longer be available. In addition, if you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you will have paid for a benefit that you may not use or benefit from.
Investment Requirements Risk. If you elect the optional Living Benefit, you will be subject to investment requirements that limit the investment options that are available to you and limit your ability to take certain actions under the contract. These investment requirements are designed to reduce our risk that we will have to make payments to you from our own assets. In turn, they may also limit the potential growth of your contract value and the potential growth of your guaranteed benefits.
Managed Volatility Fund Risk. Certain Underlying Funds, including some Underlying Funds that are available under certain optional Living Benefits’ investment requirements, utilize managed volatility strategies. These risk management techniques help us manage our financial risks associated with the contract’s guarantees, like living and death benefits, because they reduce the incidence of extreme outcomes including the probability of large gains or losses. However, these strategies can also limit your participation in rising equity markets, which may limit the potential growth of your contract value and the potential growth of your guaranteed benefits. Certain Underlying Funds advised by our affiliate employ such risk management strategies, which may help us manage our financial risks.
Purchase Payment Risk. Your ability to make subsequent Purchase Payments is subject to certain restrictions. We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice based on age as shown below and election of optional benefit(s), and may require our prior approval before accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary. There is no guarantee that you will always be permitted to make Purchase Payments.
Minimum Contract Value Risk. Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
Financial Strength and Claims-Paying Ability Risk. All guarantees under the contract that are paid from our general account (including under any Fixed Account option) are subject to our financial strength and claims-paying ability.
Business Disruption. Our business is also vulnerable to disruptions from natural and man-made disasters and catastrophes, such as but not limited to hurricanes, windstorms, flooding, earthquakes, wildfires, solar storms, war or other military action, acts of terrorism, explosions and fires, pandemic (such as COVID-19) and other highly contagious diseases, mass torts and other catastrophes. A natural or man-made disaster or catastrophe may negatively affect the computer and other systems on which we rely, and may also interfere with our ability to receive, pickup and process mail, to calculate Accumulation Unit Values (“AUVs”), process other contract-related transactions, or otherwise provide our services, or have other possible negative impacts. While we have developed and put in place business continuity and disaster recovery plans and procedures to mitigate operational risks and potential losses related to business disruptions resulting from natural and man-made disasters and catastrophes, there can be no assurance that we, our agents, the Underlying Funds or our service providers will be able to successfully avoid negative impacts resulting from such disasters and catastrophes.
Cybersecurity Risk. We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners and service providers, our business is vulnerable to physical disruptions and utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), cyber-attacks, user error or other disruptions to the confidentiality, integrity, or availability of such systems and data. These risks include, among other things, the theft, misuse, corruption, disclosure and destruction of sensitive business data, including personal information, maintained on our or our business partners’ or service providers’ systems, interference with or denial of service attacks on websites and other operational disruptions and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third-party administrator, the Underlying Funds, intermediaries and other affiliated or third-party service providers, as well as our distribution partners, may adversely affect us and your contract value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website, our distribution partners, or with the Underlying Funds, impact our ability to calculate AUVs, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers, distribution partners and other intermediaries to regulatory fines and enforcement action, litigation risks and financial losses and/or cause reputational damage. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the affected Underlying Funds to lose value. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict. Despite our implementation of policies and procedures, which we believe to be reasonable, that address physical, administrative and technical safeguards and controls and other preventative actions to protect our systems and customer information and reduce the risk of cyber-incident, there can be no assurance that we or our distribution partners or the Underlying Funds or our service providers will avoid cyber-attacks or information security breaches in the future that may affect your contract and/or personal information.

Purchasing a Polaris Platinum O-Series
Variable Annuity

When you purchase a variable annuity, a contract exists between you and the Company. You are the Owner of the contract.
Maximum Issue Age
We will not issue a contract to anyone age 86 or older on the contract issue date. The age requirements may vary depending on your election of an optional death benefit or other available optional feature:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
85	80*	80
*
If a second Covered Person is added or if one of the original Covered Persons is changed to a different Covered Person, the second Covered Person must meet the above age requirements at the time of addition. Please see OPTIONAL LIVING BENEFIT.
Note: In general, we will not issue a Qualified contract to anyone who is age 72 or older, unless it is shown that the minimum distribution required by the IRS is being made. Please see TAXES.
Joint Ownership
A Non-Qualified contract may be jointly owned by a spouse or non-spouse. Joint owners possess an equal and undivided interest in the contract. The age of the older Owner is used to determine the availability of most age driven benefits.
The addition of a joint Owner after the contract has been issued is contingent upon prior review and approval by the Company.
We will not issue a Qualified contract with joint owners, in accordance with tax law.
Spouse
Your spouse (as determined for federal tax law purposes) may jointly own the contract. In certain states, domestic or civil union partners (“Domestic Partners”) qualify for treatment as, or are equal to, spouses under state law.
Non-Spouse
In certain states, we may issue the contract to non-spousal joint owners. Non-spousal joint Owners and Domestic Partners should consult with their tax adviser and/or financial representative as, they may not be able to fully benefit from certain benefits and features of the contract such as the optional Living Benefit, if applicable, and Spousal Continuation of the death benefit.
Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for a list of states that require that benefits and features be made to domestic or civil union partners.
Non-Natural Ownership
A trust, corporation or other non-natural entity may only own this contract if such entity has sufficiently demonstrated an Insurable Interest in the Annuitant selected.
At its sole discretion, the Company reserves the right to decline to issue this contract to certain entities. We apply various considerations including but not limited to:
•
Estate planning,
•
Tax consequences, and
•
The propriety of this contract as an investment consistent with a non-natural Owner’s organizational documentation.
For more information on non-natural ownership, please see TAXES. You should consult with your tax and/or legal advisor in connection with non-natural ownership of this contract.
Assignment of the Contract/Change of Ownership
You may assign this contract before beginning the Income Phase. We will not be bound by any assignment until we receive and process your written request at our Annuity Service Center and you have received confirmation.
•
Your rights and those of any other person with rights under this contract will be subject to the assignment.
•
We are not responsible for the validity, tax or other legal consequences of any assignment.
•
An assignment will not affect any payments we may make or actions we may take before we receive notice of the assignment.
We reserve the right not to recognize any assignment, as determined in our sole discretion, if it changes the risk profile of the contract owner, if no Insurable Interest exists, or if not permitted by the Internal Revenue Code.
Please see the Statement of Additional Information for details on the tax consequences of an assignment. You should consult a qualified tax adviser before assigning the contract.
Termination of the Contract for Misstatement and/or Fraud
The Company reserves the right to terminate the contract at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the contract.
If we learn of a misstatement of age, we reserve the right to fully pursue our remedies including revocation of any age-driven benefits and/or termination of the contract. Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for specific information.
Allocation of Purchase Payments
In order to issue your contract, we must receive your initial Purchase Payment and all required paperwork in Good Order, including Purchase Payment allocation instructions.
An initial Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment.
Minimum Initial and Subsequent Purchase Payments
	Minimum Initial Purchase Payment	Minimum Subsequent Purchase Payment	Minimum Automatic Subsequent Purchase Payment
Qualified(1)	$10,000	$500	$100
Non-Qualified(1)	$10,000	$500	$100
(1)
These amounts depend upon whether a contract is Qualified or Non-Qualified for tax purposes. For further explanation, please see TAXES.
Purchase Payment Restrictions
We will not allow anyone age 86 or older to add additional Purchase Payments after the contract issue date. The attained age restrictions to add additional Purchase Payments may vary depending on your election of an optional Living Benefit or optional death benefit as follows:
Without Optional Benefits	With Optional Living Benefit	With Optional Maximum Anniversary Death Benefit
86	81	81
We reserve the right to refuse any Purchase Payment(s), limit the amount of subsequent Purchase Payment(s) with advance notice and restrict allowance of Purchase Payment(s) based on age as shown above and election of optional benefit(s).
We reserve the right to require Company approval prior to accepting Purchase Payments greater than the Purchase Payments Limit as defined in the Glossary.
•
For contracts owned by a non-natural Owner, we reserve the right to require prior Company approval to accept any Purchase Payment.
•
Purchase Payments that would cause total Purchase Payments in all contracts issued by any Corebridge Financial Company to the same Owner and/or Annuitant to exceed the Purchase Payments Limit may also be subject to Company pre-approval.

Submission of Purchase Payments
Purchase Payments will be priced when received at the Annuity Service Center. Delivery of Purchase Payments to any other address may result in a delay in crediting your contract until the Purchase Payment is received at the Annuity Service Center.
Regular Mail:
Purchase Payments sent by regular mail must be sent to the Premium Processing Center at the following address:
American General Life Insurance Company Premium Processing Center P.O. Box 100330 Pasadena, CA 91189-0330

Express Delivery:
Purchase Payments sent by overnight or express delivery must be sent to the Premium Processing Center at the following address:
JPM Chase-AGL 100330 Premium Processing Center 2710 Media Center Drive Building #6, Suite 120 Los Angeles, CA 90065-1750

Receipt of Purchase Payments:
Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center in Good Order.
We allocate your Purchase Payment to your contract as of the date such Purchase Payment is priced. Initial Purchase Payments received at the Annuity Service Center in Good Order before Market Close will be priced within two NYSE business days after it is received. Initial Purchase Payments received at the Annuity Service Center in Good Order after Market Close will be priced within two NYSE business days after the next NYSE business day.
If we do not have complete information necessary to issue your contract, we will contact you. If we do not receive the necessary information within five NYSE business days, we will obtain your permission to keep your money until we get the information necessary to issue the contract, or we will send your money back to whomever we received the funds.
Any subsequent Purchase Payment will be priced as of the day it is received by the Annuity Service Center in Good Order before Market Close. If the subsequent Purchase Payment is received at the Annuity Service Center in Good Order after Market Close, it will be priced as of the next NYSE business day.
We invest your subsequent Purchase Payments in the Variable Portfolios and available Fixed Accounts according to any allocation instructions that accompany the subsequent Purchase Payment. If we receive a Purchase Payment without allocation instructions, we will invest the Purchase Payment according to your allocation instructions on file.
Electronic Transmission:
We will accept initial and subsequent Purchase Payments by electronic transmission from certain broker-dealer firms.
Agent of Company:
We may have an agreement in place whereby your broker-dealer may be deemed our agent for receipt of your Purchase Payments. If a broker-dealer is deemed to be our agent, Purchase Payments will be priced as of the time they are received by the broker-dealer.
You assume any risk in market fluctuations if you submit your Purchase Payment directly to a broker-dealer that does not have such an agreement, should there be a delay in that broker-dealer delivering your Purchase Payment to us. Please check with your financial representative to determine if his/her broker-dealer has an agreement with the Company that deems the broker-dealer an agent of the Company.
Automatic Payment Plan:
Once you have contributed at least the minimum initial Purchase Payment, you can establish an Automatic Payment Plan that allows you to make subsequent Purchase Payments. We reserve the right to modify, suspend or terminate the Automatic Payment Plan at any time should subsequent Purchase Payments no longer be accepted and will notify you prior to exercising that right.
Accumulation Units
We credit your contract with Accumulation Units when you allocate a Purchase Payment to the Variable Portfolios. We determine the value of each Accumulation Unit at the close of every NYSE business day. The value of an Accumulation Unit goes up and down based on the performance of the Variable Portfolios and the fees and expenses under your contract.
The number of Accumulation Units you are credited is calculated the day we process your Purchase Payment. Please see ALLOCATION OF PURCHASE PAYMENTS.
The Accumulation Unit value is determined by multiplying the Accumulation Unit value for the preceding NYSE business day by a factor for the current NYSE business day.
The factor is determined by:
1.
dividing the net asset value per share of the Underlying Fund at the end of the current NYSE business day, plus any dividend or capital gains per share declared on behalf of the Underlying Fund as of that day, by the net asset value per share of the Underlying Fund for the previous NYSE business day; and
2.
multiplying it by one minus all applicable daily asset based charges.
We determine the number of Accumulation Units credited to your contract by dividing the Purchase Payment by the Accumulation Unit value for the specific Variable Portfolio.
Example:
We receive a $25,000 Purchase Payment from you on Wednesday. You allocate the money to Variable Portfolio A. We determine that the value of an Accumulation Unit for Variable Portfolio A is $11.10 at Market Close on Wednesday. We then divide $25,000 by $11.10 and credit your contract on Wednesday night with 2,252.2523 Accumulation Units for Variable Portfolio A.
Performance of the Variable Portfolios and the insurance charges under your contract affect Accumulation Unit values. These factors cause the value of your contract to go up and down.
Free Look
You may cancel your contract within ten days after receiving it. We call this a “free look.” Your state may require a longer free look period. Please check your contract or with your financial representative.
To cancel, mail the contract along with your written free look request to:
Annuity Service Center P.O. Box 15570 Amarillo, Texas 79105-5570.
If you decide to cancel your contract during the free look period we will refund the following:
•
The value of your contract on the day we receive your request in Good Order if received before Market Close.
•
The value of your contract on the next NYSE business day, if the free look request is received after Market Close.
IRA and State Free Look Restrictions
Certain states require us to return your Purchase Payments upon a free look request. Contracts issued as an IRA require the full return of Purchase Payments upon a free look.
If your contract was issued either in a state requiring return of Purchase Payments or as an IRA, and you cancel your contract during the free look period, we return the greater of:
(1)
Purchase Payments; or
(2)
the value of your contract on the day we receive your request in Good Order.
With respect to these contracts, we reserve the right to invest your money in a money market portfolio during the free look period. We will allocate your money according to your instructions at the end of the applicable free look period.
Please see your contract and APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for information about the free look period in your state.
Exchange Offers
From time to time, we allow you to exchange an older variable annuity issued by the Company or one of its affiliates, for a newer product with different features and benefits issued by the Company or one of its affiliates. Such an exchange offer will be made in accordance with applicable federal securities laws and state insurance rules and regulations. We will provide the specific terms and conditions of any such exchange offer at the time the offer is made.

Investment Options

You may allocate purchase payments using one or a combination of the investment options and Fixed Accounts, as may be available under your contract:
•
Variable Portfolios
•
Fixed Accounts
•
Dollar Cost Averaging Fixed Account
•
Secure Value Account (optional Living Benefit only)
If you elect the optional Living Benefit, not all investment options may be available and you must allocate your purchase payments in accordance with the applicable investment requirements. Please see Investment Requirements for Optional Living Benefit in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the specific investment requirements applicable to your Living Benefit.
Variable Portfolios
The Variable Portfolios available under the contract invest in the Underlying Funds of the Trusts. Additional Variable Portfolios may be available in the future.
Information regarding each Underlying Fund, including (i) its name, (ii) its type, (iii) its investment advisor and any sub-investment advisor, (iv) current expenses, and (v) performance is available in an appendix to this prospectus. See APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Each Underlying Fund has issued a prospectus that contains more detailed information about the

Underlying Fund. Read these prospectuses carefully before investing. Paper or electronic copies of the Underlying Fund prospectuses may be obtained by calling (855) 421-2692 or visiting our website at www.corebridgefinancial.com/ProductProspectuses.
You may also obtain information about the Underlying Funds by accessing the U.S. Securities and Exchange Commission’s website at www.sec.gov.
From time to time, certain Variable Portfolio names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Variable Portfolio’s prior name.
Certain Underlying Funds offered under this contract have similar investment objectives to other Underlying Funds managed by the same advisor or subadvisor. The investment results of the Underlying Funds, however, may be higher or lower than such other Underlying Funds. We do not guarantee or make any representation that the investment results of any of the Underlying Funds will be comparable to the investment results of any other Underlying Fund managed by the same investment advisor or subadvisor.
You can gain or lose money if you invest in these Variable
Portfolios. You are responsible for allocating Purchase
Payments to the Variable Portfolios as appropriate for your
own individual circumstances, investment goals, financial
situation and risk tolerance. You should periodically review your allocations and values to ensure they continue to suit
your needs. You bear the risk of any decline in contract
value resulting from the performance of the Variable
Portfolio you have selected. In making your investment
selections, you should investigate all information available to you including the Underlying Fund’s prospectus,
statement of additional information and annual and
semi-annual reports.

We do not provide investment advice, nor do we recommend or endorse any particular Underlying Fund.
Please consult your financial representative regarding which of these Variable Portfolios are appropriate for your risk tolerance.
You should read the prospectuses for the Trusts carefully for detailed information about the Underlying Funds, including each Underlying Fund’s investment objective and risk factors.
Selection of Underlying Funds
The Underlying Funds offered through this contract are selected by us and we may consider various factors in the selection process, including but not limited to: asset class coverage, the strength of the investment advisor’s or subadvisor’s reputation and tenure, brand recognition, the alignment of the investment objectives of an Underlying
Fund with our hedging strategy, performance and the capability and qualification of each investment firm.
Another factor we may consider is whether the Underlying Fund or its service providers (i.e. the investment advisor and/or subadvisor(s)) or their affiliates will make payments to us or our affiliates in connection with certain administrative, marketing and support services, or whether the Underlying Fund’s service providers have affiliates that can provide marketing and distribution support for sales of the contract. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
We review the Underlying Funds periodically and may make changes if we determine that an Underlying Fund no longer satisfies one or more of the selection criteria and/or if the Underlying Fund has not attracted significant allocations from contract Owners.
Fund-of-Funds
Certain Underlying Funds invest substantially all their assets in other Underlying Funds. These arrangements are referred to as Fund-of-Funds, as described below. Expenses for a Fund-of-Funds may be higher than that for other funds because a Fund-of-Funds bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds. As a result, you will pay higher fees and expenses under the Fund-of-Funds structure than if you invested directly in each of the Underlying Funds held in the Fund-of-Funds structure. This will reduce your investment return.
Volatility Control Funds
Certain Underlying Funds advised by our affiliate employ risk management strategies that are intended to control the Underlying Funds’ overall volatility and to reduce the downside exposure of the Underlying Funds during significant market downturns. Conversely, these Variable Portfolios could limit the upside participation of these Underlying Funds in rising equity markets relative to other Underlying Funds.
These risk management techniques help us to manage our financial risks associated with guarantees, like the living and death benefits because this managed volatility strategy reduces the incidence of extreme outcomes including the probability of large gains or losses.
Trusts
We offer Underlying Funds of affiliated and unaffiliated Trusts. The Trusts serve as the underlying investment vehicles for other variable annuity contracts issued by the Company as well as by other insurance companies.
Neither the Company nor the Trusts believe that offering shares of the Trusts in this manner disadvantages you. The Trusts are monitored for potential conflicts. The Trusts may have other Underlying Funds, in addition to those listed here, that are not available for investment under this contract.

Unaffiliated Trusts
We offer Underlying Funds of the following unaffiliated Trusts:
•
AIM Variable Insurance Funds (Invesco Variable Insurance Funds) – Series II Shares
•
American Funds Insurance Series® – Class 4 Shares (for contracts issued on or after June 29, 2015)
•
American Funds Insurance Series® – Class 2 Shares (for contracts issued prior to June 29, 2015)
•
Franklin Templeton Variable Insurance Products Trust – Class 2 Shares
•
Goldman Sachs Variable Insurance Trust – Class Service Shares
•
Lord Abbett Series Fund, Inc. – Class VC Shares
•
MFS Variable Insurance Trust III – Service Class Shares
•
PIMCO Variable Insurance Trust – Class Advisor Shares
Affiliated Trusts
We offer Underlying Funds of the following affiliated Trusts at least in part because they are managed by SunAmerica Asset Management, LLC (“SAAMCo”), an affiliate of the Company. SAAMCo engages subadvisors to provide investment advice for certain Underlying Funds. The Company and/or its affiliates may be subject to certain conflicts of interest as the Company may derive greater revenues from Variable Portfolios offered by a Trust managed by an affiliate than certain other available Variable Portfolios.
•
Seasons Series Trust – Class 3 Shares
•
SunAmerica Series Trust – Class 3 Shares
Substitution, Addition or Deletion of Variable Portfolios
We may, subject to any applicable law, make certain changes to the Variable Portfolios offered in your contract. We may offer new Variable Portfolios or stop offering existing Variable Portfolios. New Variable Portfolios may be made available to existing contract Owners, and Variable Portfolios may be closed to new or subsequent Purchase Payments, transfers or allocations. In addition, we may also liquidate the shares of any Variable Portfolio, substitute the shares of one Underlying Fund held by a Variable Portfolio for another and/or merge Variable Portfolios or cooperate in a merger of Underlying Funds. To the extent required by the Investment Company Act of 1940, as amended, we may be required to obtain SEC approval or your approval.
Fixed Accounts
Your contract may offer a Fixed Account for a guaranteed period. Your Fixed Account interest crediting rates are guaranteed for amounts allocated to each Fixed Account for up to 1 year. Thereafter, for Fixed Accounts other than Dollar Cost Averaging Fixed Account options (as described below), we will declare annual Fixed Account crediting rates each contract year, and this rate will never be lower than the minimum guarantee rate as referenced in your contract. Factors that influence the declared Fixed Account renewal rate include, but are not limited to, the level of US treasury rates, credit spreads on corporate bonds and other fixed income instruments, company asset-liability matching strategies, the length of the contract withdrawal charge period and the number of years since your annuity contract was issued. You may obtain current interest rates by calling the Annuity Service Center or by speaking with your financial representative.
Please check with your financial representative regarding the availability of a Fixed Account. Allocations to the Fixed Account are obligations of the General Account. In reliance on certain exemptions and exclusions, interests in the General Account are not registered as securities under the Securities Act of 1933 and not registered as an investment company under the Investment Company Act of 1940. However, the disclosures in the prospectus about the Fixed Accounts are subject to certain provisions of the federal securities laws regarding the accuracy and completeness of disclosures. Please see GENERAL ACCOUNT below.
Minimum Guaranteed Interest Rate
We guarantee that the interest rate credited to amounts allocated to any Fixed Account guarantee periods will never be less than the guaranteed minimum interest rate specified in your contract. Once the rate is established, it will not change for the duration of the guarantee period. The minimum guaranteed interest rate can vary but is never lower than 1%. We determine which, if any, guarantee periods will be offered at any time in our sole discretion, unless state law requires us to do otherwise.
Interest Rate Categories
There are three categories of interest rates for money allocated to the Fixed Accounts. The applicable rate is guaranteed until the corresponding guarantee period expires. With each category of interest rate, your money may be credited a different rate as follows:
•
Initial Rate: The rate credited to any portion of the initial Purchase Payment allocated to a Fixed Account.
•
Current Rate: The rate credited to any portion of a subsequent Purchase Payment allocated to a Fixed Account.
•
Renewal Rate: The rate credited to money transferred from a Fixed Account or a Variable Portfolio into a Fixed Account and to money remaining in a Fixed Account after expiration of a guarantee period.
Transfers/Withdrawals from Fixed Accounts
There are no restrictions with respect to transferring out of or taking a withdrawal from a Fixed Account. If you make a transfer out of or a withdrawal from a Fixed Account prior to the end of a guarantee period, you will be credited the interest earned up to the time of transfer or withdrawal. When a guarantee period ends, you may leave your money in the same Fixed Account or you may reallocate your money to another Fixed Account, if available, or to the Variable Portfolios. If you do not want to leave your money in the same Fixed Account, you must contact us within 30 days after the end of the guarantee period and provide us with new allocation instructions. We do not contact you. If you do not contact us, your money will remain in the same Fixed Account where it will earn interest at the renewal rate then in effect for that Fixed Account.
We reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
If available through our Dollar Cost Averaging Program, you may systematically transfer interest earned in available Fixed Accounts into any of the Variable Portfolios on a monthly basis. Systematic transfers may be started, changed or terminated at any time by contacting our Annuity Service Center.
Check with your financial representative about the current availability of this service.
Fixed Account Restrictions
At any time we are crediting the minimum guaranteed interest rate specified in your contract, we reserve the right to restrict your ability to invest into the Fixed Accounts. All Fixed Accounts may not be available in your state. Please check with your financial representative regarding the availability of Fixed Accounts.
Secure Value Account
If you elect a Living Benefit, a certain percentage of your investment is automatically allocated to the Secure Value Account. The Secure Value Account is only available with the election of a Living Benefit and you may not reallocate your money from the Secure Value Account to another Fixed Account, if available, or to the Variable Portfolios when the guarantee period ends. Please see Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT. Allocations to the Secure Value Account are obligations of the General Account. Please see GENERAL ACCOUNT below.
Dollar Cost Averaging Fixed Accounts
Purchase Payments
You may invest initial and/or subsequent Purchase Payments in the dollar cost averaging (“DCA”) Fixed Accounts, if available. The minimum Purchase Payment amounts are as follows:
DCA Fixed Account	Minimum Purchase Payment
6-Month	$600
12-Month	$1,200
2-Year*	$2,400
*
2-Year DCA Fixed Account not available for contracts issued on or after October 1, 2013.
•
The DCA Fixed Accounts only accept initial and subsequent Purchase Payments because they are offered as “source” accounts exclusively to facilitate the DCA Program for a specified time period.
•
You may not make a transfer from a Variable Portfolio or available Fixed Account into a DCA Fixed Account. Please see DOLLAR COST AVERAGING PROGRAM below for more information.
•
Unless otherwise directed by you, any Purchase Payment less than the above minimum amounts will automatically be allocated to available investment options according to your current allocation instructions on file.
If your contract was issued on or after October 1, 2013, the 2-Year DCA Fixed Account is not available for investment. For contracts issued prior to October 1, 2013, without election of a Living Benefit, the 2-Year DCA Fixed Account will remain available for subsequent Purchase Payments on contracts issued initially with the 2-Year DCA Fixed Account. The minimum subsequent Purchase Payment that you must invest for the 2-Year DCA Fixed Account is $2,400.
DCA Interest Rate Crediting
DCA Fixed Accounts credit a fixed rate of interest and can only be elected to facilitate a DCA Program. Interest is credited to amounts allocated to the DCA Fixed Accounts while your money is transferred to available investment options over certain specified time frames. The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract. The minimum guaranteed interest rate can vary but is never lower than 1%. However, when using a DCA Fixed Account, the annual interest rate is paid on a declining balance as you systematically transfer your money to available investment options. Therefore, the actual effective yield will be less than the stated annual crediting rate. We reserve the right to change the availability of DCA Fixed Accounts offered, unless state law requires us to do otherwise.
Dollar Cost Averaging Program
Under the DCA Program, you systematically transfer a specified dollar amount or percentage of contract value from a Variable Portfolio, available Fixed Account or DCA Fixed Account (“source account”) to any available investment options (“target account”).
The DCA Program allows you to invest gradually in available investment options at no additional cost. The DCA Program is designed to lessen the impact of market fluctuations on your investment. However, the DCA Program can neither guarantee a profit nor protect your investment against a loss. When you elect the DCA Program, you are continuously investing in securities fluctuating at different price levels. You should consider your tolerance for investing through periods of fluctuating price levels.
Example of DCA Program
Assume that you want to move $750 each month from one Variable Portfolio to another Variable Portfolio over six months. You set up a DCA Program and purchase Accumulation Units at the following values:
Month	Accumulation Unit Value	Units Purchased
1	$7.50	100
2	$5.00	150
3	$10.00	75
4	$7.50	100
5	$5.00	150
6	$7.50	100
You paid an average price of only $6.67 per Accumulation Unit over six months, while the average market price actually was $7.08. By investing an equal amount of money each month, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high. This example is for illustrative purposes only.
DCA Program Guidelines
•
Fixed Accounts are not available as target accounts for the DCA Program.
•
Transfers occur on a monthly periodic schedule.
•
The minimum transfer amount under the DCA Program is $100 per transaction, regardless of the source account.
•
Transfers resulting from your participation in the DCA Program are not counted towards the number of free transfers per contract year.
Allocation of Subsequent Purchase Payments to DCA Program
If you have not elected an optional Living Benefit and you choose to allocate subsequent Purchase Payments to an active DCA Program with an available Fixed Account serving as the source account, the rate applicable to that Fixed Account at the time we receive the subsequent Purchase Payment will apply. Further, we will begin transferring subsequent Purchase Payments into your target account allocations on the same day of the month as the initial active DCA Program. Therefore, you may not receive a full 30 days of interest prior to the first transfer to the target account(s). Please see DOLLAR COST AVERAGING FIXED ACCOUNTS above for more information.
Termination of DCA Program
You may terminate the DCA Program at any time. If you terminate the DCA Program and money remains in the DCA Fixed Account(s), we transfer the remaining money according to your current allocation instructions on file.
Upon notification of your death, we will terminate the DCA Program and transfer the remaining money according to the current allocation instructions on file.
Automatic Asset Rebalancing Program
Market fluctuations may cause the percentage of your investment in the Variable Portfolios to differ from your original allocations. Automatic Asset Rebalancing typically involves shifting portions of your money into and out of investment options so that the resulting allocations are consistent with your current investment instructions.
Under the Automatic Asset Rebalancing Program:
•
You may elect to have your investments in the Variable Portfolios and/or Fixed Accounts, if available, periodically rebalanced to return your allocations to preselected percentages for no additional charge.
•
At your request, rebalancing occurs on a quarterly, semiannual or annual basis.
•
Transfers resulting from your participation in this program are not counted against the number of free transfers per contract year.
Changes to Rebalancing Instructions
If you make a transfer, you must provide updated rebalancing instructions. If you do not provide new rebalancing instructions at the time you make such transfer, we will change your ongoing rebalancing instructions to reflect the percentage allocations among the new Variable Portfolios and/or Fixed Accounts, if available, resulting from your transfer which will replace any previous rebalancing instructions you may have provided (“Default Rebalancing Instructions”). You may change any applicable Default Rebalancing Instructions at any time by contacting the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes, we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract.
Upon notification of your death, we will terminate the Automatic Asset Rebalancing Program.
Mandatory Rebalancing with Election of a Living Benefit
If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file and we will notify you of such reversion. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes (including closures, substitutions, or mergers), we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract. In addition, any amount of your investment allocated to the Secure Value Account cannot be rebalanced. Please see OPTIONAL LIVING BENEFIT below.
Automatic asset rebalancing will continue if it is a requirement of an optional Living Benefit that remains in effect pursuant to your Spousal Beneficiary’s election of Spousal Continuation.
We reserve the right to modify, suspend or terminate the Automatic Asset Rebalancing Program at any time and we will notify you 30 days prior to exercising that right. In the event of modification, we will administer the program according to the parameters of the modification. In the event of suspension or termination of the program, we will no longer administer the program and your investments will no longer be rebalanced.
Transfers During the Accumulation Phase
Subject to the Company’s rules, restrictions and policies (including short term trading policies) described below, you may transfer funds between the Variable Portfolios and/or any available Fixed Accounts.
•
Funds already in your contract cannot be transferred into the DCA Fixed Accounts, if available.
•
You must transfer at least $100 per transfer.
•
If less than $100 remains in any Variable Portfolio or Fixed Account after a transfer, that amount must be transferred as well.
Submitting Transfer Instructions
Your transfer instructions must be received via one of the methods and locations referenced below; otherwise they will not be considered received by us. Please see SHORT-TERM TRADING POLICIES below for more information.
Telephone: (800) 445-7862
Internet: www.corebridgefinancial.com/annuities
United States Postal Service (first-class mail): Annuity Service Center P.O. Box 15570 Amarillo, Texas 79105-5570
Facsimile: (818) 615-1543
Telephone/Internet Authorization
We may accept transfers by telephone or the internet unless you tell us not to on your contract application. When receiving instructions over the telephone or the internet, we have procedures to provide reasonable assurance that the transactions executed are genuine. Thus, we are not responsible for any claim, loss or expense from any error resulting from instructions received over the telephone or the internet. If we fail to follow our procedures, we may be liable for any losses due to unauthorized or fraudulent instructions.
Transfer Fees
There is no charge for your first 15 transfers in any contract year. We charge for transfers in excess of 15 in any contract year. The fee is $25 for each transfer exceeding this limit. Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not counted towards the number of free transfers per contract year.
Please see APPENDIX B - STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific fees.
Accepting Transfer Requests
We cannot guarantee that we will be able to accept telephone, fax and/or internet transfer instructions at all times. Any telephone, fax or computer system, whether it is yours, your broker-dealer’s, or ours, can experience outages or delays for a variety of reasons and may prevent our processing of your transfer request. If telephone, fax and/or internet access is unavailable, you must make your transfer request in writing by U.S. Mail to our Annuity Service Center at the address above.
We reserve the right to modify, suspend or terminate telephone, fax and/or internet transfer privileges at any time and we will notify you prior to exercising the right of suspension.
Pricing Transfer Requests
Any transfer request will be priced as of the day it is received by us in Good Order if the request is received before Market Close. If the transfer request is received after Market Close, the request will be priced as of the next NYSE business day.
Short-Term Trading Policies
This variable annuity contract is not designed to support frequent trading or trading strategies that seek to benefit from short-term price fluctuations or price inefficiencies in the Variable Portfolios of this product (“Short-Term Trading”) and we discourage Short-Term Trading as more fully described below.
Risks of Short-Term Trading
Short-Term Trading may create risks that may result in adverse effects on the investment return of the Underlying Fund in which a Variable Portfolio invests. Such risks may include, but are not limited to: (1) interference with the management and planned investment strategies of an Underlying Fund; (2) dilution of the interests in the Underlying Fund due to practices such as “arbitrage”; and/or (3) increased brokerage and administrative costs due to forced and unplanned fund turnover. These circumstances may reduce the value of the Variable Portfolio. In addition to negatively impacting the Owner, a reduction in contract value may also be harmful to Annuitants and/or Beneficiaries.
We have adopted the following administrative procedures to discourage Short-Term Trading which are summarized below.
Standard U.S. Mail Policy
Under the Standard U.S. Mail Policy, all transfers must be submitted by U.S. Mail for 12-months. The 15th transfer in a 12-month look-back period (“12-Month Rolling Period”) triggers the Standard U.S. Mail Policy.
Transfer Requests under the U.S. Mail Policy
•
While the U.S. Mail Policy is in effect, we will not accept transfer requests sent by any other method except U.S. Mail.
•
Transfer requests required to be submitted by U.S. Mail can only be cancelled by a written request sent by U.S. Mail with the appropriate paperwork received prior to the execution of the transfer.
•
All transfers made on the same day prior to Market Close are considered one transfer request for purposes of applying the Short-Term Trading policy and calculating the number of free transfers.
•
Transfers resulting from your participation in the DCA or Automatic Asset Rebalancing Programs are not included for the purposes of determining the number of transfers before applying the Standard U.S. Mail Policy.
•
We apply the Standard U.S. Mail Policy uniformly and consistently to all contract Owners except for omnibus group contracts. See Omnibus Group Contracts below for more information.
Example
For example, if you made a transfer on August 21, 2024 and within the previous twelve months (from August 22, 2023 forward) you made 15 transfers including the August 21st transfer, then all transfers made for twelve months after August 21, 2024 must be submitted by U.S. Mail (from August 22, 2024 through August 21, 2025).
Accelerated U.S. Mail Policy
We may become aware of transfer patterns among the Variable Portfolios and/or Fixed Accounts which appear to be Short-Term Trading or otherwise detrimental to the Variable Portfolios but have not yet triggered the Standard U.S. Mail Policy described above. If such transfer activity comes to our attention, we may require you to adhere to our Standard U.S. Mail Policy prior to reaching the specified number of transfers.
Additional Short-Term Trading Restrictions
To the extent we become aware of Short-Term Trading activities which cannot be reasonably controlled solely by the Standard U.S. Mail Policy or the Accelerated U.S. Mail Policy, we reserve the right to evaluate, in our sole discretion, whether to:
1.
impose further limits on the size, manner, number and/or frequency of transfers you can make;
2.
impose minimum holding periods;
3.
reject any Purchase Payment or transfer request;
4.
terminate your transfer privileges; and/or
5.
request that you surrender your contract.
We will notify you in writing if your transfer privileges are modified, suspended or terminated. In addition, we reserve the right not to accept or otherwise restrict transfers from a third party acting for you and not to accept pre-authorized transfer forms.
Enforcement Determination Factors
Some of the factors we may consider when determining whether to accelerate the Standard U.S. Mail Policy, reject transfers or impose other conditions on transfer privileges include:
•
the number of transfers made in a defined period;
•
the dollar amount of the transfer;
•
the total assets of the Variable Portfolio involved in the transfer and/or transfer requests that represent a significant portion of the total assets of the Variable Portfolio;
•
the investment objectives and/or asset classes of the particular Variable Portfolio involved in your transfers;
•
whether the transfer appears to be part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies;
•
the history of transfer activity in the contract or in other contracts we may offer; and/or
•
other activity, as determined by us, that creates an appearance, real or perceived, of Short-Term Trading or the possibility of Short-Term Trading.
Applicability to Third Party Trading Services
The Standard and Accelerated U.S. Mail Policies are applied uniformly and consistently to contract Owners utilizing third party trading services/strategies performing asset allocation services for a number of contract Owners at the same time. You should be aware that such third party trading services may engage in transfer activities that can also be detrimental to the Variable Portfolios, including trading relatively large groups of contracts simultaneously. These transfer activities may not be intended to take advantage of short-term price fluctuations or price inefficiencies. However, such activities can create the same or similar risks as Short-Term Trading and negatively impact the Variable Portfolios as described above.

Deterrence Limitations
Notwithstanding the administrative procedures above, there are limitations on the effectiveness of these procedures. Our ability to detect and/or deter Short-Term Trading is limited by operational systems and technological limitations, as well as our ability to predict strategies employed by contract Owners (or those acting on their behalf) to avoid detection. We cannot guarantee that we will detect and/or deter all Short-Term Trading and it is likely that some level of Short-Term Trading will occur before it is detected and steps are taken to deter it. To the extent that we are unable to detect and/or deter Short-Term Trading, the Variable Portfolios may be negatively impacted as described above.
Additionally, the Variable Portfolios may be harmed by transfer activity related to other insurance companies and/or retirement plans or other investors that invest in shares of the Underlying Fund. Moreover, our ability to deter Short-Term Trading may be limited by decisions by state regulatory bodies and court orders which we cannot predict.
You should be aware that the design of our administrative procedures involves inherently subjective decisions which we attempt to make in a fair and reasonable manner consistent with the interests of all Owners of this contract. We do not enter into agreements with contract Owners whereby we permit or intentionally disregard Short-Term Trading.
Omnibus Group Contracts
Omnibus group contracts may invest in the same Underlying Funds available in your contract but on an aggregate, not individual basis. Thus, we have limited ability to detect Short-Term Trading in omnibus group contracts and the Standard U.S. Mail Policy does not apply to these contracts. Our inability to detect Short-Term Trading may negatively impact the Variable Portfolios as described above.
We reserve the right to modify the policies and procedures described in the TRANSFERS DURING THE ACCUMULATION PHASE section at any time. To the extent that we exercise this reservation of rights, we will do so uniformly and consistently unless we disclose otherwise.
Underlying Funds’ Short-Term Trading Policies
Please note that the Underlying Funds have their own policies and procedures (outlined in their respective prospectus) with respect to frequent purchases and redemptions of their respective shares which may be more or less restrictive than ours.
•
We reserve the right to enforce these Underlying Fund policies and procedures, including, but not limited to, the right to collect a redemption fee on shares of the Underlying Fund if imposed by such Underlying Fund’s Board of Trustees/Directors. As of the date of this prospectus, none of the Underlying Funds impose a redemption fee.
•
We also reserve the right to reject, with or without prior notice, any purchase, transfer or allocation into a Variable Portfolio if the corresponding Underlying Fund will not accept such purchase, transfer or allocation for any reason.
We are obligated to execute instructions from the Underlying Funds to restrict or prohibit further purchases or transfers in an Underlying Fund under certain circumstances.
Processing Omnibus Orders
Many investments in the Underlying Funds outside of these contracts are omnibus orders from intermediaries such as other separate accounts or retirement plans. If an Underlying Fund’s policies and procedures fail to successfully detect and discourage Short-Term Trading, there may be a negative impact to the Owners of the Underlying Fund. If an Underlying Fund believes that an omnibus order we submit may reflect transfer requests from Owners engaged in Short-Term Trading, the Underlying Fund may reject the entire omnibus order and delay or prevent us from implementing your transfer request.
Required Information Sharing
Under rules adopted by the SEC, we also have written agreements with the Underlying Funds that obligate us to, among other things, provide the Underlying Funds promptly upon request certain information about you (e.g., your social security number) and your trading activity.
Transfers During the Income Phase
During the Income Phase, only one transfer per month is permitted between the Variable Portfolios. No other transfers are allowed during the Income Phase. Transfers will be effected for the last NYSE business day of the month in which we receive your request for the transfer.
You may not use the DCA Program or the Automatic Asset Rebalancing Program during the Income Phase.
Voting Rights
The Company is the legal owner of the Trusts’ shares. However, when an Underlying Fund solicits proxies in conjunction with a shareholder vote, we must obtain your instructions on how to vote those shares. We vote all of the shares we own in proportion to your instructions. This includes any shares we own on our own behalf. As a result of this proportionate voting, the vote of a small number of contract Owners can determine the outcome of a vote. Should we determine that we are no longer required to vote in the manner described above, we will vote the shares in our own right.

Access to your Money

You can access money in your contract in one of the following ways:
•
Partial Withdrawal;
•
Systematic Withdrawal;
•
Total Withdrawal (also known as surrender); or

•
Annuity Income Payment (during Income Phase).
Withdrawals made prior to age 59½ may result in a 10% IRS penalty tax. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your contract. Please see TAXES.
Minimum Withdrawal Amount and Minimum Contract Value
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)
The value left in any Variable Portfolio or available Fixed Account must be at least $100 after a withdrawal.
(2)
The total contract value must be at least $2,500 after a withdrawal.
Where permitted by state law, we may terminate your contract if your contract value is less than $2,500 as a result of withdrawals and/or fees and charges. We will provide you with 60 days written notice that your contract is being terminated. At the end of the notice period, we will distribute the contract’s remaining value to you.
If you elected the optional Living Benefit, withdrawals taken under the parameters of the feature that reduce contract value below the minimum contract value will not terminate your contract. Please see OPTIONAL LIVING BENEFIT below.
Penalty-Free Withdrawal Amount
Your contract provides for a penalty-free withdrawal amount each contract year during the applicable withdrawal period. The penalty-free withdrawal amount is the portion of your contract that we allow you to take out without being charged a withdrawal charge. The penalty-free withdrawal amount does not reduce the basis used to calculate future annual penalty-free withdrawals and withdrawal charges.
Your maximum annual penalty-free withdrawal amount equals 10% of remaining Purchase Payments not yet withdrawn each contract year, and still subject to withdrawal charges.
If you elect the optional Living Benefit, please see Penalty-Free Withdrawal Amount under “What are the effects of withdrawals on Polaris Income Daily Edge?” under OPTIONAL LIVING BENEFIT below.
Purchase Payments that are no longer subject to a withdrawal charge and not previously withdrawn may also be withdrawn penalty-free.
If, in any contract year, you choose to take less than the full penalty-free withdrawal amount, then you may not carry over the unused amount as an additional penalty-free withdrawal in subsequent years.
Assessment of Withdrawal Charges
We deduct a withdrawal charge applicable to any amount of a partial or total withdrawal in excess of your penalty-free withdrawal amount made before the end of the withdrawal charge period. Before purchasing this contract, you should consider the effect of withdrawal charges on your investment if you need to withdraw more than the annual penalty-free amount during the withdrawal charge period. You should fully discuss this decision with your financial representative.
The withdrawal charge percentage is determined by the number of years the Purchase Payment has been in the contract at the time of the withdrawal and the Accumulated Premium Breakpoint achieved based on the sum of all Purchase Payments. Please see WITHDRAWAL CHARGES and EXPENSES.
When you make a partial withdrawal, we deduct it from any remaining annual penalty-free withdrawal amount first, next from remaining Purchase Payments on a first-in, first-out basis, and then from any remaining contract value. This means that you will access your Purchase Payments that are lower or no longer subject to withdrawal charges before those Purchase Payments that are still subject to withdrawal charges or higher withdrawal charges.
If you request a total withdrawal (surrender) of your contract, we may also deduct any premium taxes, if applicable. If you fully surrender your contract, withdrawal charges will be assessed against the amount of Purchase Payments subject to withdrawal charges. This means that, if you surrender your contract while withdrawal charges still apply, any prior penalty-free withdrawal amounts taken in the current contract year are not subtracted from the total Purchase Payments still subject to withdrawal charges. Please see EXPENSES.
Calculating Withdrawal Charges
For the purpose of calculating the withdrawal charge if you request a total withdrawal of your contract, any prior penalty-free withdrawal amount, including a required minimum distribution, in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges.
Example:
For example, you make an initial Purchase Payment of $100,000. For purposes of this example we will assume a 0% growth rate over the life of the contract, no subsequent Purchase Payments and no election of optional features. In contract year 2, you take out your maximum penalty-free withdrawal of $10,000. After that penalty-free withdrawal your contract value is $90,000. In the 3rd contract year, you request a total withdrawal of your contract and your withdrawal charge based on your Accumulated Premium Breakpoint for the 3rd contract year is 4%. We will apply the following calculation:
A–(B × C)=D, where:
A=
Your contract value at the time of your request for withdrawal ($90,000)
B=
The amount of your Purchase Payments still subject to withdrawal charge ($100,000)

C=
The withdrawal charge percentage applicable to the age of each Purchase Payment (assuming 4% is the applicable percentage) [B × C=$4,000]
D=
Your full contract value ($86,000) available for total withdrawal
Required Minimum Distributions
If you are taking required minimum distributions applicable to this contract only, we waive any withdrawal charges applicable to those withdrawals. Please see TAXES for details regarding required minimum distributions.
Annuity Income Payments
Any time after your second contract anniversary, you may receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable withdrawal charges upon processing of your request to annuitize the contract. Please see ANNUITY INCOME OPTIONS.
Processing Withdrawal Requests
A request to access money from your contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at the following address. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days. If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
For withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Annuity Service Center P.O. Box 15570 Amarillo, TX 79105-5570
Any request for withdrawal will be priced as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for withdrawal is received after Market Close, the request will be priced as of the next NYSE business day. Withdrawals are processed effective the date they are deemed in Good Order and payments are made within 7 days.
We may be required to suspend or postpone the payment of a withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading with the NYSE is restricted; (3) an emergency exists such that disposal of or determination of the value of shares of the Variable Portfolios is not reasonably practicable; (4) the SEC, by order, so permits for the protection of contract Owners.
Additionally, we reserve the right to defer payments for a withdrawal from a Fixed Account for up to six months.
Partial, Systematic, and Required Minimum Distributions
Partial withdrawals, systematic withdrawals and required minimum distributions will be made proportionately from each Variable Portfolio and the Fixed Account in which you are invested, unless you provide different instructions.
If you surrender your contract, we may deduct any premium taxes, if applicable. Please see EXPENSES.
Optional Living Benefit Withdrawals
Partial Withdrawals under an optional Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. You cannot request withdrawals from one or more specific funds in which you are invested.
Total Withdrawals
We calculate withdrawal charges upon total withdrawal of the contract on the day after we receive your request in Good Order. Any prior penalty-free withdrawal amount in the current contract year is not subtracted from the total Purchase Payments still subject to withdrawal charges. We will return your contract value less any applicable fees and charges within 7 calendar days of the request.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, you may choose to take monthly, quarterly, semi-annual or annual payments from your contract. Electronic transfer of these periodic withdrawals to your bank account is available.
Please contact our Annuity Service Center which can provide the necessary enrollment forms. A withdrawal charge may apply if the amount of the periodic withdrawals in any year exceeds the penalty-free withdrawal amount permitted each year.
If you elect the Living Benefit and choose to receive periodic withdrawals under the Systematic Withdrawal Program on or after the Activation Date, you must request withdrawals on the appropriate Living Benefit enrollment form. The Systematic Withdrawal Program may not be established before the Activation Date. If we receive your request on another form, your request will not be processed. The Systematic Withdrawal Program for contracts with a Living Benefit is designed to provide withdrawal amounts within the Guaranteed Lifetime Income Amount. Any amounts taken above your Guaranteed Lifetime Income Amount while enrolled in the Systematic Withdrawal Program will eliminate the remaining systematic withdrawals within the same contract year and may permanently reduce future guaranteed withdrawal amounts. The Systematic Withdrawal Program will be re-established in the following contract year after such withdrawals, and the annualized systematic withdrawals will be adjusted to account for the new Guaranteed Lifetime Income Amount. If you must take Required Minimum Distributions (RMDs) from this contract on and after the Activation Date and the RMD amount, as calculated by our Annuity Service Center for the current calendar year, is greater than the Guaranteed Lifetime Income Amount in a Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. However, if the RMD amount is greater than the Guaranteed Lifetime Income Amount, any portion of a withdrawal in a Benefit Year that exceeds the RMD amount will be considered an Excess Withdrawal for the purpose of calculating the Guaranteed Lifetime Income Amount. You may establish a Systematic Withdrawal Program to take your RMD, which will ensure the amount taken does not exceed either the Guaranteed Lifetime Income Amount under the Living Benefit or RMD amount as calculated by our Annuity Service Center.
Upon notification of your death, we will terminate the Systematic Withdrawal Program.
We reserve the right to modify, suspend or terminate the Systematic Withdrawal Program at any time and we will notify you prior to exercising that right.
Nursing Home Waiver
If you are confined to a nursing home for 60 days or longer, we may waive the withdrawal charge on partial or total withdrawals made while you are in a nursing home or within 90 days after you leave the nursing home.
•
You cannot use this waiver during the first 90 days after your contract is issued.
•
The confinement period for which you seek the waiver must begin after you purchase your contract.
•
We will only waive withdrawal charges on withdrawals paid directly to the contract owner, and not to a third party or other financial services company.
In order to use this waiver, you must submit the following documents to the Annuity Service Center:
1)
a doctor’s note recommending admittance to a nursing home;
2)
an admittance form which shows the type of facility you entered; and
3)
the bill from the nursing home which shows that you met the 60 day confinement requirement.
Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the availability of the Nursing Home Waiver.

Benefits Available Under the Contract

The following tables summarize information about the benefits available under the contract. This prospectus utilizes a Rate Sheet Prospectus Supplement to provide the current rates and percentages for the available Living Benefit, including the current initial annual fee rate. To obtain a copy, please visit www.corebridgefinancial.com/ProductProspectuses.
Standard Benefits (No Additional Charge)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Standard Death Benefit	Provides a death benefit equal to the greater of contract value or Net Purchase Payments	•Withdrawals may significantly reduce the benefit
Dollar Cost Averaging (DCA) Fixed Accounts
Interest is credited to
amounts allocated to a DCA
Fixed Account and your
money is systematically
transferred from the DCA
Fixed Account to one or
more investment options
over a specified period of
time

•Must be funded with a Purchase Payment, not transferred contract value
•Minimum funding requirements apply
•Only 6-Month, 12-Month, and 2-Year DCA Fixed Accounts may be
available
•Transfers may only occur on a monthly basis
•Availability may be restricted based on date of contract issuance and election of optional benefits
•Fixed Account options are not eligible to receive DCA transfers
•The interest rates applicable to the DCA Fixed Accounts may differ from those applicable to any other Fixed Account but will never be less than the minimum guaranteed interest rate specified in your contract

Dollar Cost Averaging (DCA) Program	Allows you to have systematic transfers of a specified dollar amount or percentage of contract value from an investment option to one or more eligible investment options
•Transfers may only occur on a monthly basis and will not count towards the number of free transfers per contract year
•Minimum per transfer is $100 regardless of source account
•Fixed Account options are not eligible to receive DCA transfers
•Upon notification of your death, we will terminate the DCA Program and transfer the remaining money according to the current allocation instructions on file

Standard Benefits (No Additional Charge) (continued)
Name of Benefit	Purpose	Brief Description of Restrictions / Limitations
Automatic Asset Rebalancing	Allows you to have your investments periodically rebalanced to your pre-selected percentages
•Rebalancing may occur on a quarterly, semi-annual, or annual basis
•Updated rebalancing instructions must be provided upon making a non-automatic transfer, otherwise rebalancing instructions will be automatically updated
•Upon notification of your death, we will terminate the Automatic Asset
Rebalancing Program
•If you elect an optional Living Benefit, we will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing

Systematic Withdrawal Program	Allows you to receive periodic withdrawals from your contract	•Minimum withdrawal amount is $100 •Withdrawals may occur on a monthly, quarterly, semi-annual, or annual basis •Participation in program may be restricted if optional Living Benefit elected
Automatic Payment Plan	Allows you to make automatic Purchase Payments	•Minimum requirements for the initial and subsequent Purchase Payments and age restrictions apply •May not be available with election of certain Living Benefit features
Optional Benefits Available For Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/ Limitations
Polaris Income Daily Edge Living Benefit	A guaranteed lifetime withdrawal benefit, designed to provide guaranteed income for the lifetime(s) of the Covered Person(s).	2.50% (as a percentage of Purchase Payments reduced by the Adjustment Factor)
•May be elected only at time of contract issuance
•Covered person(s) must be age 45-80 at time of election
•Income Percentages depend on the age of the younger
Covered Person(s) at the time Purchase Payments are made.
•All withdrawals before Lifetime Income is activated may
significantly reduce or terminate the benefit
•Excess Withdrawals after Lifetime Income is activated may
significantly reduce or terminate the benefit
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 5th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee is deducted pro rata from variable portfolios.

Maximum Anniversary Value Death Benefit	Provides a death benefit based on the greatest of contract value, Net Purchase Payments, or highest contract value on an eligible contract anniversary	0.25% (as a percentage of average daily net asset value allocated to the Variable Portfolios)
•May be elected only at time of contract issuance
•Must be younger than age 81 at time of election
•Death benefit calculated differently depending on whether an optional Living Benefit was elected
•Withdrawals may significantly reduce the benefit

Optional Benefits No Longer Available For Election
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Polaris Income Builder Daily Flex Living Benefit	A guaranteed minimum withdrawal benefit, designed for individuals who want flexibility to activate income at any time and more frequent step-up opportunities.	2.50% (as a percentage of Income Base)
•Withdrawal percentages depend on the number and age of
Covered Person(s) when guaranteed withdrawals are
activated
•All withdrawals before guaranteed withdrawals are activated may significantly reduce or terminate the benefit
•Excess withdrawals after guaranteed withdrawals are
activated may significantly reduce or terminate the benefit
•Minimum Income Base not available after the 10th benefit
anniversary or after guaranteed withdrawals are activated, if earlier
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 5th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX B – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

Polaris Income Builder Daily Living Benefit	A guaranteed minimum withdrawal benefit with frequent step-up opportunities	2.50% (as a percentage of Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•Step-up opportunities change from daily to annually after
first withdrawal
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 5th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX B – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

Polaris Income Builder Living Benefit (Formerly SunAmerica Income Builder)	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities	2.20% One Covered Person / 2.70% Two Covered Persons (as a percentage of Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•Income Credits not available in any benefit year withdrawals are taken and not available after 12th benefit anniversary
•Investment requirements limit available investment options
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 5th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX B – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

Optional Benefits No Longer Available For Election (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
SunAmerica Income Plus Living Benefit	A guaranteed minimum withdrawal benefit with Income Credits and step-up opportunities	2.20% One Covered Person / 2.70% Two Covered Persons (as a percentage of Income Base)
•Excess withdrawals may significantly reduce or terminate the benefit
•Income Credits unavailable after the 12th benefit anniversary
•Investment requirements limit available investment options
•Minimum Income Base not available on 12th benefit
anniversary if a withdrawal has been taken
•Purchase Payments subject to additional restrictions
•May not be cancelled by you prior to the 5th benefit
anniversary
•Certain events will automatically terminate the benefit
•May not be re-elected or reinstated after termination
•Fee may be deducted pro rata from variable portfolios only in certain states. Please see APPENDIX B – STATE
CONTRACT AVAILABILITY AND/OR VARIABILITY
for specific states

Optional Living Benefit

General Information Applicable to the Living Benefit
The optional Living Benefit available for election under the contract is a guaranteed lifetime withdrawal benefit known as “Polaris Income Daily Edge”. It is designed to provide you guaranteed income over the lifetime(s) of the Covered Person(s). You are guaranteed to be able to withdraw or receive income under the guaranteed lifetime income amount (GLIA) provided your contract value is not reduced to zero. This optional Living Benefit may be appropriate for you if you intend to receive annual income from the variable annuity. You may only elect this optional Living Benefit at the time of contract issue. Please note that electing this optional Living Benefit will not guarantee your contract value and your contract value can fluctuate and may lose value regardless of whether the optional Living Benefit is elected. If a contract is jointly owned by non-spousal joint Owners (which can include Domestic Partners) and either Owner dies, the surviving Owner must make an election in accordance with the death benefit provisions of the contract in compliance with the IRC, which terminates the Living Benefit. Please see DEATH BENEFITS below. Accordingly, the surviving Owner may not receive the full benefit of the Living Benefit.
You must invest in accordance with investment requirements outlined below.
Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59½ at the time of the withdrawal. For information about how the Living Benefit is treated for income tax purposes, you should consult a qualified tax adviser concerning your particular circumstances. In addition, if you have a Qualified contract, tax law and the terms of the plan may restrict withdrawal amounts.
Certain Living Benefits are no longer offered or have changed since first being offered. If your contract was issued prior to February 28, 2022 and you elected a Living Benefit other than Polaris Income Daily Edge
(which became available on January 24, 2022), please see Appendix G for details regarding those benefits.
Below is a glossary of Living Benefit Terms and a summary of the key features of the optional Living Benefit offered in your contract.
Glossary of Living Benefit Terms
Activation Date
The date chosen by you on which your Lifetime Income is activated. After activation of Lifetime Income, changes cannot be made to the Covered Person(s).
Adjustment Factor
A proportional reduction to various components described in this optional Living Benefit used to calculate your Lifetime Income resulting from any withdrawals taken prior to the Lifetime Income Activation Date and upon taking any Excess Withdrawals on or after the Lifetime Income Activation Date.
Benefit Anniversary
The date that occurs on the same month and date as the contract issue date for each contract year. The first Benefit Anniversary is one (1) year after the contract issue date on the same month and date of the following contract year. The contract issue date is considered a Benefit Anniversary for the first contract year.
Benefit Quarter
Each consecutive 3-month period starting on the contract issue date.
Benefit Quarter Anniversary
The date following each consecutive 3-month period starting on the contract date. If the next Benefit Quarter Anniversary has no corresponding date, the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.

Benefit Year
Each consecutive one-year period starting on the contract issue date until this optional Living Benefit is cancelled or terminated.
Covered Person(s)
The person(s) whose lives are used to determine the Income Percentage and the Guaranteed Lifetime Income Amount. If there are two Covered Persons, they must be each other’s spouse.
Covered Person(s) Age
The Covered Person’s age as of the Covered Person’s last birthday. If there are two Covered Persons, the age of the younger Covered Person is used.
Excess Withdrawal(s)
The portion of any withdrawal taken by you on and after the Activation Date that causes cumulative withdrawals in a Benefit Year to exceed the greater of (1) the Guaranteed Lifetime Income Amount for that Benefit Year; or (2) if applicable, the Required Minimum Distribution (RMD) amount. Excess Withdrawals may be subject to withdrawal charges if taken during the withdrawal charge period.
Guaranteed Lifetime Income Amount (GLIA)
While the Covered Person(s) are living, the Guaranteed Lifetime Income Amount is the maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income under this optional Living Benefit that is not considered an Excess Withdrawal.
Guaranteed Lifetime Income Percentage (GLIP)
A percentage used to determine the Guaranteed Lifetime Income Amount as described in this optional Living Benefit. The percentage applicable is determined by referencing the age of the Covered Person at the date any Purchase Payment is made. If there are two Covered Persons, the age of the younger Covered Person will be used.
Highest Daily Value
The Highest Daily Value is based on the highest contract value used to calculate the Guaranteed Lifetime Income Amount as described in this optional Living Benefit.
Income Growth Amount
A component used to determine any increases to the Guaranteed Lifetime Income Amount during the Income Growth Period. The Income Growth Amount is not added to the contract value or any other benefits under the contract. The Income Growth Amount applicable is determined at the time the contract is purchased and applies for the duration of the contract.
Income Growth Period
The period of time over which the Income Growth Amount is included in evaluations of any increases to the Guaranteed Lifetime Income Amount. The Income Growth Period ends on the earliest of the Activation Date, surrender or cancellation of this optional Living Benefit, or the Latest Annuity Date.
Income Growth Rate (IGR)
The percentage used to determine the Income Growth Amount during the Income Growth Period.
Income Percentage
The Income Percentage is the percentage used to determine the Guaranteed Lifetime Income Percentage.
Lifetime Income
Amounts you receive from us on and after the Activation Date made up of withdrawals and payments of the Guaranteed Lifetime Income Amount.
New Covered Person
A spouse of the Covered Person that is added to this optional Living Benefit after the contract issue date, but on or before the Activation Date, who meets the New Covered Person Age requirements. Once a New Covered Person is added, all references to Covered Person(s) as described in this optional Living Benefit will apply to the New Covered Person.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined under Investment Requirement for the optional Living Benefit in APPENDIX A- UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Income Growth Rate and Income Percentages. If you need a copy of the current Rate Sheet Supplement, please call our Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/ProductProspectuses. All Rate Sheet Supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-185790. For contracts issued with Polaris Income Daily Edge prior to the date of this prospectus, please see APPENDIX I - HISTORICAL RATES FOR POLARIS INCOME DAILY EDGE LIVING BENEFIT.
Overview of Living Benefit
The optional Living Benefit, Polaris Income Daily Edge, is designed to provide you with a guaranteed income stream through a series of payments or withdrawals over the lifetime of the Covered Person(s). Alternatively, you should know that you may also receive annuity income payments for life if you annuitize your contract. Please see ANNUITY INCOME OPTIONS below. You may elect Polaris Income Daily Edge for an additional fee, only at the time of contract issue.
The Living Benefit may offer protection in the event your contract value declines due to unfavorable investment performance, certain withdrawal activity, if you live longer than expected or any combination of these factors. You may never need to rely on this protection as the benefit’s value is dependent on your contract’s performance, your withdrawal activity and your longevity. If you do not expect to take any withdrawals, then electing the Living Benefit would not be appropriate. Though the optional Living Benefit offers additional protections, the additional fee associated with the benefit has the impact of reducing the net investment return. If you elect the Living Benefit, any withdrawal prior to activating Lifetime Income that reduces the contract value to zero will terminate the contract including its optional Living Benefit. However, although market performance and fees can reduce the contract value to zero, they will not result in the termination of your contract and its benefits.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit; therefore, election of the Living Benefit may not be appropriate for a contract owner who intends to take withdrawals greater than the guaranteed lifetime income amount allowable under the Living Benefit.
Please see POLARIS INCOME DAILY EDGE below for a more detailed description of the Living Benefit regarding how the benefit works, its availability, applicable restrictions, fees and additional considerations. You should analyze the Living Benefit thoroughly and understand it completely before deciding to elect the Living Benefit.
Polaris Income Daily Edge
How does Polaris Income Daily Edge work?
Polaris Income Daily Edge offers guaranteed lifetime income over the lifetime(s) of the Covered Person(s) plus the opportunity to increase income. If you elect this feature, you must elect the date on which your Lifetime Income is activated (the “Activation Date”).
This feature allows you flexibility to make a change to your initial election of Covered Person(s) (the “Covered Person Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (a “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract.
You may take withdrawals prior to the Activation Date, but any such withdrawals will reduce your GLIA.
The Guaranteed Lifetime Income Amount (GLIA) can potentially increase in a number of ways. Prior to Income Activation Date, the GLIA can be increased by the Income Growth Amount and based on the Highest Daily Value. After Income Activation, the GLIA can be increased annually based on the Highest Daily Value that occurred during the previous Benefit Year (“look-back”). Additionally, the GLIA may increase as a result of allocation of subsequent Purchase Payments. The GLIA can be decreased as a result of taking withdrawals prior to Income Activation and Excess Withdrawals after Income Activation. Please see “How is the Guaranteed Lifetime Income amount (GLIA) calculated?” below.
Are there investment requirements if I elect the Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios as detailed below. We require enrollment in a quarterly automatic asset rebalancing program that complies with the investment requirements. In addition to quarterly asset rebalancing, we will initiate rebalancing in accordance with your most current and compliant automatic asset rebalancing instructions on file after any withdrawal or transfer you initiate.
Allocations to the Secure Value Account are only required while the Living Benefit is effective. Amounts allocated to the Secure Value Account are not subject to the Base Contract Expense. Amounts allocated to the Secure Value Account may not be transferred to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time as long as the optional Living Benefit is effective, and we will not rebalance amounts allocated to the Secure Value Account in accordance with the automatic asset rebalancing program. You may not transfer into or out of the Secure Value Account. You may not request the entire amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
Please see Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for specific investment requirements applicable to your Living Benefit.
How do my investment requirements impact my feature and contract?
Before you elect the Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefit meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your financial representative regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE

UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. If we cannot complete automatic rebalancing according to your current instructions due to Variable Portfolio changes (including closures, substitutions, or mergers), we reserve the right to allocate the applicable amounts that would have been transferred to the impacted Variable Portfolio(s) to a money market option available under the contract. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
We will not rebalance amounts in the Secure Value Account under the Automatic Asset Rebalancing Program.
When and How can I Activate Lifetime Income?
You can request to start receiving Lifetime Income at any time prior to the Latest Annuity Date. To activate Lifetime Income, you must name the Covered Person(s) and provide us with your Activation Date.Lifetime Income will take effect on the Activation Date per your instructions and all future withdrawals on and after the Activation date that are not considered Excess Withdrawals, are deemed to be Lifetime Income. Covered Person(s) cannot be changed for any reason after the Activation Date.
How is the Guaranteed Lifetime Income Amount (GLIA) Calculated?
Initially, the GLIA is equal to your initial Purchase Payment multiplied by the applicable Guaranteed Lifetime Income Percentage (GLIP) and may increase as a result of subsequent Purchase Payments, the Income Growth Amount, or attainment of a new Highest Daily Value and may decrease as a result of withdrawals that are taken prior to the Activation Date and/or for Excess Withdrawal(s) taken on and after the Activation Date.The GLIA is separate from your contract value and is not payable as a death benefit. If you choose to take less than the GLIA in any Benefit Year, you may not carry over the unused amount of Lifetime Income to subsequent Benefit Years.
Calculation of the GLIA Prior to the Activation Date
The GLIA on any Benefit Anniversary prior to the Activation Date is equal to the greater of (a) and (b) where:
(a)
is the GLIA plus the Income Growth Amount.
(b)
is the Highest Daily Value multiplied by the GLIP.
Calculation of the GLIA On and After the Activation Date
If the Activation Date is on a Benefit Anniversary: calculation of the GLIA is the same as described above in Calculation of the GLIA Prior to the Activation Date.
If the Activation Date is not a Benefit Anniversary: the GLIA is equal to the greater of (a) or (b) where:
(a)
is the GLIA plus the pro-rated Income Growth Amount.
(b)
is the Highest Daily Value multiplied by the GLIP.
How is the Guaranteed Lifetime Income Percentage (GLIP) Calculated?
The GLIP is a component used to calculate the GLIA. The GLIP applicable to your initial Purchase Payment is equal to the Income Percentage that corresponds to the Covered Person(s) Age as of the date your contract is issued.If subsequent Purchase Payments are made, a new GLIP will be calculated using the Income Percentage that corresponds to the Covered Person(s) Age at the time of the corresponding subsequent Purchase Payment and the weighted average of each such subsequent Purchase Payment.

The GLIP is calculated by considering the factors described in the steps below:
First, we multiply your initial Purchase Payment by the Income Percentage that corresponds to the Covered Person(s) Age at the time of contract issue.
Second, we multiply each subsequent Purchase Payment you make by the Income Percentage that corresponds to the Covered Person(s) Age at the time the subsequent Purchase Payment is made. This step is repeated every time you make a subsequent Purchase Payment.
Third, we add the sum of the values from multiplying your Purchase Payments by the corresponding Income Percentages (Steps 1 and 2 above).
Fourth, we divide the sum of the values from Step 3 above by the total amount of your Purchase Payments. The figure produced by this calculation represented as a percentage will be your Guaranteed Lifetime Income Percentage (GLIP).
If, for example, your initial Purchase Payment is $200,000 and the corresponding Income Percentage is 4.5%, the GLIP applicable to your initial Purchase Payment is 4.5%. Assuming you make a subsequent Purchase Payment of $100,000 and the corresponding Income Percentage at the time of the subsequent Purchase Payment is 4.60%, the GLIP will be calculated as follows:
Step 1:
$200,000 x 4.5% = $9,000
Step 2:
$100,000 x 4.6% = $4,600
Step 3:
$9,000 + $4,600 = $13,600
Step 4:
$13,600 / $300,000 = 4.53%
How is the Income Growth Amount Calculated?
The Income Growth Amount is a component used to calculate the GLIA. During the Income Growth Period, the Income Growth Amount is an amount that may be added to the GLIA on Benefit Anniversaries and as a pro-rated amount on the Activation Date.The Income Growth Amount is calculated using the Income Growth Rate (IGR) and is increased as a result of subsequent Purchase Payments and is decreased by the Adjustment Factor. The Income Growth Amount is calculated as follows:
The Income Growth Amount Applicable to Initial Purchase Payment
The Income Growth Amount applicable to your initial Purchase Payment is determined by considering the factors described in the steps below:
First, we multiply your initial Purchase Payment by the Income Percentage that corresponds to the Covered Person(s) Age at the time of contract issue.
Second, we multiply the value produced from Step 1 above by the Income Growth Rate applicable to your contract. The resulting value will be your Income Growth Amount applicable to your initial Purchase Payment.
If, for example, your initial Purchase Payment is $200,000, the corresponding Income Percentage is 4.5%, and your applicable IGR is 5%, the Income Growth Amount will be calculated as follows:
Step 1:
$200,000 x 4.5% = $9,000
Step 2:
$9,000 x 5% = $450

The Income Growth Amount Applicable to Subsequent Purchase Payments
The Income Growth Amount applicable to subsequent Purchase Payment is determined by considering the factors described in the steps below:
First, we determine your previously calculated Income Growth Amount, reduced for withdrawals based on the Adjustment Factor.
Second, we multiply your subsequent Purchase Payment by the Income Percentage that corresponds to the Covered Person(s) Age at the time the subsequent Purchase Payment is made.
Third, we multiply the value from Step 2 above by the Income Growth Rate applicable to your contract.
Fourth, we divide the number of days between your subsequent Purchase Payments and the next Benefit Anniversary date by the number of days between the last and next Benefit Anniversary dates.
Fifth, we multiply the value from Step 3 above by the value produced from Step 4. This figure will represent the Income Growth Amount applicable to your subsequent Purchase Payment.
Finally, we add the value produced from Step 1 above to the value produced from Step 5 above. This figure will represent the total Income Growth Amount at the next Benefit Anniversary date, assuming no other transactions between the subsequent Purchase Payment and the next Benefit Anniversary dates.
The IGA after the Benefit Anniversary following a subsequent Purchase Payment will no longer be pro-rated for each such subsequent Purchase Payment.

Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Income Growth Rate and Income Percentages. If you need a copy of the current Rate Sheet Supplement, please call our Annuity Service Center at (800) 445-7862 or visit our website at www.corebridgefinancial.com/ProductProspectuses. All Rate Sheet Supplements will be filed with the Securities and Exchange Commission and are available on the EDGAR system at www.sec.gov, file number 333-185790. For contracts issued with Polaris Income Daily Edge prior to the date of this prospectus, please see APPENDIX I - HISTORICAL RATES FOR POLARIS INCOME DAILY EDGE LIVING BENEFIT.

How is the Highest Daily Value Determined?
Prior to or on the Activation Date, the Highest Daily Value is based on the highest contract value achieved on any business day and is increased by the amount of any subsequent Purchase Payments and decreased by the Adjustment Factor.After the Activation Date, the Highest Daily Value is no longer determined each business day and will be determined as follows:
First look-back: on the first Benefit Anniversary following the Activation Date, the Highest Daily Value is the highest contract value achieved since the Activation Date (unless an Excess Withdrawal is taken), increased by any subsequent Purchase Payments and decreased by the Adjustment Factor for any Excess Withdrawals.
After the first look-back: after the first Benefit Anniversary following the Activation Date, the Highest Daily Value is determined only on each Benefit Anniversary by looking back to the highest contract value achieved during the prior Benefit Year (unless an Excess Withdrawal is taken), increased on the date of any subsequent Purchase Payments received and decreased by the Adjustment Factor for any Excess Withdrawals.
If an Excess Withdrawal is taken, only the highest contract value that occurs after the date of the Excess Withdrawal will be used to determine the Highest Daily Value on the Benefit Anniversary.
How is the Adjustment Factor Determined?
Prior to the Activation Date, the Adjustment Factor is determined by multiplying Purchase Payments, the Highest Daily Value, the GLIA, and the Income Growth Amount prior to each withdrawal by (a) and dividing by (b), where:
(a)
is your contract value immediately after the withdrawal; and
(b)
is your contract value immediately preceding the withdrawal.
After the Activation Date, the Adjustment Factor is determined by multiplying Purchase Payments, the Highest Daily Value, and the GLIA prior to each Excess Withdrawal by (a) and dividing by (b), where:
(a)
is your contract value immediately after the Excess Withdrawal; and
(b)
is your contract value immediately preceding the Excess Withdrawal.
How do Withdrawals Impact Lifetime Income?
Withdrawals taken under the optional Living Benefit are treated like any other withdrawal under the contract for the purposes of calculating contract value, including any charges applicable to such withdrawals and any other benefits under the contract.Different types of withdrawals and the impact of each type of withdrawal are described below:
Withdrawals Taken Prior to the Activation Date
You may take withdrawals at any time prior to the Activation Date. These withdrawals are not considered withdrawals of Lifetime Income. In any Benefit Year during the withdrawal charge period, withdrawal charges will apply to the portion of the withdrawal amount that exceeds the Penalty-Free Withdrawal amount.
Impact of Withdrawals Taken Prior to the Activation Date
Any withdrawal, including penalty-free withdrawal amount and Required Minimum Distributions, taken in a Benefit Year reduces the GLIA based on the application of the Adjustment Factor.
Withdrawals Taken On and After the Activation Date
On and after the Activation Date, all withdrawals, except Excess Withdrawals, are deemed to be withdrawals of Lifetime Income. Withdrawal charges do not apply to withdrawals of Lifetime Income up to the GLIA. However, if you choose to take less than the GLIA in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals. If your contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within GLIA, you will continue to receive payments under the GLIA over the remaining lifetime(s) of the Covered Person(s). Please see “What Happens If Your Contract Value is Reduced to Zero?” below.
Impact of Withdrawals Taken On and After the Activation Date
There is no impact to Lifetime Income provided any withdrawal taken does not exceed the greater of the GLIA or the Required Minimum Distribution amount. Please see Required Minimum Distributions below.
Excess Withdrawals Taken On and After the Activation Date
Excess Withdrawals are not considered withdrawals of Lifetime Income. Excess Withdrawals taken on and after the Activation Date impact your future Lifetime Income as follows:
•
Excess Withdrawals reduce future Lifetime Income. Excess Withdrawals may reduce the future Lifetime Income by more than the amount of the Excess Withdrawal.
•
Any Excess Withdrawal in a Benefit Year reduces Purchase Payments and/or the Highest Daily Value used in future calculations of the GLIA based on the application of the Adjustment Factor. As a result of a reduction of the Purchase Payments and/or the Highest Daily value used to calculate the GLIA, Lifetime Income will also be reduced in subsequent years. The last calculated GLIA in a given Benefit Year is available as Lifetime Income at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s GLIA.
•
If your contract value is reduced to zero due to an Excess Withdrawal, no further benefits will be payable under the Living Benefit, and your contract along with the Living Benefit will terminate.
Impact of Required Minimum Distributions (RMDs)
If you are taking RMDs on and after the Activation Date and the RMD amount, as calculated by us for the current calendar year, is greater than the GLIA in a Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. However, if the RMD amount is greater than the GLIA, any portion of a withdrawal in a Benefit Year that exceeds the RMD amount will be considered an Excess Withdrawal for the purpose of calculating the GLIA. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current Benefit Year must not exceed the greater of the GLIA or the RMD amount as calculated by our Annuity Service Center. Please see “If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?” below.
What Happens if my Contract Value is Reduced to Zero?
Prior to the Activation Date:
If your contract value is reduced to zero prior to the Activation Date as a result of a total withdrawal, no further benefits will be payable under the optional Living Benefit or your contract, and this Living Benefit and your contract will terminate.
On or After the Activation Date:
If your contract value is reduced to zero on or after the Activation Date for reasons other than an Excess Withdrawal, you will continue to receive payments under the GLIA over the remaining lifetime(s) of the Covered Person(s). The payments under the GLIA will be divided equally and paid on a monthly frequency until the death(s) of the Covered Person(s). In addition, all other benefits under the contract will be terminated and no Death Benefit will be payable.
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.
What is the fee for Polaris Income Daily Edge?
Once you elect Polaris Income Daily Edge, an annualized fee will be calculated and deducted from your contract value each Benefit Quarter beginning on the first Benefit Quarter Anniversary and every Benefit Quarter Anniversary until the earlier of cancellation or termination of this optional Living Benefit.
The fee is calculated by multiplying the applicable Annual Fee Rate below by the sum of Purchase Payment(s) as of that Benefit Quarter Anniversary and reduced by the Adjustment Factor for withdrawals that are taken as of that Benefit Quarter Anniversary. The resulting amount is deducted from your contract value allocated to the Variable Portfolios starting on the 1st Benefit Quarter
After the first Benefit Year and on each Benefit Quarter Anniversary, we will (1) deduct the fee amount in effect for the previous Benefit Quarter; and (2) determine the Annual Fee Rate applicable to the next Benefit Quarter. The Annual Fee Rate can increase or decrease each Benefit Quarter, subject to the minimum and maximum in the table below:
Polaris Income Daily Edge Fee
Number of Covered Person(s)	Minimum Annual Fee Rate	Maximum Annual Fee Rate	Maximum Annualized Fee Rate Increase or Decrease Each Benefit Quarter*
One Covered Person	0.60%	2.50%	±0.40%
Two Covered Persons	0.60%	2.50%	±0.40%
*
The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable Initial Annual Fee Rate.
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract. Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME DAILY EDGE.

If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.

Additional important information
applicable to THE optional living benefit

When and how may I elect the Living Benefit?
The optional Living Benefit must be elected at the time of contract issue. You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Daily Edge:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)
Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)
Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3)
Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•
Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•
Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•
Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)
You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will be treated as withdrawals and will reduce your Purchase Payments, the GLIA, the Highest Daily Value, and the Income Growth Amount by the Adjustment Factor.
On or after the Activation Date RMDs from the contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the GLIA in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Daily Edge?” above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of the GLIA.
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the GLIA or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the GLIA or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current Benefit Year must not exceed the greater of the GLIA or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).

If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD because we do not possess the valuation for the previous calendar year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as a new single Covered Person, provided the surviving spouse meets the New Covered Person Age requirements. The Continuing Spouse will be the New Covered Person and Lifetime Income based on the New Covered Person’s Age as of the date the contract was issued and attained age for any subsequent Purchase Payments made. upon Lifetime Income Activation. The Continuing Spouse cannot add a new Covered Person, but may name a new Beneficiary under the Contract. Upon the death of the New Covered Person this optional Living Benefit will terminate.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the optional Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as the current single Covered Person. The surviving Covered Person, who is continuing the contract as the Owner, may not add another New Covered Person to the Living Benefit, but may name a new Beneficiary under the Contract. If the surviving Covered Person elects to continue the contract and the optional Living Benefit, the contract issue date will not change. The Income Percentage(s) for each Purchase Payment will then be based on only the surviving Covered Person. Upon the death of this surviving Covered Person, this optional Living Benefit will terminate.
On or after the Activation Date, if the single Covered Person dies, the optional Living Benefit will terminate upon the death the single Covered Person even if the surviving spouse continues the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the optional Living Benefit and the contract; or
2.
Continue the contract with the current Guaranteed Lifetime Income Amount.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the optional Living Benefit and the contract;
2.
Continue the contract as a single Covered Person. The surviving Covered Person, who is the owner, may not add a New Covered Person, but may name a new Beneficiary under the Contract. If the surviving Covered Person elects to continue the contract and this optional Living Benefit, the contract issue date will not change. The Income Percentage(s) for each Purchase Payment will then be based on only the surviving Covered Person. Upon the death of this surviving Covered Person, this optional Living Benefit will terminate; or
3.
Continue the contract and the optional Living Benefit by adding a new spouse as a New Covered Person. Please see “What are the allowable changes to Covered Person(s) prior to the Activation Date?” above.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the optional Living Benefit and the contract; or
2.
Continue the contract as the sole Covered Person. The surviving Covered Person, who is the Owner, may not add a New Covered Person, but may name a new Beneficiary under the contract. If the surviving Covered Person elects to continue the contract and this optional Living Benefit, the contract issue date will not change. Lifetime Income will be guaranteed for the life of only the Covered Person that remains under this optional Living Benefit. However, the Income Percentage(s) based on the two Covered Person(s) named on the Activation Date and the Covered Person(s) Age used to determine the applicable GLIP(s) for each

Purchase Payment to calculate the GLIA on the Activation Date will not change. Upon the death of the surviving Covered Person this optional Living Benefit will terminate.
The components of the optional Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the optional Living Benefit based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Guaranteed Lifetime Income Amount will be based on the age of the surviving Covered Person on the Activation Date.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit. Please see DEATH BENEFITS below.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date if the contract value is greater than zero, you must select one of the following options:
1.
Annuitize by selecting from choices a. or b. below:
a.
Elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments as described under ANNUITY INCOME OPTIONS; or
b.
Elect to receive Lifetime Income under this optional Living Benefit by means of an Annuitization while the Covered Person(s) last named by you are living. If you have already activated Lifetime Income, you will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under the ANNUITY INCOME OPTIONS or as described below.
Annuitization under the Optional Living Benefit
You may annuitize your contract and elect to receive the GLIA for a fixed period, subject to any applicable IRC limitations, while you are alive.
The fixed period is determined by dividing a) by b), where:
(a)
is the contract value as of the Latest Annuity Date; and
(b)
is the applicable GLIA.
After the fixed period ends, you will continue to receive the same GLIA divided equally and paid on the same frequency selected by you until the death(s) of the Covered Person(s).
If death of the surviving Covered Person occurs during the fixed period, and subject to modification to comply with any applicable IRC limitations, any remaining annuity income payments under this optional Living Benefit that would have otherwise been payable during this fixed period will be paid to the Beneficiary.
2.
Fully surrender your Contract
Note: an election under Option 1 converts your contract value or the Guaranteed Lifetime Income Amount to an annuitization payable through a series of payments. Once the selected annuitization begins, all other benefits under the contract, with the exception of payment of the Guaranteed Lifetime Income Amount, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the fee for the optional Living Benefit will no longer be deducted. If you do not select an annuitization option by the Latest Annuity Date, we will automatically begin making Lifetime Income payments in accordance with Option 1b above, divided equally and paid on a monthly frequency until the death(s) of the Covered Person(s) last named by you.
Can I elect to cancel my Living Benefit?
The optional Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The optional Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.

What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if Polaris Income Daily Edge is cancelled or terminated?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, in the state in which your contract was issued, amounts will be transferred to a money market or similar portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the 1-Year Fixed Account or a money market portfolio, as applicable, at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically terminated?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
1.
Death of the Covered Person(s) as described above;
2.
Payment of a death benefit;
3.
The contract is annuitized;
4.
The contract value is reduced to zero due to any withdrawal made prior to the Activation Date;
5.
The contract value is reduced to zero due to an Excess Withdrawal;
6.
Any change that removes all of the original Covered Person(s) from the contract except as permitted pursuant to a Life Change Event prior to the Activation Date;
7.
Cancellation or surrender of the contract for any reason; or
8.
You elect to cancel the Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Death Benefits

You must elect one of the death benefit options at the time you purchase your contract. Some options are available for an additional fee, as described later in this section. Once elected, you cannot change your death benefit option. You should discuss the available options with your financial representative to determine which option is best for you.
If your contract was issued prior to September 9, 2019, please see APPENDIX H – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019.
We do not pay a death benefit if:
•
your contract value is reduced to zero; or
•
you die after you begin the Income Phase. Your Beneficiary would receive any remaining guaranteed annuity income payments in accordance with the annuity income option you selected. Please see ANNUITY INCOME OPTIONS.
We pay a death benefit to your Beneficiary(ies) if you die during the Accumulation Phase. The death benefit will become payable upon death of the following individual.
Owner	Payable Upon Death of
Natural persons	Owner (or first to die, if jointly owned)
Non-natural person (e.g. Trust)	Annuitant
Beneficiary Designation
You must notify us in writing of the Beneficiary(ies) who will receive any death benefit payments under your contract. You may change the Beneficiary at any time, unless otherwise specified below.
•
If your contract is jointly owned, the surviving joint Owner must be the sole primary Beneficiary. Any other individual you designate as Beneficiary will be the contingent Beneficiary.
•
If the Owner is a non-natural person then joint Annuitants, if any, shall be each other’s sole primary Beneficiary, except when the Owner is a charitable remainder trust.
•
If the Owner is a trust, whether as an agent for a natural person or otherwise, you should consult with your tax and/or legal adviser to determine whether this contract is an appropriate trust investment.

Death Benefit Processing
We process death benefit requests when we receive all required documentation, including satisfactory proof of death, in Good Order, at the Annuity Service Center.
Satisfactory proof of death includes, but may not be limited to:
(1)A certified copy of the death certificate; or
(2)A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
(3)A written statement by a medical doctor who attended the deceased at the time of death.
When Death Benefits are Calculated
•
All death benefit calculations are made as of the day required documentation is received in Good Order at the Annuity Service Center before Market Close. If the death benefit request is received after Market Close, the death benefit calculation will be made as of the next NYSE business day.
The contract value will remain invested pursuant to the Owner’s latest allocation instructions on file subject to the limitations described in this prospectus, until we receive notification of death and/or death claim paperwork in Good Order. Thereafter, a Beneficiary may elect one of the death settlement options by contacting the Annuity Service Center.
If we receive notification of the Owner’s death before any previously requested transaction is completed (including systematic transfer and withdrawal programs), we will cancel the previously requested transaction.
For contracts in which the aggregate of all Purchase Payments in contracts issued by any Corebridge Financial Company to the same Owner/Annuitant are in excess of the Purchase Payments Limit, we reserve the right to limit the death benefit amount that is in excess of the contract value at the time we receive all paperwork and satisfactory proof of death. Any limit on the maximum death benefit payable would be mutually agreed upon in writing by you and the Company prior to purchasing the contract.
Death Benefit Settlement Options
Your Beneficiary must elect one of the following settlement options after providing required documentation, including satisfactory proof of death, in Good Order.
•
Lump sum payment; or
•
Annuity Income Option; or
•
Continue the contract as the spousal Beneficiary, or under a Beneficiary continuation option; or
•
Payment option that is mutually agreeable between you and us
In general, the death benefit must be paid within 5 years of the date of death unless the Beneficiary elects to have it payable in the form of an annuity income option. If the Beneficiary elects an annuity income option, it must be paid over the Beneficiary’s life expectancy or a shorter period.
Payments associated with such election must begin within one year of death. Federal tax law may limit the Beneficiary’s death benefit and payout options available after your death. Please see ANNUITY INCOME OPTIONS.
Beneficiary Continuation Programs
Please consult a tax adviser regarding tax implications about your particular circumstances if you are considering a Beneficiary Continuation option.
Extended Legacy Program
The Beneficiary to an existing contract issued by the Company may elect the Extended Legacy Program. The program may not be elected in conjunction with any other settlement option.
Upon election of the Extended Legacy Program:
•
The contract continues in Owner’s name for the benefit of the Beneficiary who elected the Extended Legacy Program.
•
The Beneficiary may withdraw all or a portion of the contract value at any time and withdrawals are not subject to withdrawal charges.
•
The Beneficiary may choose to participate in the Systematic Withdrawal Program and the Automatic Asset Rebalancing Program.
Upon election of the Extended Legacy Program, the beneficiary may choose to receive the death benefit under (1) a 5-year settlement option or (2) in the form of withdrawals for a longer period of time:
Under the 5-year settlement option, the Beneficiary may take withdrawals as desired, but the death benefit proceeds must be distributed no later than five years from the date of death of the Owner.
Note: For IRAs, if an IRA Owner died prior to January 1, 2020, the 5-year settlement option is not available if the date of the Owner's death occurred after the required beginning date for distributions.
If the Beneficiary elects to take the death benefit in the form of withdrawals over a longer period of time:
•
Generally, IRS required minimum distributions must be made at least annually over a period not to exceed the Beneficiary’s life expectancy as determined in the calendar year after the Owner’s death, with the flexibility to withdraw more than the IRS required minimum distribution.
•
Payments must begin no later than the first anniversary of death for Non-Qualified contracts or December 31 of the year following the year of the Owner’s death for IRAs.
Note: For IRAs, if the Owner’s death occurred on or after January 1, 2020, choosing to receive the death benefit in the form of withdrawals for a longer period of time is only available for a Spousal Beneficiary or a Non-Spousal Beneficiary who is less than 10 years younger than the IRA

Owner. Other Non-Spousal Beneficiaries may instead elect the 5-year settlement option, if available.
If the contract value is less than the death benefit amount as of the date we receive satisfactory proof of death and all required documentation in Good Order, we will increase the contract value by the amount which the death benefit exceeds contract value.
We will process an Extended Legacy election as of the date we receive the following in Good Order at the Annuity Service Center:
•Death Claim form electing Extended Legacy Program; and
•Satisfactory proof of death of the original Owner.
Upon the Beneficiary’s request to our Annuity Service Center, we will provide a prospectus and Extended Legacy Guide, with important information including expenses, investment options and administrative features.
Restrictions on Extended Legacy Program
•
The Extended Legacy Program cannot be elected with rollover contracts from other companies.
•
No Purchase Payments are permitted.
•
Living Benefit and death benefits that may have been elected by the original Owner are not available and any charges associated with these features will no longer be deducted.
•
In the event of the Beneficiary’s death, any remaining contract value will be paid to the person(s) named by the Beneficiary.
•
The contract may not be assigned and ownership may not be changed or jointly owned.
•
Any Fixed Accounts and/or DCA Fixed Accounts that may have been available to the original Owner will no longer be available for investment.
Expenses
We will charge the Beneficiary an annual Base Contract Expense of 0.85%. This charge is deducted daily from the average daily ending net asset value allocated to the Variable Portfolios.
Investment Options
•
The Beneficiary may transfer funds among the available Variable Portfolios
•
Variable Portfolios may differ from those available to the original Owner; and
•
Variable Portfolios may be of a different share class subject to higher 12b-1 fees.
Inherited Account Program
The Inherited Account Program, if available, can allow a Beneficiary of another company’s annuity contract to transfer their inherited Non-Qualified deferred annuity or certain Beneficiaries to transfer their inherited IRA to fund a new contract issued by the Company.
•
The Beneficiary of the transferred contract becomes the Owner (as the Beneficiary of the deceased) of the contract issued by us.
•
The Internal Revenue Code requires minimum distributions from inherited IRAs and inherited Non-Qualified deferred annuity contracts.
•
Once the contract is issued, a Systematic Withdrawal Program must be established and cannot be terminated.
•
Upon your death, your designated Beneficiary will receive the standard death benefit, unless you elect an optional death benefit at contract issue, for an additional fee.
We will process an Inherited Account election as of the date we receive the following at the Annuity Service Center:
•Inherited Account and Required Minimum Distribution Election Form; and
•New contract application
Restrictions on Inherited Account Program
•
No Purchase Payments are permitted after the contract has been issued.
•
Optional Living Benefits cannot be elected under the Inherited Account Program.
•
The contract may not be assigned and ownership may not be changed or jointly owned.
Expenses
The contract issued is subject to the same fees and charges applicable to any Owner of the contract, including withdrawal charges if applicable.
Investment Options
All Variable Portfolios and available Fixed Accounts offered by the contract are available for investment. You may transfer funds among the investment options.
DEATH BENEFIT DEFINED TERMS
The term “Net Purchase Payment” is used frequently in describing the death benefit payable. Net Purchase Payment is an on-going calculation. It does not represent a contract value.
We determine Net Purchase Payments as Purchase Payments less adjustments for withdrawals. Net Purchase Payments are increased by the amount of subsequent Purchase Payments, if any, and reduced for withdrawals, if any, in the same proportion that the contract value was reduced on the date of such withdrawal.
The term “Withdrawal Adjustment” is used for the standard death benefit, if you have elected the Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals.
Prior to the Activation Date any withdrawal taken: reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value.

On or after the Activation Date any withdrawal taken reduces the death benefit as follows:
•
If cumulative Lifetime Income withdrawals for the current contract year are less than or equal to the Guaranteed Lifetime Income Amount, the amount of adjustment will equal the amount of each Lifetime Income withdrawal.
•
If cumulative Lifetime Income withdrawals for the current contract year are in excess of the Guaranteed Lifetime Income Amount, the contract value and death benefit are first reduced by the Guaranteed Lifetime Income Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Guaranteed Lifetime Income Amount (Excess Withdrawal) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
The term “withdrawals” as used in describing the death benefit options is defined as withdrawals and the fees and charges applicable to those withdrawals.
The Company does not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations assume that no Purchase Payments are received on or after your 86th birthday.
Death Benefit Options
Standard Death Benefit
The standard death benefit is calculated differently depending on whether you have also elected the Living Benefit described above.
The following describes the standard death benefit without election of the Living Benefit:
If the contract is issued prior to your 86th birthday, the death benefit is the greater of:
1.
Contract value; or
2.
Net Purchase Payments.
The following describes the standard death benefit with election of the Living Benefit:
If the contract is issued prior to your 86th birthday, the death benefit is the greater of:
1.
Contract value; or
2.
Purchase Payments reduced by:
a.
any Withdrawal Adjustments, as defined above, if the Living Benefit has not been terminated; or
b.
any Withdrawal Adjustments, as defined above, prior to the date the Living Benefit is terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit is terminated.
Please see Appendix F – DEATH BENEFIT EXAMPLES for examples of how your death benefit is calculated.
Maximum Anniversary Value Death Benefit
For an additional fee, you may elect the Maximum Anniversary Value death benefit described below which can provide greater protection for your Beneficiaries. You may only elect the Maximum Anniversary Value death benefit at the time you purchase your contract and you cannot change your election thereafter at any time. The fee for the Maximum Anniversary Value death benefit is 0.25% of the average daily net asset value allocated to the Variable Portfolios. You may pay for the optional death benefit and your Beneficiary may never receive the benefit once you begin the Income Phase. The Maximum Anniversary Value death benefit can only be elected prior to your 81st birthday.
The death benefit is the greatest of:
1.
Contract value; or
2.
Net Purchase Payments; or
3.
Maximum anniversary value on any contract anniversary prior to the earlier of your 83rd birthday or date of death, plus Purchase Payments received since that anniversary; and reduced for any withdrawals since that anniversary in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal. The anniversary value for any year is equal to the contract value on the applicable contract anniversary.
Please see APPENDIX F – DEATH BENEFIT EXAMPLES for examples of how your death benefit is calculated.
Spousal Continuation
The Continuing Spouse may elect to continue the contract after your death. A spousal continuation can only take place once, upon the death of the original Owner of the contract.
Upon election of Spousal Continuation:
•
Generally, the contract, its benefits and elected features, if any, remain the same.
•
Continuing Spouse is subject to the same fees, charges and expenses applicable to the original Owner of the contract. Please see EXPENSES.
•
Continuing Spouse may not terminate the Maximum Anniversary Value death benefit if elected at contract issue.
•
Continuing Spouse will be subject to the investment risk of Variable Portfolios, as was the original Owner.
Non-spousal joint Owners (including Domestic Partners) are not eligible for spousal continuation, under current tax law.
Upon a spousal continuation, we will contribute to the contract value an amount by which the death benefit that would have been paid to the Beneficiary upon the death of the original Owner, exceeds the contract value as of the Good Order date (“Continuation Contribution”), if any. The Continuation Contribution is not considered a Purchase

Payment for the purposes of any other calculations except the death benefit following the Continuing Spouse’s death.
We will process a spousal continuation as of the date we receive the following at the Annuity Service Center:
•Death Claim form; and
•Satisfactory proof of death of the original Owner.
We will add any Continuation Contribution as of the date we receive both the Continuing Spouse’s written request to continue the contract and satisfactory proof of death of the original Owner (“Continuation Date”) at the Annuity Service Center.
The age of the Continuing Spouse on the Continuation Date will be used to determine any future death benefits under the contract. If you elected the Maximum Anniversary Value death benefit, the death benefit payable upon the Continuing Spouse’s death would differ depending on the Continuing Spouse’s age on the Continuation Date. Please see APPENDIX E – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION for a discussion of the death benefit calculations upon a Continuing Spouse’s death.
Please see OPTIONAL LIVING BENEFIT above for information on the effect of Spousal Continuation on these benefits.

Expenses

We may deduct the following fees and expenses if applicable from your contract, as described later in this section.
•
Base Contract Expenses
•
Premium Based Charge
•
Withdrawal Charges
•
Contract Maintenance Fee
•
Transfer Fee
•
Underlying Fund Expenses
•
Optional Living Benefit Fee
•
Optional Death Benefit Fee
Fees and expenses associated with your contract reduce your investment return. Before purchasing this contract, you should consider the effect of fees and expenses on your investment. You should fully discuss this decision with your financial representative. We will not increase certain contract fees, such as the Base Contract Expenses or withdrawal charges for the life of your contract. Underlying Fund investment management fees may increase or decrease. Some states may require that we charge less than the amounts described below. Please see APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state-specific expenses.
We intend to profit from the sale of the contracts. Our profit may be derived as a result of a variety of pricing factors including but not limited to the fees and charges assessed under the contract and/or amounts we may receive from an
Underlying Fund, its investment advisor and/or subadvisors (or affiliates thereof). Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below. The fees, charges, amounts received from the Underlying Funds (or affiliates thereof) and any resulting profit may be used for any corporate purpose including supporting marketing, distribution and/or administration of the contract and, in its role as an intermediary, the Underlying Funds.
Base Contract Expenses	0.95%
(annualized charge as a percentage of the average daily ending net asset value allocated to Variable Portfolios)
The Base Contract Expense (also referred to as Separate Account Charge) compensates the Company for the mortality and expense risk and the costs of contract distribution assumed by the Company.
Generally, the mortality risks assumed by the Company arise from its contractual obligations to make annuity income payments after the Annuity Date and to provide a death benefit. The expense risk assumed by the Company is that the costs of administering the contracts and the Separate Account will exceed the amount received from the fees and charges assessed under the contract. There may not necessarily be a relationship between the administrative charge imposed under the contract and the amount of expenses that may be attributable to the contract.
If these charges do not cover all of our expenses, we will pay the difference. Likewise, if these charges exceed our expenses, we will keep the difference. The mortality and expense risk charge is expected to result in a profit. Profit may be used for any cost or expense including supporting distribution. Please see PAYMENTS IN CONNECTION WITH DISTRIBUTION OF THE CONTRACT below.
If your Beneficiary elects to take the death benefit amount under the Extended Legacy Program, we will deduct an annual Base Contract Expense of 0.85% of the average daily ending net asset value allocated to the Variable Portfolios. Please see Extended Legacy Program under DEATH BENEFITS.
Premium Based Charge
A Premium Based Charge applies to all initial and subsequent Premiums you make to your contract and is deducted from your contract value on each Quarter Anniversary following the date each Premium is received by us. The Premium Based Charge equals a percentage of each Premium and is based on the Accumulated Premium Breakpoint achieved by the amount of the Premium or the sum of Premiums received by us, according to the table below. The Premium Based Charge reimburses us for distribution expenses, including commissions.
Each Premium is subject to a Premium Based Charge during the period beginning on the first Quarter Anniversary following the date the Premium is received by us and continuing for a total of 28 Quarter Anniversaries (over a 7 year period). Once the Premium Based Charge has been deducted for 28 Quarter Anniversaries, the Premium is no longer subject to the Premium Based Charge.
The Accumulated Premium Breakpoint that determines the Premium Based Charge percentage applicable on the first Quarter Anniversary is determined by the sum of Premiums received during the first contract quarter.
For example, if you make an initial Premium of $40,000 during the first contract quarter, on the first Quarter Anniversary, the Accumulated Premium Breakpoint achieved is “Less than $50,000” and the corresponding Premium Based Charge percentage is 5.00%.
After the first Quarter Anniversary, the Accumulated Premium Breakpoint and Premium Based Charge percentage applicable to subsequent Premium(s) are determined by the sum of all Premiums previously received plus the subsequent Premium(s) when received by us. If the sum of Premiums results in a higher Accumulated Premium Breakpoint being achieved, the Premium Based Charge percentage applicable to the entire subsequent Premium will be based on the corresponding Accumulated Premium Breakpoint. Once a Premium Based Charge is set for a Premium, it is fixed for seven years and will not change for that Premium even if subsequent Premiums are received and/or withdrawals are taken.
For example, assuming an initial Premium of $40,000, you make a subsequent Premium of $20,000 six months after the initial Premium. The sum of Premiums, $60,000, qualifies to meet the next Accumulated Premium Breakpoint of “$50,000 but less than $100,000” and the corresponding Premium Based Charge percentage of 4.50%. Therefore, the Premium Based Charge percentage for the entire $20,000 Premium would be 4.50%.
Accumulated Premium Breakpoint	Premium Based Charge	Quarterly Premium Based Charge (over 7 Year Period)
Less than $50,000	5.00%	0.1786%
$50,000 but less than $100,000	4.50%	0.1607%
$100,000 but less than $250,000	3.50%	0.1250%
$250,000 but less than $500,000	2.50%	0.0893%
$500,000 but less than $1,000,000	2.00%	0.0714%
$100,000,000 or more	1.25%	0.0446%
If you fully surrender your contract, we will not deduct any remaining Premium Based Charge from the amount surrendered. We will not assess a Premium Based Charge when we pay a death benefit, when you switch to the Income Phase and when there are no Premiums subject to the Premium Based Charge.
Please see APPENDIX B – STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding the Premium Based Charge.
Withdrawal Charges
The contract provides a penalty-free withdrawal amount every contract year. Please see ACCESS TO YOUR MONEY above. You may incur a withdrawal charge if you take a withdrawal in excess of the penalty-free withdrawal amount and/or if you fully surrender your contract. Withdrawal Charges reimburse us for the cost of contract sales, expenses associated with issuing your contract and other acquisition expenses.
We apply a withdrawal charge schedule to each Purchase Payment (also known as “Premium”) you contribute to the contract. A withdrawal charge does not apply to each Premium after it has been in the contract for 7 complete years. The withdrawal charge percentage declines over time for each Premium in the contract.
The Accumulated Premium Breakpoint schedule below is used to determine the Withdrawal Charge Schedule applicable to each Premium as determined on the day we receive the Premium. The withdrawal charge applies to each Premium for 7 years. The Withdrawal Charge Schedule, once determined, will not change for that Premium even if subsequent Premiums are made or withdrawals are taken.
Your initial Accumulated Premium Breakpoint is determined by the amount of your initial Premium. Thereafter, the Accumulated Premium Breakpoint and withdrawal charge schedule applicable to subsequent Premiums are determined by the sum of all Premiums previously received plus the subsequent premium(s) when received by us.
You may reduce the applicable percentage but not the duration of your Withdrawal Charge Schedule by adding subsequent Premiums which may also allow you to achieve a higher Accumulated Premium Breakpoint. If a portion of a subsequent Premium results in a sum of Premiums that achieves a higher Accumulated Premium Breakpoint, according to the table below, then that entire subsequent Premium will be subject to the Withdrawal Charge Schedule applicable to the corresponding Accumulated Premium Breakpoint.
For example, if you make an initial Premium of $40,000, the Accumulated Premium Breakpoint achieved is “Less than $50,000” and the corresponding Withdrawal Charge Schedule over 7 years is “6%, 5%, 5%, 4%, 3%, 2%, 1%, 0%.” If you make a subsequent Premium of $20,000 six months later, the sum of Premiums, $60,000, qualifies for the next Accumulated Premium Breakpoint of “$50,000 but less than $100,000.” Therefore, the corresponding Withdrawal Charge Schedule over 7 years for the entire $20,000 subsequent Premium would be “5.5%, 5%, 5%, 4%, 3%, 2%, 1%, 0%.”
The Accumulated Premium Breakpoints and corresponding Withdrawal Charge Schedules are listed below:

Withdrawal Charge Schedule
Accumulated Premium Breakpoint	Years Since Receipt of Each Premium
	1	2	3	4	5	6	7	8+
Less than $50,000	6%	5%	5%	4%	3%	2%	1%	0%
$50,000 but less than $100,000	5.5%	5%	5%	4%	3%	2%	1%	0%
$100,000 but less than $250,000	4.5%	4%	4%	3%	3%	2%	1%	0%
$250,000 but less than $500,000	3.5%	3%	3%	2.25%	2%	2%	1%	0%
$500,000 but less than $1,000,000	3%	2%	2%	1.5%	1%	1%	1%	0%
$1,000,000 or more	2.25%	1.5%	1.5%	1%	1%	0.75%	0.5%	0%
When calculating the withdrawal charge, we treat withdrawals as coming first from the Purchase Payments that have been in your contract the longest, which means the Purchase Payments that have the lowest Withdrawal Charge percentages. However, for tax purposes, per IRS requirements, your withdrawals are considered as coming first from taxable earnings, then from Purchase Payments, which are not taxable if your contract is Non-Qualified. Please see ACCESS TO YOUR MONEY above.
If you take a partial withdrawal, you can choose whether any applicable withdrawal charges are deducted from the amount withdrawn or from the contract value remaining after the amount withdrawn. If you fully surrender your contract value, we deduct any applicable withdrawal charges from the amount surrendered.
We will not assess a withdrawal charge when we pay a death benefit or when you annuitize your contract.
Withdrawals made prior to age 59½ may result in tax penalties. Please see TAXES below.
Underlying Fund Expenses
There are deductions from and expenses paid out of the assets of each Underlying Fund. Detailed information about these deductions and expenses can be found in the prospectuses for the Underlying Funds.
Investment Management Fees
Investment management fees are set by the Underlying Funds’ own board of directors, and may vary. These fees are not fixed or specified in your annuity contract.
Each Variable Portfolio purchases shares of a corresponding Underlying Fund. The Accumulation Unit value for each purchased Variable Portfolio share reflects the investment management fees and other expenses of the corresponding Underlying Fund. These fees may vary. They are not fixed or specified in your annuity contract, rather the fees are set by the Underlying Funds’ own board of directors.
12b-1 Fees
Certain Underlying Funds available in this product assess a 12b-1 fee of 0.25% of the average daily net assets allocated to those Underlying Funds. Over time these fees will increase the cost of your investment.
There is an annualized 0.25% fee applicable to Class 4 shares of American Funds Insurance Series for contracts issued on or after June 29, 2015 and Class 2 shares of American Funds Insurance Series for contracts issued prior to June 29, 2015, Class 3 shares of Seasons Series Trust and SunAmerica Series Trust, Class Service shares of Goldman Sachs Variable Insurance Trust, Series II shares of AIM Invesco Insurance Funds (Invesco Variable Insurance Funds), Class Advisor shares of PIMCO Variable Insurance Trust, Class 2 shares of Franklin Templeton Variable Insurance Products Trust, and Service Class shares of MFS Variable Insurance Trust III. This amount is generally used to pay financial intermediaries for services provided over the life of your contract.
The 12b-1 fees compensate us for costs associated with the servicing of these shares, including, but not limited to, reimbursing us for expenditures we make to registered representatives in selling firms for providing services to contract Owners who are indirect beneficial Owners of these shares and for maintaining contract Owner accounts.
Contract Maintenance Fee
During the Accumulation Phase, we deduct a contract maintenance fee of $50 from your contract once per year on your contract anniversary. This charge compensates us for the cost of administering your contract. The fee is deducted proportionately from your contract value on your contract anniversary by redeeming the number of Accumulation Units invested in the Variable Portfolios and the dollar amount invested in available Fixed Accounts which in total equal the amount of the fee. If you withdraw your entire contract value, we will deduct the contract maintenance fee from that withdrawal.
If your contract value is $75,000 or more on your contract anniversary date, we currently waive this fee. This waiver is subject to change without notice.
Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for the state-specific Contract Maintenance Fee.
Transfer Fee
After 15 Transfers	$25
We permit 15 free transfers between investment options each contract year. We charge you $25 for each additional transfer that contract year. The transfer fee compensates us for the cost of processing your transfer.
In Pennsylvania and Texas, any transfer over the limit of 15 will incur a $10 transfer fee.

Optional Living Benefit Fee
The Polaris Income Daily Edge Living Benefit fee will be calculated as a percentage of the Purchase Payments reduced by the Adjustment Factor while the Living Benefit is in effect. The Living Benefit fee is charged and received by the Company in consideration of the Living Benefit guarantees provided to you.
The fee is deducted proportionately from your contract value by redeeming the number of Accumulation Units invested in the Variable Portfolios and the value in the Secure Value Account, which in total equals the amount of the fee. If your contract value is reduced to zero before the Living Benefit has been cancelled, the fee will no longer be assessed.
We will not assess a quarterly fee if you annuitize your contract or if a death benefit is paid before the end of the Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date the fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
Optional Polaris Income Daily Edge Fee
Number of Covered Persons	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	2.50%	0.60%	±0.40%
Two Covered Persons	2.50%	0.60%	±0.40%
*
The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/ 4).
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable initial annual fee rate.
Please see APPENDIX I - HISTORICAL RATES FOR POLARIS INCOME DAILY EDGE LIVING BENEFIT for previous rates.
The initial annual fee rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. After the first Benefit Year, on each “Benefit Quarter Anniversary,” we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Any fee adjustment is based on a non-discretionary formula tied to the change in VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Any fee adjustment is based on a non-discretionary formula tied to the VIX. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above.
Please see APPENDIX C — FORMULA AND EXAMPLES OF CALCULATIONS OF THE POLARIS INCOME Daily Edge FEE.
If your contract was purchased prior to February 28, 2022, please see APPENDIX G — LIVING BENEFITS FOR CONTRACTS ISSUED PRIOR TO FEBRUARY 28, 2022, for applicable fees.
Maximum Anniversary Value Death Benefit Fee
If you elect the Maximum Anniversary Value death benefit, the fee is 0.25% of the average daily ending net asset value allocated to the Variable Portfolio(s).
Premium Tax
Certain states charge the Company a tax on Purchase Payments that ranges from 0% to 3.5%. Some states assess this premium tax when the contract is issued while other states only assess the tax upon annuitization. The Company may advance any tax amount due, but we will deduct such amount from your contract value only when and if you begin the Income Phase (annuitization).
Income Taxes
We do not currently deduct income taxes from your contract. We reserve the right to do so in the future.
Reduction or Elimination of Fees, Expenses and Additional Amounts Credited
Sometimes sales of contracts to groups of similarly situated individuals may lower our fees and expenses. We determine which groups are eligible for this treatment. Some of the criteria we evaluate to make a determination are size of the group; amount of expected Purchase Payments; relationship existing between us and the prospective purchaser; length of time a group of contracts is expected to remain active; purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and/or any other factors that we believe indicate that fees and expenses may be reduced.
The Company may make such a determination regarding sales to its employees, its affiliates’ employees and employees of currently contracted broker-dealers; its registered representatives; and immediate family members of all of those described.

Payments in connection with distribution of the contract

Payments We Make
We make payments in connection with the distribution of the contracts that generally fall into the three categories below.
As a result of the payments that financial representatives may receive from us or other companies, some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should consider exchanging a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Commissions. Registered representatives of affiliated and unaffiliated broker-dealers (“selling firms”) licensed under federal securities laws and state insurance laws sell the contract to the public. The selling firms have entered into written selling agreements with the Company and Corebridge Capital Services, Inc., the distributor of the contracts. We pay commissions to the selling firms for the sale of your contract. The selling firms are paid commissions for the promotion and sale of the contracts according to one or more schedules. The amount and timing of commissions will vary depending on the selling firm and its selling agreement with us. For example, as one option, we may pay upfront commission only, up to a maximum 5.00% of each Purchase Payment you invest (which may include promotional amounts we may pay periodically as commission specials). Another option may be a lower upfront commission on each Purchase Payment, with a trail commission of up to a maximum 0.25% of contract value annually for the life of the contract.
The registered representative who sells you the contract typically receives a portion of the compensation we pay to his/her selling firm, depending on the agreement between the selling firms and its registered representative and their internal compensation program. We are not involved in determining your registered representatives’ compensation.
Additional Cash Compensation. We may enter into agreements to pay selling firms support fees in the form of additional cash compensation (“revenue sharing”). These revenue sharing payments may be intended to reimburse the selling firms for specific expenses incurred or may be based on sales, certain assets under management, longevity of assets invested with us and/or a flat fee. Asset-based payments primarily create incentives to service and maintain previously sold contracts. Sales-based payments primarily create incentives to make new sales of contracts.
These revenue sharing payments may be consideration for, among other things, product placement/preference and visibility, greater access to train and educate the selling firm’s registered representatives about our contracts, our participation in sales conferences and educational seminars and for selling firms to perform due diligence on our contracts. The amount of these fees may be tied to the anticipated level of our access in that selling firm.
We enter into such revenue sharing arrangements in our discretion and we may negotiate customized arrangements with selling firms, including affiliated and non-affiliated selling firms based on various factors. These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may vary between selling firms depending on, among other things, the level and type of marketing and distribution support provided, assets under management and the volume and size of the sales of our contracts.
If allowed by his or her selling firm, a registered representative or other eligible person may purchase a contract on a basis in which an additional amount is credited to the contract. Please see REDUCTION OR ELIMINATION OF FEES, EXPENSES AND ADDITIONAL AMOUNTS CREDITED above.
We provide a list of firms to whom we paid annual amounts greater than $15,000 under these revenue sharing arrangements in 2023 in the Statement of Additional Information which is available upon request.
Non-Cash Compensation. Some registered representatives and their supervisors may receive various types of non-cash compensation such as gifts, promotional items and entertainment in connection with our marketing efforts. We may also pay for registered representatives to attend educational and/or business seminars. Any such compensation is paid in accordance with SEC and FINRA rules.
We do not assess a specific charge directly to you or your Separate Account assets in order to cover commissions and other sales expenses and incentives we pay. However, we anticipate recovering these amounts from our profits which are derived from the fees and charges collected under the contract. We hope to benefit from these revenue sharing arrangements through increased sales of our contracts and greater customer service support.
Revenue sharing arrangements may provide selling firms and/or their registered representatives with an incentive to favor sales of our contracts over other variable annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should discuss with your selling firm and/or registered representative how they are compensated for sales of a contract and/or any resulting real or perceived conflicts of interest. You may wish to take such revenue sharing arrangements into account when considering or evaluating any recommendation relating to this contract.
Payments We Receive
We and our affiliates may directly or indirectly receive revenue sharing payments from the Trusts, their investment advisors, subadvisors and/or distributors (or affiliates thereof), in connection with certain administrative, marketing and other services we provide and related expenses we incur. The availability of these revenue sharing arrangements creates an incentive for us to seek and offer Underlying Funds (and classes of shares of such Underlying Funds) that pay us higher amounts. Other Underlying Funds (or available classes of shares) may have lower fees and better overall investment performance. Not all Trusts pay the same amount of revenue sharing. Therefore, the amount of fees we collect may be greater or smaller based on the Underlying Funds you select.
We and our affiliates generally receive three kinds of payments described below.
Rule 12b-1 or Service Fees. We receive 12b-1 fees of up to 0.25% or service fees of up to 0.50% of the average daily net assets in certain Underlying Funds. These fees are deducted directly from the assets of the Underlying Funds. Please see EXPENSES above.
Administrative, Marketing and Support Service Fees. We receive compensation of up to 0.70% annually based on assets under management from certain Trusts’ investment advisors, subadvisors and/or distributors (or affiliates thereof). These payments may be derived, in whole or in part, from the profits the investment advisor realizes on the investment management fees deducted from assets of the Underlying Funds or wholly from the assets of the Underlying Funds. Contract Owners, through their indirect investment in the Trusts, bear the costs of these investment management fees, which in turn will reduce the return on your investment. The payments we receive are generally based on assets under management from certain Trusts’ investment advisors or their affiliates and vary by Trust. Some investment advisors, subadvisors and/or distributors (or affiliates thereof) pay us more than others. The amount may be significant. Such amounts received from SAAMCo, a wholly-owned subsidiary of AGL, are not expected to exceed 0.70% annually based on assets under management.
Other Payments. Certain investment advisors, subadvisors and/or distributors (or affiliates thereof) may help offset the costs we incur for marketing activities and training to support sales of the Underlying Funds in the contract. These amounts are paid voluntarily and may provide such advisors, subadvisors and/or distributors access to national and regional sales conferences attended by our employees and registered representatives. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred and the level of the advisor’s, subadvisor’s or distributor’s participation.
In addition, we (and our affiliates) may receive occasional gifts, entertainment or other compensation as an incentive to market the Underlying Funds and to cooperate with their marketing efforts. As a result of these payments, the investment advisors, subadvisors and/or distributors (or affiliates thereof) may benefit from increased access to our wholesalers and to our affiliates involved in the distribution of the contract.

Annuity Income Options

The Income Phase
What is the Income Phase?
During the Income Phase, we use the money accumulated in your contract to make regular payments to you. This is known as “annuitizing” your contract. At this point, the Accumulation Phase ends. You will no longer be able to take withdrawals of contract value and all other features and benefits of your contract will terminate, including your ability to surrender your contract.
Beginning the Income Phase is an important event. You have different options available to you. You should discuss your options with your financial representative and/or tax adviser so that together you may make the best decision for your particular circumstances.
When does the Income Phase begin?
Generally, you can annuitize your contract any time after your second contract anniversary (“Annuity Date”) and on or before the Latest Annuity Date, defined below, by completing and mailing the Annuity Option Selection Form to our Annuity Service Center.
If you do not request to annuitize your contract on the Annuity Date of your choice, your contract will be annuitized on the Latest Annuity Date. If your contract is jointly owned, the Latest Annuity Date is based on the older Owner’s date of birth. Your Latest Annuity Date is defined as the first NYSE business day of the month following your 95th birthday.
How do I elect to begin the Income Phase?
You must select one of the annuity income payment options, listed below, that best meets your needs by mailing a completed Annuity Option Selection Form to our Annuity Service Center. If you do not select an annuity income payment option, your contract will be annuitized in accordance with the default annuity income payment option specified under Annuity Income Options below.
What is the impact on the living and death benefits if I annuitize?
If you annuitize, you may choose to take annuity income payments or withdrawals under your Living Benefit. Prior to annuitizing, you should seek advice on whether taking annuity income payments under the contract or guaranteed withdrawals under a Living Benefit are more advantageous to you. Upon annuitizing the contract, the death benefit will terminate. If your contract value is reduced to zero prior to annuitization as a result of receiving guaranteed withdrawals under the Living Benefit, you will receive your Protected Income Payment under the Living Benefit. Please see OPTIONAL LIVING BENEFIT and DEATH BENEFITS above.

Annuity Income Options
You must send a written request to our Annuity Service Center to select an annuity income option. Once you begin receiving annuity income payments, you cannot change your annuity income option. If you elect to receive annuity income payments but do not select an annuity income option, your annuity income payments shall be in accordance with Option 4 for a period of 10 years; for annuity income payments based on joint lives, the default is Option 3 for a period of 10 years. Generally, the amount of each annuity income payment will be less with greater frequency of payments or if you chose a longer period certain guarantee.
We base our calculation of annuity income payments on the life expectancy of the Annuitant and the annuity rates set forth in your contract. In most contracts, the Owner and Annuitant are the same person. The Owner may change the Annuitant if different from the Owner at any time prior to the Annuity Date. The Owner must notify us if the Annuitant dies before the Annuity Date and designate a new Annuitant. If we do not receive a new Annuitant election, the Owner may not select an annuity income option based on the life of the Annuitant.
If the contract is owned by a non-natural Owner, the Annuitant cannot be changed after the contract has been issued and the death of the Annuitant will trigger the payment of the death benefit.
If you elect a lifetime based annuity income option without a guaranteed period, your annuity income payments depend on longevity only. That means that you may potentially not live long enough to receive an annuity income payment. If you die before the first annuity income payment, no annuity income payments will be made.
Annuity Income Option 1 – Life Income Annuity
This option provides annuity income payments for the life of the Annuitant. Annuity income payments end when the Annuitant dies.
Annuity Income Option 2 – Joint and Survivor Life Income Annuity
This option provides annuity income payments for the life of the Annuitant and for the life of another designated person. Upon the death of either person, we will continue to make annuity income payments during the lifetime of the survivor. Annuity income payments end when the survivor dies. For Qualified contracts, under certain circumstances, the survivor’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 3 – Joint and Survivor Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to Option 2 above, with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant and the survivor die before all of the guaranteed annuity income payments have been made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the survivor's annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 4 – Life Income Annuity with 10 or 20 Years Guaranteed
This option is similar to income Option 1 above with an additional guarantee of payments for at least 10 or 20 years, depending on the period chosen. If the Annuitant dies before all guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments greater than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code.
Annuity Income Option 5 – Income for a Specified Period
This option provides annuity income payments for a guaranteed period ranging from 5 to 30 years, depending on the period chosen. If the Annuitant dies before all the guaranteed annuity income payments are made, the remaining annuity income payments are made to the Beneficiary under your contract. A guarantee of payments for more than 10 years may not be available to all Beneficiaries. For Qualified contracts, under certain circumstances the Beneficiary’s annuity income payments may be limited based on the Internal Revenue Code. Additionally, if variable annuity income payments are elected under this option, you (or the Beneficiary under the contract if the Annuitant dies prior to all guaranteed annuity income payments being made) may redeem any remaining guaranteed variable annuity income payments after the Annuity Date. Upon your request, the contract may be commuted if a period certain annuitization income option has been elected. The amount available upon such redemption would be the discounted present value of any remaining guaranteed annuity income payments that would reflect the fluctuating trading costs for liquidating the securities in place to pay for these contractual obligations. The detrimental impact depends on the nature of the securities (and which may include short-term, medium term, and/or long-term investments) resulting in varying losses to the Company. The sum of remaining guaranteed variable annuity income payments is discounted at a rate of no less than 8% in order to determine the discounted present value.
The value of an Annuity Unit, regardless of the option chosen, takes into account Base Contract Expense which includes a mortality and expense risk charge. Since Option 5 does not contain an element of mortality risk, no benefit is derived from this charge.
Please see the Statement of Additional Information for a more detailed discussion of the annuity income options.
Please see OPTIONAL LIVING BENEFIT above for annuity income options available under the Living Benefit.

Fixed or Variable Annuity Income Payments
You can choose annuity income payments that are fixed, variable or both. Unless otherwise elected, if at the date when annuity income payments begin you are invested in the Variable Portfolios only, your annuity income payments will be variable and if your money is only in Fixed Accounts at that time, your annuity income payments will be fixed in amount. Further, if you are invested in both Fixed Accounts and Variable Portfolios when annuity income payments begin, your payments will be fixed and variable, unless otherwise elected. If annuity income payments are fixed, the Company guarantees the amount of each payment. If the annuity income payments are variable, the amount is not guaranteed and may fluctuate as described under ANNUITY INCOME PAYMENTS below.
Annuity Income Payments
We make annuity income payments on a monthly, quarterly, semi-annual or annual basis as elected by you. You instruct us to send you a check or to have the payments directly deposited into your bank account. If state law allows, we distribute annuities with a contract value of $5,000 or less in a lump sum. Also, if state law allows and the selected annuity income option results in annuity income payments of less than $50 per payment, we may decrease the frequency of payments.
If you are invested in the Variable Portfolios after the Annuity Date, your annuity income payments vary depending on the following:
•
for life income options, your age when annuity income payments begin; and
•
the contract value attributable to the Variable Portfolios on the Annuity Date; and
•
the 3.5% assumed investment rate used in the annuity table for the contract; and
•
the performance of the Variable Portfolios in which you are invested during the time you receive annuity income payments.
If you are invested in both the Fixed Accounts and the Variable Portfolios after the Annuity Date, the allocation of funds between the Fixed Accounts and Variable Portfolios also impacts the amount of your annuity income payments.
The value of fixed annuity income payments, if elected, will not be less than 1%. The value of variable annuity income payments, if elected, is based on an assumed interest rate (“AIR”) of 3.5% compounded annually. Variable annuity income payments generally increase or decrease from one annuity income payment date to the next based upon the performance of the applicable Variable Portfolios. If the performance of the Variable Portfolios selected is equal to the AIR, the annuity income payments will remain constant. If performance of Variable Portfolios is greater than the AIR, the annuity income payments will increase and if it is less than the AIR, the annuity income payments will decline.
Deferment of Payments
We may defer making fixed payments for up to six months, or less if required by law. Interest is credited to you during the deferral period. Please see ACCESS TO YOUR MONEY above for a discussion of when payments from a Variable Portfolio may be suspended or postponed.

Taxes

The Federal income tax treatment of annuity contracts or retirement plans/programs is complex and sometimes uncertain. The discussion below is intended for general informational purposes only and does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), state or local tax consequences, estate or gift tax consequences, or the impact of foreign tax laws, associated with your contract.
Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have a retroactive effect as well. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code (“IRC”), Treasury Regulations and applicable Internal Revenue Service (“IRS”) guidance to your individual situation.
Refer to the Statement of Additional Information for further details.
Annuity Contracts in General
The IRC provides for special rules regarding the tax treatment of annuity contracts.
•
Generally, taxes on the earnings in your annuity contract are deferred until you take the money out.
•
Qualified contracts that satisfy specific IRC requirements automatically provide tax deferral regardless of whether the underlying contract is an annuity, a trust, or a custodial account.
•
Different rules and tax treatment apply depending on how you take the money out and whether your contract is Qualified or Non-Qualified.
Non-Qualified Contract
If you do not purchase your contract under an employer-sponsored retirement plan/arrangement, or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including a Roth IRA, your contract is referred to as a Non-Qualified contract.
Qualified Contract
If you purchase your contract under an employer-sponsored retirement plan/arrangement or an Individual Retirement Account or Individual Retirement Annuity (“IRA”), including Roth IRA, your contract is referred to as a Qualified contract.

Employer-sponsored plans/arrangements include:
•
Tax-Sheltered Annuities (also referred to as 403(b) annuities)
•
Plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans)
•
Pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans
If you are purchasing the contract as an investment vehicle for a trust under a Qualified contract, you should consider that the contract does not provide any additional tax-deferral benefits beyond the treatment provided by the trust itself.
In addition, if the contract itself is a qualifying arrangement (as with a 403(b) annuity or IRA), the contract generally does not provide tax deferral benefits beyond the treatment provided to alternative qualifying arrangements such as trusts or custodial accounts. However, in both cases the contract offers features and benefits that other investments may not offer. You and your financial representative should carefully consider whether the features and benefits, including the investment options, lifetime annuity income options, and protection through Living Benefits, death benefits and other benefits provided under an annuity contract issued in connection with a Qualified contract are suitable for your needs and objectives and are appropriate in light of the expense.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (“SECURE”) Act was signed into law as part of larger appropriations legislation. Additionally, The SECURE 2.0 Act OF 2022 (“SECURE 2.0”) was passed on December 29, 2022. SECURE and SECURE 2.0 include many provisions affecting Qualified Contracts including:
•
an increase in the age at which required minimum distributions (RMDs) generally must commence. The updated RMD ages are:
○
Age 73 if you were born January 1, 1951, or later.
○
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
○
Age 70 ½ if you were born before July 1, 1949.
○
the RMD eligible age is due to increase to age 75 after December 31, 2032.
•
new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020;
•
elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•
new exceptions to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event for terminal illnesses, and for eligible distributions for domestic abuse victims;
•
expansion of distribution and loan (including loan repayment) rules for qualified disaster recovery distributions from certain employer-sponsored retirement plans and IRAs; and
•
reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list. The SECURE Act and SECURE 2.0 included many additional provisions affecting Qualified Contracts. Additionally, SECURE 2.0 introduced numerous provisions into law that take effect after 2023, including, that effective for taxable years beginning after December 31, 2023, the minimum distribution requirements no longer apply to Roth Accounts for participants in qualified plans during their lifetime.
Some provisions in the Act are subject to the terms of an employer’s retirement plan and IRA and may not be available with your annuity. You should consult with your financial professional or personal tax advisor if you are impacted by these changes.
Tax Treatment of Purchase Payments
Non-Qualified Contract
In general, your cost basis in a Non-Qualified contract is equal to the Purchase Payments you put into the contract. You have already been taxed on the Purchase Payments you contributed in your Non-Qualified contract.
Qualified Contract
Typically, for employer sponsored plans/arrangements and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments contributed to your contract and therefore, you have no cost basis in your contract. However, you normally will have cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
Qualified Contract—Tax-Sheltered Annuity (403(b))
The Treasury Department published comprehensive 403(b) regulations which include rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. IRS guidance and/or the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased. The Company does not accept new Purchase Payments (including contributions, transfers and exchanges) into new or existing 403(b) annuities. You may wish to discuss the regulations and/or the general information above with your tax adviser.

Tax Treatment of Distributions
Distributions from Non-Qualified Contracts
Federal tax rules generally require that all Non-Qualified contracts issued by the same company to the same policyholder during the same calendar year will be treated as one annuity contract for purposes of determining the taxable amount upon distribution.
The taxable portion of any withdrawals, whether annuity income payment or other withdrawal, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•
after attaining age 59½;
•
when paid to your Beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
under an immediate annuity contract;
•
when attributable to Purchase Payments made prior to August 14, 1982.
Partial or Total Withdrawals
If you make partial or total withdrawals from a Non-Qualified contract, the IRC generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract.
Annuitization
If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase Payment. The portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed.
Annuity to Annuity Transfer
A transfer of contract value to another annuity contract generally will be tax reported as a distribution unless we have sufficient information, on a form satisfying us, to confirm that the transfer qualifies as an exchange under IRC Section 1035 (a “1035 exchange”).
Additional Tax on Net Investment Income
Information in this section generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the Modified Adjusted Gross Income (“MAGI”) threshold.
Under Federal Tax law, there is a tax on net investment income, at the rate of 3.8% of applicable thresholds for MAGI based on type of filer. Further information may be found on www.irs.gov. An individual with MAGI in excess of the threshold will be required to pay this 3.8% tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an Owner that is not a natural person (see Contracts Owned by a Trust or Corporation below).
Distributions from Qualified Contracts
Generally, you have not paid any taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax amounts permitted under the employer’s plan or contributed to a Roth IRA or non-deductible traditional IRA.
Withdrawals from other Qualified contracts are often limited by the IRC and by the employer-sponsored plan/arrangement.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract (except for Tax-Sheltered Annuities) will be subject to an additional 10% penalty tax, under the IRC, except in the following circumstances:
•
after attainment of age 59½;
•
when paid to your Beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
after you become terminally ill;
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated Beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•
payments up to the amount of your deductible medical expenses (without regard to whether you itemize deductions for the taxable year);
•
for payment of health insurance if you are unemployed and meet certain requirements;
•
distributions from IRAs for qualifying higher education expenses or first home purchases, with certain limitations;
•
payments to certain individuals called up for active duty after September 11, 2001;
•
payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers, which are federal income tax-free;

•
amounts distributed from a Code Section 457(b) plan other than to the extent such amounts in a governmental Code Section 457(b) plan represent rollovers from an IRA or employer-sponsored plan to which the 10% penalty would otherwise apply and which are treated as distributed from a Qualified plan for purposes of the premature distribution penalty;
•
distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations);
•
certain amounts to a domestic abuse victim;
•
certain amounts for emergency personal expenses;
•
withdrawals of net income on excess IRA contributions returned by the due date of your tax return.
Non-IRA contracts:
•
payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•
payments from a tax-qualified plan or section 403(b) plan made after you separate from service if you provided firefighting services and you (1) will be at least age 50 in the year of the separation or (2) have at least 25 years of service under the Plan (does not apply to IRAs); and
•
transfers to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs).
Annuitization
Unlike a Non-Qualified contract, if you annuitize your Qualified annuity contract the entire annuity income payment will be considered income, for tax purposes.
Direct and Indirect Rollovers
Under certain circumstances, you may be able to transfer amounts distributed from your employer sponsored plan/arrangement to another eligible plan or IRA. Generally, a distribution may be eligible for rollover but certain types of distributions cannot be rolled over, such as distributions received on account of:
(a)
a required minimum distribution,
(b)
a hardship withdrawal, or
(c)
a series of substantially equal payments (at least annually) made over your life expectancy or the joint life expectancies of you and your designated Beneficiary or a distribution made for a specified period of 10 years or more.
The IRS issued Announcement 2014-32 confirming its intent to apply the one-rollover-per-year limitation of 408(d)(3)(B) on an aggregate basis to all IRAs that an individual owns. This means that an individual cannot make a tax-free IRA-to-IRA rollover if he or she has made such a rollover involving any of the individual’s IRAs in the current tax year. If an intended rollover does not qualify for tax-free rollover treatment, contributions to your IRA may constitute excess contributions that may exceed contribution limits.
This one-rollover-per-year limitation does not apply to direct trustee-to-trustee transfers. You should always consult your tax adviser before you move or attempt to move any funds.
The IRC limits the withdrawal of an employee’s elective deferral Purchase Payments from a Tax-Sheltered Annuity (TSA) contract under IRC 403(b). Generally, withdrawals can only be made when an Owner:
•
reaches age 59½;
•
severs employment with the employer;
•
dies;
•
birth or adoption of child (subject to limitations);
•
becomes disabled (as defined in the IRC); or
•
experiences a financial hardship (as defined in the IRC).*
*
In the case of hardship, the Owner can only withdraw Purchase Payments.
Additional plan limitations may also apply.
Annuity to Annuity Transfer (Tax-Sheltered Annuities)
Qualifying transfers (including intra-plan exchanges) of amounts from one TSA contract or account to another TSA contract or account, and qualifying transfers to a state defined benefit plan to purchase service credits, where permitted under the employer’s plan, generally are not considered distributions, and thus are not subject to the above IRC withdrawal limitations. If amounts are transferred to a contract with less restrictive IRC withdrawal limitations than the account from which it is transferred, the more restrictive withdrawal limitations will continue to apply.
Transfers among 403(b) annuities and/or 403(b)(7) custodial accounts generally are subject to rules set out in the plan, the IRC, treasury regulations, IRS pronouncements, and other applicable legal authorities.
Required Minimum Distributions
Information in this section generally does not apply to Non-Qualified contracts.
Failure to satisfy the minimum distribution requirements may result in a tax penalty. You should consult your tax adviser for more information.
Commencement Date
Generally, the IRC requires that you begin taking annual distributions from Qualified annuity contracts by April 1 of the calendar year following the later of (1) the calendar year in which you attain age:
•
Age 73 if you were born January 1, 1951 or later.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
or (2) the calendar year in which you sever employment from the employer sponsoring the plan. If you own a traditional IRA, you must begin receiving minimum distributions by April 1 of the calendar year following the calendar year in which you reach age:
•
Age 73 if you were born January 1, 1951 or later.
•
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
•
Age 70 ½ if you were born before July 1, 1949.
If you choose to delay your first distribution until the year after the year in which you reach the applicable RMD age or sever employment, as applicable, then you will be required to withdraw your second required minimum distribution on or before December 31 in that same year. For each year thereafter, you must withdraw your required minimum distribution by December 31.
Combining Distributions from Multiple Contracts
If you own more than one IRA, you may be permitted to take your annual distributions in any combination from your IRAs. A similar rule applies if you own more than one TSA. However, you cannot satisfy this distribution requirement for your IRA contract by taking a distribution from a TSA, and you cannot satisfy the requirement for your TSA by taking a distribution from an IRA.
Automatic Withdrawal Option
You may elect to have the required minimum distribution amount on your contract calculated and withdrawn each year under the automatic withdrawal option. You may select monthly, quarterly, semiannual, or annual withdrawals for this purpose. This service is provided as a courtesy and we do not guarantee the accuracy of our calculations. Accordingly, we recommend you consult your tax adviser concerning your required minimum distribution.
Impact of Optional Benefits
IRS regulations require that the annuity contract value used to determine required minimum distributions include the actuarial present value of other benefits under the contract, such as enhanced death benefits and/or Living Benefits. As a result, if you request a minimum distribution calculation, or if one is otherwise required to be provided, in those specific circumstances where this requirement applies, the calculation may be based upon a value that is greater than your contract value, resulting in a larger required minimum distribution. This regulation does not apply to required minimum distributions made under an irrevocable annuity income option. You should discuss the effect of these regulations with your tax adviser.
Tax Treatment of Death Benefits
The taxable amount of any death benefits paid under the contract are taxable to the Beneficiary. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply whether the death benefit is paid as lump sum or annuity income payments. Estate taxes may also apply.
Enhanced death benefits are used as investment protection and are not expected to give rise to any adverse tax effects. However, the IRS could take the position that some or all of the charges for these death benefits should be treated as a partial withdrawal from the contract. In that case, the amount of the partial withdrawal may be includible in taxable income and subject to the 10% penalty if the Owner is under 59½, unless another exception applies. You should consult your tax adviser for more information.
If you own a Qualified contract and purchase an enhanced death benefit, the IRS may consider these benefits “incidental death benefits” or “life insurance.” The IRC imposes limits on the amount of the incidental benefits and/or life insurance allowable for Qualified contracts and the employer-sponsored plans under which they are purchased. If the death benefit(s) selected by you are considered to exceed these limits, the benefit(s) could result in taxable income to the Owner of the Qualified contract, and in some cases could adversely impact the qualified status of the Qualified contract or the plan. You should consult your tax adviser regarding these features and benefits prior to purchasing a contract.
Tax Treatment of Optional Living Benefits
Generally, we will treat amounts credited to the contract value under the optional Living Benefit guarantees, for income tax purposes, as earnings in the contract. Thus, payments of Living Benefits are treated as taxable withdrawals to the extent there are taxable gains in the contract value. Payments in accordance with such guarantees after the contract value has been reduced to zero may be treated for tax purposes as amounts received as an annuity, if the other requirements for such treatment are satisfied. All payments or withdrawals after cost basis has been reduced to zero, whether or not under such a guarantee, will be treated as taxable amounts. If available and you elect an optional Living Benefit, the application of certain tax rules, including those rules relating to distributions from your contract, are not entirely clear. Such benefits are not intended to adversely affect the tax treatment of distributions or of the contract. However, you should be aware that little guidance is available. You should consult a tax adviser before electing an optional Living Benefit.
Contracts Owned by a Trust or Corporation
A Trust or Corporation or other Owner that is not a natural person (“Non-Natural Owner”) that is considering purchasing this contract should consult a tax adviser.
Generally, the IRC does not confer tax-deferred status upon a Non-Qualified contract owned by a Non-Natural Owner for federal income tax purposes. Instead in such cases, the Non-Natural Owner pays tax each year on the contract’s value in excess of the Owner’s cost basis, and the contract’s cost basis is then increased by a like amount. However, this treatment is not applied to a contract held by a trust or other entity as an agent for a natural person nor to contracts held by Qualified Plans. Please see the Statement of Additional Information for a more detailed discussion of the potential adverse tax consequences associated with non-natural ownership of a Non-Qualified annuity contract.
Withholding
Taxable amounts distributed from annuity contracts are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution and, in certain cases, the amount of your distribution. An election out of withholding must be made in accordance with the IRS guidance as directed on forms that we provide. If you are a U.S. person (which includes a resident alien), and your address of record is a non-U.S. address, we are required to withhold income tax unless payments are directed to your U.S. residential address.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. You should consult your tax adviser as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Any income tax withheld is a credit against your income tax liability. Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
20% Withholding on Eligible Rollover Distributions
For certain qualified employer sponsored plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an “eligible rollover distribution” for Federal income taxes. The amount we withhold is determined by the Code.
You may avoid withholding if you directly transfer a withdrawal from this Contract to another qualified plan or IRA. Similarly, you may be able to avoid withholding on a transfer into the Contract from an existing qualified plan you may have with another provider by arranging to have the transfer made directly to us.
Foreign Account Tax Compliance Act (“FATCA”)
A Contract Owner who is not a “United States person” which is defined to mean:
•
a citizen or resident of the United States
•
a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•
any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, any Form W-8 (including the Form W-8 BEN-E and Form W-8IMY), is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable withholding certification to the contrary. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form.
Gifts, Pledges and/or Assignments of a Contract
Non-Qualified Contracts
If you transfer ownership of your Non-Qualified contract to a person other than your spouse (or former spouse incident to divorce) as a gift you will pay federal income tax on the contract’s cash value to the extent it exceeds your cost basis. The recipient’s cost basis will be increased by the amount on which you will pay federal taxes. In addition, the IRC treats any assignment or pledge (or agreement to assign or pledge) of any portion of a Non-Qualified contract as a withdrawal. Please see the Statement of Additional Information for a more detailed discussion regarding potential tax consequences of gifting, assigning, or pledging a Non-Qualified contract.
Qualified Contracts
The IRC prohibits Qualified annuity contracts including IRAs from being transferred, assigned or pledged as security for a loan.
This prohibition, however, generally does not apply to loans under an employer-sponsored plan (including loans from the annuity contract) that satisfy certain requirements, provided that:
•
the plan is not an unfunded deferred compensation plan; and
•
the plan funding vehicle is not an IRA.
You should consult a tax advisor as to the availability of this exception.

Diversification and Investor Control
Diversification
For a contract to be treated as a variable annuity for Federal income tax purposes, the underlying investments under the variable annuity must be “adequately diversified”. Treasury Regulations provide standards that must be met to comply with the rules. If the variable annuity fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the Contract Value over the contract Purchase Payments. We expect that the manager of the Underlying Funds monitors the Funds so as to comply with these Treasury Regulations.
Investor Control
These investor control limitations generally do not apply to Qualified contracts, which are referred to as “Pension Plan Contracts” for purposes of this rule, although the limitations could be applied to Qualified contracts in the future.
Under certain circumstances, you, and not the Company, could be treated as the owner of the Underlying Funds under your Non-Qualified contract, based on the degree of control you exercise over the underlying investments. If this occurs, you may be currently taxed on income and gains attributable to the assets under the contract.
There is little guidance in this area, and the determination of whether you possess sufficient incidents of ownership over Variable Portfolio assets to be deemed the owner of the Underlying Funds depends on all of the relevant facts and circumstances. However, IRS Revenue Ruling 2003-91 provides that an annuity owner’s ability to choose among general investment strategies either at the time of the initial purchase or thereafter, does not constitute control sufficient to cause the contract holder to be treated as the owner of the Variable Portfolios. The Revenue Ruling provides that if, based on all the facts and circumstances, you do not have direct or indirect control over the Separate Account or any Variable Portfolio asset, then you do not possess sufficient incidents of ownership over the assets supporting the annuity to be deemed the owner of the assets for federal income tax purposes. We do not know what limits may be set by the IRS in any future guidance that it may issue and whether such limits will apply to existing contracts.
While we believe the contract does not give you investment control over the Underlying Funds, we reserve the right to modify the contract as necessary in an attempt to prevent you from being considered as the owner of the assets of the contract for purposes of the Code.
Our Taxes
The Company is taxed as a life insurance company under the Code. We are entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account, which may include the foreign tax credit and the corporate dividends received deduction. These potential benefits are not passed back to you, since we are the owner of the assets from which tax benefits may be derived.

Other Information

The Distributor
Corebridge Capital Services, Inc., 30 Hudson Street, 16th Floor, Jersey City, NJ 07302, distributes the contracts. Corebridge Capital Services, Inc., an indirect, wholly-owned subsidiary of AGL, is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (“FINRA”). No underwriting fees are retained by Corebridge Capital Services, Inc. in connection with the distribution of the contracts.
The Company
American General Life Insurance Company
American General Life Insurance Company (“AGL”) is a stock life insurance company organized under the laws of the state of Texas. Its home office is 2727-A Allen Parkway, Houston, Texas 77019-2191.
Contracts are issued by AGL in all states, except New York.
AGL is obligated to pay all amounts promised to investors under a contract issued by AGL.
Operation of the Company
The operations of the Company are influenced by many factors, including general economic conditions, monetary and fiscal policies of the federal government, and policies of state and other regulatory authorities. The level of sales of the Company’s financial and insurance products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets, terms and conditions of competing financial and insurance products and the relative value of such brands.
The Company is exposed to market risk, interest rate risk, contract Owner behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to guaranteed death and Living Benefits on the Company’s financial and insurance products, as well as reduced fee income in the case of assets held in separate accounts, where applicable. These guaranteed benefits are sensitive to equity market and other conditions. The Company primarily uses capital market hedging strategies to help cover the risk of paying guaranteed Living Benefits in excess of account values as a result of significant downturns in equity markets or as a result of other factors. The Company has treaties to reinsure a portion of the guaranteed minimum income benefits and guaranteed death benefits for equity and mortality risk on some of its older contracts. Such risk mitigation may or may not reduce the volatility of net income and capital and surplus resulting from equity market volatility.
The Company is regulated for the benefit of contract Owners by the insurance regulator in its state of domicile; and also by all state insurance departments where it is licensed to conduct business. The Company is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to contract Owners. Insurance regulations also require the Company to maintain additional surplus to protect against a financial impairment the amount of which is based on the risks inherent in the Company’s operations.
The Separate Account
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.
Purchase Payments you make that are allocated to the Variable Portfolios are invested in the Separate Account. The Company owns the assets in the Separate Account and invests them on your behalf, according to your instructions. Purchase Payments invested in the Separate Account are not guaranteed and will fluctuate with the value of the Variable Portfolios you select. Therefore, you assume all of the investment risk for contract value allocated to the Variable Portfolios. These assets are kept separate from our General Account and may not be charged with liabilities arising from any other business we may conduct. Additionally, income gains and losses (realized and unrealized) resulting from assets in the Separate Account are credited to or charged against the Separate Account without regard to other income gains or losses of the Company.
You benefit from dividends received by the Separate Account through an increase in your unit value. The Company expects to benefit from these dividends through tax credits and corporate dividends received deductions; however, these corporate deductions are not passed back to the Separate Account or to contract Owners.
The General Account
Obligations that are paid out of the Company’s general account (“General Account”) include any amounts you have allocated to available Fixed Accounts and the Secure Value Account, including any interest credited thereon, and amounts owed under your contract for death and/or Living Benefits which are in excess of portions of contract value allocated to the Variable Portfolios. The obligations and guarantees under the contract are the sole responsibility of the Company. Therefore, payments of these obligations are subject to our financial strength and claims paying ability, and our long term ability to make such payments.
The General Account assets are invested in accordance with applicable state regulation. These assets are exposed to the typical risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risk. The Company manages its exposure to these risks by, among other things, closely monitoring and matching the duration and cash flows of its assets and liabilities, monitoring or limiting prepayment and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities and engaging in a disciplined process of underwriting, reviewing and monitoring credit risk. With respect to the Living Benefits available in your contract, we also manage interest rate and certain market risk through a hedging strategy in the portfolio and we may require that those who elect a Living Benefit allocate their Purchase Payments in accordance with specified investment parameters.
Financial Statements
The financial statements described below are important for you to consider. Information about how to obtain these financial statements is also provided below.
The Company and the Separate Account
The financial statements of the Company and the Separate Account are required to be provided because you must look to those entities directly to satisfy our obligations to you under the Contract.
Instructions to Obtain Financial Statements
The financial statements of the Company and Separate Account are included in the Statement of Additional Information and available on the Company’s website at www.corebridgefinancial.com/ProductProspectuses and on SEC’s website at www.sec.gov. You may also request a free copy of the Statement of Additional Information by following the instructions on the back page or by contacting our Annuity Service Center at:
Mailing Address:
Annuity Service Center
P.O. Box 15570, Amarillo, Texas 79105-5570
Telephone Number: (800) 445-7862
We encourage both existing and prospective contract Owners to read and understand the financial statements.
Administration
We are responsible for the administrative servicing of your contract. Please contact our Annuity Service Center at (800) 445-7862, if you have any comments, questions or service requests.
We send out transaction confirmations and quarterly statements. During the Accumulation Phase, you will receive confirmation of transactions for your contract. Transactions made pursuant to contractual or systematic agreements, such as dollar cost averaging, if available, may be confirmed quarterly. Purchase Payments received through the automatic payment plan may also be confirmed quarterly.

For all other transactions, we send confirmations. It is your responsibility to review these documents carefully and notify our Annuity Service Center of any inaccuracies immediately. We investigate all inquiries. Depending on the facts and circumstances, we may retroactively adjust your contract, provided you notify us of your concern within 30 days of receiving the transaction confirmation or quarterly statement. Any other adjustments we deem warranted are made as of the time we receive notice of the error.
Legal Proceedings
There are no pending legal proceedings affecting the Separate Account. Various federal, state or other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, subpoenas, investigations, market conduct exams or other regulatory inquiries. Based on the current status of pending regulatory examinations, investigations and inquiries involving the Company, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Various lawsuits against the Company have arisen in the ordinary course of business. As of the date of this prospectus, the Company believes that none of these matters will have a material adverse effect on the ability of the principal underwriter to perform its contract with the Registrant or of the depositor to meet its obligations under the variable annuity contracts.
Registration Statements
Registration statements under the Securities Act of 1933, as amended, related to the contracts offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, the Company and its General Account, the Variable Portfolios and the contract, please refer to the registration statements and exhibits.

Appendix A – Underlying Funds Available Under the Contract

The following is a list of Underlying Funds available under the contract. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and can be found online at www.corebridgefinancial.com/ProductProspectuses. You can also request this information at no cost by calling (855) 421-2692. Depending on the optional benefits you choose, you may not be able to invest in certain Underlying Funds. See “Investment Requirements For Optional Living Benefit” in this appendix.
The current expenses and performance information below reflect fees and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation	American Funds Asset Allocation Fund – Class 2[1] Capital Research and Management Company	0.55%	14.27%	9.20%	7.25%
	American Funds Asset Allocation Fund – Class 4 Capital Research and Management Company	0.80%	14.02%	8.93%	6.98%
	American Funds Capital Income Builder – Class 4 Capital Research and Management Company	0.78%*	8.76%	7.18%	0.00%
	Franklin Allocation VIP Fund – Class 2 Franklin Advisers, Inc.	0.82%*	14.61%	7.57%	4.75%
	Franklin Income VIP Fund – Class 2 Franklin Advisers, Inc.	0.71%*	8.62%	6.98%	5.01%
	Invesco V.I. Equity and Income Fund – Series II Invesco Advisers, Inc.	0.82%	10.24%	9.64%	6.78%
	MFS Growth Allocation Portfolio – Service Class Massachusetts Financial Services Company	1.05%	15.03%	9.64%	7.26%
	SA Allocation Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC	1.01%*	11.41%	5.56%	4.29%
	SA Allocation Growth Portfolio – Class 3 SunAmerica Asset Management, LLC	1.05%*	17.19%	9.91%	6.72%
	SA Allocation Moderate Growth Portfolio – Class 3 SunAmerica Asset Management, LLC	1.03%*	15.04%	8.31%	5.83%
	SA Allocation Moderate Portfolio – Class 3 SunAmerica Asset Management, LLC	1.02%*	13.70%	7.24%	5.26%
	SA BlackRock Multi-Factor 70/30 Portfolio – Class 3 SunAmerica Asset Management, LLC BlackRock Investment Management, LLC	0.75%*	13.09%	N/A	N/A
	SA Franklin Tactical Opportunities Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	1.07%*	15.57%	7.91%	N/A
	SA Global Index Allocation 60/40 Portfolio – Class 3 SunAmerica Asset Management, LLC	0.80%*	13.55%	6.97%	N/A
	SA Global Index Allocation 75/25 Portfolio – Class 3 SunAmerica Asset Management, LLC	0.81%*	15.62%	8.21%	N/A
	SA Global Index Allocation 90/10 Portfolio – Class 3 SunAmerica Asset Management, LLC	0.77%	17.85%	9.46%	N/A
	SA Goldman Sachs Multi-Asset Insights Portfolio – Class 3 SunAmerica Asset Management, LLC Goldman Sachs Asset Management, L.P.	1.13%*	16.59%	8.13%	N/A
	SA Index Allocation 60/40 Portfolio – Class 3 SunAmerica Asset Management, LLC	0.72%	15.05%	8.47%	N/A
	SA Index Allocation 80/20 Portfolio – Class 3 SunAmerica Asset Management, LLC	0.71%	18.37%	10.66%	N/A

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Asset Allocation (continued)	SA Index Allocation 90/10 Portfolio – Class 3 SunAmerica Asset Management, LLC	0.71%	20.10%	11.60%	N/A
	SA JPMorgan Diversified Balanced Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.98%	15.11%	7.83%	6.16%
	SA MFS Total Return Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.97%	10.05%	8.16%	6.17%
	SA Putnam Asset Allocation Diversified Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Putnam Investment Management, LLC	1.15%*	20.62%	9.93%	7.37%
	SA T. Rowe Price Asset Allocation Growth Portfolio – Class 3 SunAmerica Asset Management, LLC T. Rowe Price Associates, Inc.	1.00%	19.11%	10.42%	N/A
	SA Wellington Strategic Multi-Asset Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	1.06%*	14.84%	7.43%	N/A
Bond	American Funds Capital World Bond Fund – Class 4 Capital Research and Management Company	0.98%	5.89%	-0.56%	0.12%
	American Funds The Bond Fund of America – Class 4 Capital Research and Management Company	0.73%*	4.72%	1.62%	1.83%
	Franklin Strategic Income VIP Fund – Class 2 Franklin Advisers, Inc.	1.09%*	8.18%	1.96%	1.77%
	Lord Abbett Bond Debenture Portfolio – Class VC Lord, Abbett & Co. LLC	0.90%	6.55%	3.14%	3.49%
	Lord Abbett Total Return Portfolio – Class VC Lord, Abbett & Co. LLC	0.71%	6.34%	1.21%	1.83%
	PIMCO Emerging Markets Bond Portfolio – Advisor Class Pacific Investment Management Company, LLC	1.37%	11.00%	2.14%	2.68%
	PIMCO Total Return Portfolio – Advisor Class Pacific Investment Management Company, LLC	0.85%	5.83%	0.98%	1.61%
	SA American Century Inflation Protection Portfolio – Class 3 SunAmerica Asset Management, LLC American Century Investment Management, Inc.	0.91%	3.28%	1.51%	1.32%
	SA Federated Hermes Corporate Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Federated Investment Management Company	0.80%	7.75%	2.87%	2.97%
	SA Fixed Income Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.59%*	5.48%	1.13%	N/A
	SA Fixed Income Intermediate Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.59%*	4.80%	1.34%	N/A
	SA JPMorgan MFS Core Bond Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc. and Massachusetts Financial Services Company	0.79%*	6.46%	1.45%	1.74%
	SA JPMorgan Ultra-Short Bond Portfolio[2] – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.[2]	0.76%	4.39%	0.75%	0.41%
	SA PIMCO Global Bond Opportunities Portfolio[3] – Class 3 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC[3]	1.13%*	4.05%	-1.55%	-0.69%
	SA PineBridge High-Yield Bond Portfolio – Class 3 SunAmerica Asset Management, LLC PineBridge Investments, LLC	0.97%	15.73%	6.36%	4.93%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Bond (continued)	SA Wellington Government and Quality Bond Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.83%	4.78%	0.26%	1.01%
	Templeton Global Bond VIP Fund – Class 2 Franklin Advisers, Inc.	0.75%*	2.88%	-2.13%	-0.66%
Cash	Goldman Sachs VIT Government Money Market Fund – Service Shares Goldman Sachs Asset Management, L.P.	0.43%*	4.79%	1.64%	1.02%
Stock	American Funds Global Growth Fund – Class 2[1] Capital Research and Management Company	0.66%*	22.60%	13.65%	9.58%
	American Funds Global Growth Fund – Class 4 Capital Research and Management Company	0.91%*	22.29%	13.36%	9.30%
	American Funds Global Small Capitalization Fund – Class 4 Capital Research and Management Company	1.16%*	15.79%	8.03%	5.51%
	American Funds Growth Fund – Class 2[1] Capital Research and Management Company	0.59%	38.48%	18.67%	14.35%
	American Funds Growth Fund – Class 4 Capital Research and Management Company	0.84%	38.14%	18.38%	14.07%
	American Funds Growth-Income Fund – Class 2[1] Capital Research and Management Company	0.53%	26.14%	13.36%	10.91%
	American Funds Growth-Income Fund – Class 4 Capital Research and Management Company	0.78%	25.82%	13.08%	10.63%
	American Funds International Fund – Class 4 Capital Research and Management Company	1.03%	15.56%	4.58%	3.15%
	Franklin Mutual Global Discovery VIP Fund – Class 2 Franklin Advisers, Inc.	1.15%	20.31%	10.16%	5.98%
	Franklin Rising Dividends VIP Fund – Class 2 Franklin Advisers, Inc.	0.90%*	12.08%	13.75%	10.23%
	Invesco V.I. American Franchise Fund – Series II Invesco Advisers, Inc.	1.11%	40.60%	15.88%	11.42%
	Invesco V.I. American Value Fund – Series II Invesco Advisers, Inc.	1.14%	15.29%	12.45%	6.98%
	Invesco V.I. Comstock Fund – Series II Invesco Advisers, Inc.	1.00%	12.09%	13.20%	8.65%
	Invesco V.I. Growth and Income Fund – Series II Invesco Advisers, Inc.	1.00%	12.40%	11.49%	7.98%
	Lord Abbett Developing Growth Portfolio[4] – Class VC Lord, Abbett & Co. LLC	1.04%*	8.17%	8.90%	6.82%
	Lord Abbett Growth and Income Portfolio – Class VC Lord, Abbett & Co. LLC	0.93%	13.19%	10.72%	7.81%
	Lord Abbett Mid Cap Stock Portfolio – Class VC Lord, Abbett & Co. LLC	1.15%	15.42%	10.63%	6.51%
	SA AB Growth Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	0.88%	34.71%	17.54%	14.60%
	SA AB Small & Mid Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.17%*	16.61%	10.66%	7.28%
	SA Emerging Markets Equity Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.86%*	8.75%	2.88%	N/A
	SA Fidelity Institutional AM® International Growth Portfolio – Class 3 SunAmerica Asset Management, LLC FIAM LLC	1.12%	27.09%	N/A	N/A

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Stock (continued)	SA Fidelity Institutional AM® Real Estate Portfolio – Class 3 SunAmerica Asset Management, LLC FIAM LLC	1.09%	13.86%	7.43%	7.17%
	SA Franklin BW U.S. Large Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC Brandywine Global Investment Management, LLC	0.95%*	7.17%	11.02%	8.56%
	SA Franklin Small Company Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Mutual Advisers, LLC	1.25%*	12.69%	10.75%	6.68%
	SA Franklin Systematic U.S. Large Cap Core Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.85%	21.20%	N/A	N/A
	SA Franklin Systematic U.S. Large Cap Value Portfolio – Class 3 SunAmerica Asset Management, LLC Franklin Advisers, Inc.	0.90%	8.05%	10.45%	9.87%
	SA International Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.74%	17.15%	7.43%	N/A
	SA Invesco Growth Opportunities Portfolio – Class 3 SunAmerica Asset Management, LLC Invesco Advisers, Inc.	1.07%	12.42%	9.17%	6.90%
	SA Janus Focused Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Janus Capital Management, LLC	1.05%*	38.98%	16.38%	11.81%
	SA JPMorgan Emerging Markets Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.43%*	10.14%	2.99%	1.60%
	SA JPMorgan Equity-Income Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	0.83%	4.40%	10.87%	9.20%
	SA JPMorgan Global Equities Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.08%	23.46%	10.81%	7.09%
	SA JPMorgan Large Cap Core Portfolio[5] – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.[5]	0.99%*	27.13%	13.94%	10.00%
	SA JPMorgan Mid-Cap Growth Portfolio – Class 3 SunAmerica Asset Management, LLC J.P. Morgan Investment Management Inc.	1.04%*	23.04%	15.35%	11.06%
	SA Large Cap Growth Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.60%*	29.05%	15.44%	N/A
	SA Large Cap Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.52%*	25.61%	15.04%	N/A
	SA Large Cap Value Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.60%*	21.48%	13.51%	N/A
	SA MFS Blue Chip Growth Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.95%	40.85%	16.86%	12.41%
	SA MFS Massachusetts Investors Trust Portfolio – Class 3 SunAmerica Asset Management, LLC Massachusetts Financial Services Company	0.93%*	18.74%	13.48%	10.11%
	SA Mid Cap Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.63%	15.72%	11.83%	N/A
	SA Morgan Stanley International Equities Portfolio – Class 3 SunAmerica Asset Management, LLC Morgan Stanley Investment Management Inc.	1.11%*	16.36%	6.81%	2.89%

Type	Underlying Fund – Share Class Advisor Subadvisor (if applicable)	Current Expenses	Average Annual Total Returns (as of 12/31/2023)
			1 Year	5 Year	10 Year
Stock (continued)	SA PIMCO RAE International Value Portfolio – Class 3 SunAmerica Asset Management, LLC Pacific Investment Management Company, LLC	1.07%*	17.32%	4.71%	1.36%
	SA Putnam International Growth and Income Portfolio – Class 3 SunAmerica Asset Management, LLC Putnam Investment Management, LLC	1.26%	19.18%	9.57%	3.76%
	SA Small Cap Index Portfolio – Class 3 SunAmerica Asset Management, LLC	0.66%*	15.96%	9.11%	N/A
	SA Wellington Capital Appreciation Portfolio – Class 3 SunAmerica Asset Management, LLC Wellington Management Company LLP	0.99%	39.29%	14.89%	12.78%
Volatility Control	SA T. Rowe Price VCP Balanced Portfolio[6] – Class 3 SunAmerica Asset Management, LLC T. Rowe Price Associates, Inc.	1.07%	16.29%	7.09%	N/A
	SA VCP Dynamic Allocation Portfolio[6] – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.03%	13.49%	6.95%	4.93%
	SA VCP Dynamic Strategy Portfolio[6] – Class 3 SunAmerica Asset Management, LLC AllianceBernstein L.P.	1.05%	12.08%	6.77%	4.69%

* This Underlying Fund is subject to an expense reimbursement or fee waiver arrangement resulting in a temporary expense reduction. See the Underlying Fund prospectus for additional information.
1
For contracts issued prior to June 29, 2015, Class 2 Shares of American Funds Insurance Series are available instead of Class 4 Shares.
2
On April 29, 2024, SA DFA Ultra Short Bond Portfolio was renamed SA JPMorgan Ultra-Short Bond Portfolio, and J.P. Morgan Investment Management Inc. became its subadvisor.
3
On April 29, 2024, SA Goldman Sachs Global Bond Portfolio was renamed SA PIMCO Global Bond Opportunities Portfolio, and Pacific Investment Management Company, LLC became its subadvisor.
4
Not available for investment if your contract was issued on or after May 3, 2021.
5
On July 5, 2023, SA Invesco Main Street Large Cap Portfolio was renamed SA JPMorgan Large Cap Core Portfolio and J.P . Morgan Investment Management Inc. became its subadvisor.
6
Not available for investment if your contract was issued on or after September 10, 2018.

INVESTMENT REQUIREMENTS FOR OPTIONAL LIVING BENEFIT
If you elect an optional Living Benefit, your contract is subject to investment requirements, as reflected below. If you elect the optional Living Benefit, you may not be able to invest in certain investment options. If you do not elect the optional living benefit, or if the only optional benefit you elect is a death benefit, your contract is not subject to investment requirements.
FOR OPTIONAL BENEFIT AVAILABLE FOR ELECTION
This section contains the current investment requirements for the optional Living Benefit that we are offering to investors, including:
•
Polaris Income Daily Edge
Polaris Income Daily Edge
If you elect Polaris Income Daily Edge, you must allocate your assets in accordance with the following:
20% Secure Value Account
80% in one or more of the following Variable
Portfolios or DCA Fixed Accounts:
American Funds Asset Allocation
Goldman Sachs VIT Government Money Market
Fund
MFS Growth Allocation
PIMCO Total Return
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Century Inflation Protection
SA BlackRock Multi-Factor 70/30
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Franklin Tactical Opportunities
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA MFS Total Return
SA PIMCO Global Bond Opportunities
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Government and Quality Bond
SA Wellington Strategic Multi-Asset
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
*You may use a DCA Fixed Account to invest your
target allocations in accordance with the investment
requirements.

OPTIONAL BENEFITS NO LONGER AVAILABLE FOR ELECTION
This section contains the investment requirements for the following optional Living Benefits that we are no longer offering to investors:
•
Polaris Income Builder Daily Flex
•
Polaris Income Builder Daily
•
Polaris Income Builder
•
SunAmerica Income Plus
Polaris Income Builder Daily Flex
If your contract was purchased between May 24, 2021 and February 27, 2022, and you elected Polaris Income Builder Daily Flex, you must allocate your assets in accordance with the following:
20% Secure Value Account
80% in one or more of the following Variable
Portfolios:
American Funds Asset Allocation
Goldman Sachs VIT Government Money Market
Fund
MFS Growth Allocation
PIMCO Total Return
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Century Inflation Protection
SA BlackRock Multi-Factor 70/30
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Franklin Tactical Opportunities
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA MFS Total Return
SA PIMCO Global Bond Opportunities
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Government and Quality Bond
SA Wellington Strategic Multi-Asset
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
*You may use a DCA Fixed Account to invest your
target allocations in accordance with the investment
requirements.

If your contract was purchased between September 9, 2019 and May 23, 2021, and you elected Polaris Income Builder Daily Flex, you must allocate your assets in accordance with the following:
10% Secure Value Account
90% in one or more of the following Variable
Portfolios:
American Funds Asset Allocation
Goldman Sachs VIT Government Money Market
Fund
MFS Growth Allocation
PIMCO Total Return
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Century Inflation Protection
SA BlackRock Multi-Factor 70/30
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Franklin Tactical Opportunities
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA MFS Total Return
SA PIMCO Global Bond Opportunities
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Government and Quality Bond
SA Wellington Strategic Multi-Asset
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
*You may use a DCA Fixed Account to invest your
target allocations in accordance with the investment
requirements.

Polaris Income Builder Daily
If your contract was purchased between September 10, 2018 and September 8, 2019 and you elected Polaris Income Builder Daily, you must allocate your assets in accordance with the following:
10% Secure Value Account
90% in one or more of the following Variable
Portfolios:
American Funds Asset Allocation
Goldman Sachs VIT Government Money Market
Fund
MFS Growth Allocation
PIMCO Total Return
SA Allocation Balanced
SA Allocation Growth
SA Allocation Moderate
SA Allocation Moderate Growth
SA American Century Inflation Protection
SA BlackRock Multi-Factor 70/30
SA Federated Hermes Corporate Bond
SA Fixed Income Index
SA Fixed Income Intermediate Index
SA Franklin Tactical Opportunities
SA Global Index Allocation 60/40
SA Global Index Allocation 75/25
SA Global Index Allocation 90/10
SA Goldman Sachs Multi-Asset Insights
SA Index Allocation 60/40
SA Index Allocation 80/20
SA Index Allocation 90/10
SA JPMorgan Diversified Balanced
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA MFS Total Return
SA PIMCO Global Bond Opportunities
SA Putnam Asset Allocation Diversified Growth
SA T. Rowe Price Asset Allocation Growth
SA Wellington Government and Quality Bond
SA Wellington Strategic Multi-Asset

Polaris Income Builder
If your contract was purchased between March 10, 2014 and September 9, 2018 and you elected the optional Polaris Income Builder Living Benefit, you must allocate your assets in accordance with the following:
1	10% Secure Value Account	90% SA VCP Dynamic Allocation
2	10% Secure Value Account
90% in one or more of the following Variable
Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money
Market Fund
SA American Century Inflation Protection
SA Federated Hermes Corporate Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA VCP Dynamic Strategy*
SA Wellington Government and Quality Bond
*You may invest up to a maximum of 50% in each
of these Variable Portfolios.

If your contract was purchased between May 1, 2013 and March 9, 2014 and you elected the optional Polaris Income Builder Living Benefit, you must allocate your assets in accordance with the following:
1	Option 1 10% Secure Value Account
45% SA VCP Dynamic Allocation and
45% in one of three following allocations*:

- Allocation A
- Allocation B
- Allocation C
*Please see the allocations for the formerly available
Polaris Portfolio Allocator Models at the end of this
Appendix.

2	Option 2 10% Secure Value Account
90% in one or more of the following Variable
Portfolios, except as otherwise noted:

Goldman Sachs VIT Government Money
Market Fund
SA American Century Inflation Protection
SA Federated Hermes Corporate Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA Wellington Government and Quality Bond
*You may invest up to a maximum of 50% in each
of these Variable Portfolios.

SunAmerica Income Plus
If your contract was issued between April 30, 2012 and April 30, 2013 and you elected the optional SunAmerica Income Plus Living Benefit, you must allocate your assets in accordance with the following:
After investing 10% in the Secure Value Account, you must comply with the investment requirements by investing the remaining 90% of your Purchase Payments in accordance with one of the two options below either directly or by using an available DCA Fixed Account. If you choose a DCA Fixed Account, you must comply with the investment requirements by investing your target allocations in accordance one of the two options below.
Option	Investment Options
Option 1
Invest 45% in the SA VCP Dynamic Allocation
Portfolio and 45% in the following Sample Portfolio:
- Balanced Toward Growth[1]
or
Invest 45% in the SA VCP Dynamic Allocation
Portfolio and 45% in one of the three following
Allocations*:
- Allocation A
- Allocation B
- Allocation C
*Please see the allocations for the formerly available Polaris
Portfolio Allocator Models at the end of this Appendix.

Option 2
Invest 90% in one or more of the following Variable
Portfolios, except as otherwise noted:
Goldman Sachs VIT Government Money Market Fund
SA American Century Inflation Protection
SA Federated Hermes Corporate Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond Opportunities
SA T. Rowe Price VCP Balanced*
SA VCP Dynamic Allocation
SA Wellington Government and Quality Bond
*You may invest up to a maximum of 50% in each of these
Variable Portfolios.

1 If your contract was issued between April 30, 2012 and June 24, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers. If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the investment requirements and options applicable to the Living Benefit are as follows:
Flexible Allocation — Check-the-Box Options 1-3
After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested in accordance with Option 1, 2 or 3:
Option 1
Invest in one of three available Allocations*:
Allocation A, Allocation B or Allocation C
or
Invest in one of three available Sample Portfolios:
Balanced Growth & Income[1]
Balanced Toward Growth
Growth Focus
*Please see the allocations for the formerly available Polaris
Portfolio Allocator Models at the end of this Appendix.

Option 2
Invest in one or more of the following Variable
Portfolios, except as otherwise noted:
American Funds Asset Allocation
Franklin Income VIP Fund
Goldman Sachs VIT Government Money Market Fund
SA JPMorgan Diversified Balanced
SA MFS Total Return
SA VCP Dynamic Allocation

Option 3	Invest in the SA JPMorgan Ultra-Short Bond Portfolio
1 The Balanced Growth & Income Sample Portfolio is no longer available as an investment option for Purchase Payments or transfers. If you are currently invested in the Balanced Growth & Income Sample Portfolio, your investment will not be changed by us.
Flexible Allocation — Build-Your-Own Option 4
After investing 10% in the Secure Value Account, the remaining 90% of Purchase Payments can be invested among the Variable Portfolios and available Fixed Accounts, as follows:
Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
A. Bond, Cash and Fixed Accounts	Minimum 20% Maximum 90%
Goldman Sachs VIT Government
Money Market Fund
SA American Century Inflation
Protection
SA Federated Hermes Corporate
Bond
SA JPMorgan MFS Core Bond
SA JPMorgan Ultra-Short Bond
SA PIMCO Global Bond
Opportunities
SA Wellington Government and
Quality Bond
DCA Fixed Accounts*
6-Month DCA
1-Year DCA
2-Year DCA
Fixed Accounts
1-Year Fixed (if available)

Investment Group	Investment Requirement	Variable Portfolios and/or Fixed Accounts
B. Equity	Minimum 0% Maximum 70%
American Funds Asset
Allocation
American Funds Capital World
Bond
American Funds Growth
American Funds Growth-Income
Franklin Allocation VIP Fund
Franklin Income VIP Fund
Invesco V.I. American Franchise
Fund
Invesco V.I. Comstock Fund
Invesco V.I. Growth and Income
Fund
Lord Abbett Growth and Income
Lord Abbett Mid Cap Stock
SA AB Growth
SA AB Small & Mid Cap Value
SA Franklin BW U.S. Large
Cap Value
SA Franklin Systematic
U.S. Large Cap Value
SA Janus Focused Growth
SA JPMorgan Diversified
Balanced
SA JPMorgan Equity-Income
SA JPMorgan Global Equities
SA JPMorgan Large Cap Core
SA JPMorgan Mid-Cap Growth
SA MFS Blue Chip Growth
SA MFS Massachusetts
Investors Trust
SA MFS Total Return
SA Morgan Stanley
International Equities
SA PIMCO RAE International
Value
SA PineBridge High-Yield Bond
SA Putnam International
Growth and Income
SA VCP Dynamic Allocation
SA Wellington Capital
Appreciation

C. Limited Equity	Minimum 0% Maximum 10%	SA Fidelity Institutional AM® Real Estate SA Franklin Small Company Value SA Invesco Growth Opportunities SA JPMorgan Emerging Markets
*
You may use a DCA Fixed Account to invest your target allocations in accordance with the investment requirements.
Polaris Portfolio Allocator Program for Contracts Issued Prior to February 6, 2017
Effective on February 6, 2017, the Polaris Portfolio Allocator Program is no longer offered and we will no longer update the Polaris Portfolio Allocator Models on an annual basis.
If you are currently invested in a Polaris Portfolio Allocator Model, you will remain invested in the same Variable Portfolios and in the same amounts and weights as before the Polaris Portfolio Allocator Program was terminated; however, the investment will no longer be considered to be a Polaris Portfolio Allocator Model and you may no longer trade into a Polaris Portfolio Allocator Model. Any active asset rebalancing or dollar cost averaging programs will continue according to your current allocations on file.
Additionally, if you elected a Living Benefit which allowed Polaris Portfolio Allocator Models or Sample Portfolio as part of the investment requirements, you may trade out of your allocation at any time into any investment that meets your Living Benefit’s investment requirements, including the asset allocation of the Variable Portfolios listed in the tables below (“Allocations”). After the termination effective date, only the asset allocation of the Variable Portfolios of your current model or the Allocations below will meet the investment requirements for Living Benefits which previously allowed Polaris Portfolio Allocator Models.
Allocations (effective February 6, 2017)
Variable Portfolios	Allocation A	Allocation B	Allocation C
American Funds Global Growth	2.0%	3.0%	4.0%
American Funds Growth-Income	0.0%	0.0%	1.0%
Invesco V.I. Comstock Fund	5.0%	5.0%	6.0%
Invesco V.I. Growth and Income Fund	6.0%	7.0%	8.0%
SA AB Growth	3.0%	4.0%	4.0%
SA AB Small & Mid Cap Value	1.0%	1.0%	1.0%
SA American Century Inflation Protection	5.0%	3.0%	2.0%
SA Federated Hermes Corporate Bond	10.0%	8.0%	7.0%
SA Fidelity Institutional AM® Real Estate	0.0%	0.0%	0.0%
SA Franklin BW U.S. Large Cap Value	4.0%	4.0%	4.0%
SA Franklin Small Company Value	0.0%	2.0%	2.0%
SA Franklin Systematic U.S. Large Cap Value	3.0%	3.0%	3.0%
SA Janus Focused Growth	0.0%	1.0%	1.0%
SA JPMorgan Emerging Markets	0.0%	1.0%	2.0%
SA JPMorgan Equity-Income	6.0%	7.0%	8.0%
SA JPMorgan Large Cap Core	3.0%	4.0%	4.0%
SA JPMorgan MFS Core Bond	17.0%	13.0%	10.0%
SA JPMorgan Ultra-Short Bond	2.0%	1.0%	0.0%
SA MFS Blue Chip Growth	2.0%	3.0%	4.0%
SA MFS Massachusetts Investors Trust	6.0%	6.0%	7.0%
SA Morgan Stanley International Equities	3.0%	3.0%	4.0%
SA PIMCO Global Bond Opportunities	4.0%	4.0%	2.0%
SA PIMCO RAE International Value	3.0%	3.0%	3.0%
SA PineBridge High-Yield Bond	4.0%	3.0%	2.0%
SA Wellington Capital Appreciation	3.0%	3.0%	4.0%
SA Wellington Government and Quality Bond	8.0%	8.0%	7.0%
Total	100%	100%	100%

Appendix B – State Contract Availability and/OR Variability

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Administration Charge	Contract Maintenance Fee is $30.	New Mexico
Administrative Charge	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Annuity Date	You may begin the Income Phase any time after your first contract anniversary.	Florida
Free Look	If you are age 65 or older on the contract issue date, the Free Look period is 30 days.	Arizona
Free Look
If you are age 60 or older on the contract issue date:
The Free Look period is 30 days; and
If you invest in the Money Market Portfolio, the Free Look amount is calculated as the Purchase
Payments paid; or
If you invest in Variable Portfolio(s), the Free Look amount is calculated as the greater of (1)
Purchase Payments or (2) the value of your contract plus any fees paid on the day we received your request in Good Order at the Annuity Service Center.
If you are younger than age 60 on the contract issue date, the Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good
Order at the Annuity Service Center.
California
Free Look	The Free Look period is 21 days and the amount is calculated as the value of your contract plus fees and charges on the day we receive your request in Good Order at the Annuity Service Center.	Florida
Free Look	The Free Look period is 20 days.	Idaho North Dakota Rhode Island Texas
Free Look	The Free Look amount is calculated as the value of your contract plus fees and charges on the day we received your request in Good Order at the Annuity Service Center.	Michigan Minnesota Missouri Texas
Free Look
The Free Look amount is calculated as the greater of (1) Purchase Payments including fees and charges or (2) the value of your contract on the day we receive your request in Good Order at the
Annuity Service Center.
Arkansas
Joint Ownership	Benefits and Features to be made available to Domestic Partners.	California District of Columbia Maine Nevada Oregon Washington Wisconsin
Joint Ownership	Benefits and Features to be made available to Civil Union Partners.	California Colorado Hawaii Illinois New Jersey Rhode Island
Minimum Contract Value	The minimum remaining contract value after a partial withdrawal must be $2,000.	Texas
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts purchased on or after May 1, 2014.	California
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts purchased on or after February 6, 2017.	Connecticut Massachusetts Pennsylvania
Nursing Home Waiver	The Nursing Home Waiver is not available for contracts purchased on or after May 1, 2017.	Missouri
Premium Based Charge	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Purchase Payment Age Limit
The Purchase Payment Age Limit is the later of three years after contract issue or attained age
63 but not after the Owner’s 86th birthday for contracts issued May 2, 2011 through August 2,
2015. The Purchase Payment Age Limit is not applicable to contracts issued on or after August 3,
2015.
Washington
B-1

PROSPECTUS PROVISION	AVAILABILITY OR VARIATION	ISSUE STATE
Polaris Income Builder Daily Flex	Charge will be deducted pro-rata from Variable Portfolios only.	Connecticut Hawaii Missouri Oregon Texas Vermont Virginia Washington
Polaris Income Builder Daily	Charge will be deducted pro-rata from Variable Portfolios only.	Hawaii Missouri Oregon Texas Washington
Polaris Income Builder	Charge will be deducted pro-rata from Variable Portfolios only. * For contracts issued on or after January 23, 2017	Missouri* Oregon Texas Washington
SunAmerica Income Plus	Charge will be deducted pro-rata from Variable Portfolios only.	Oregon Texas Washington
Transfer Privilege	Any transfer over the limit of 15 will incur a $10 transfer fee.	Pennsylvania Texas
B-2

Appendix C – Formula and examples of calculations of the
polaris Income Daily Edge Fee

The fee for Polaris Income Daily Edge is assessed against the Purchase Payments and deducted from the contract value at the end of each Benefit Quarter. The Purchase Payments are the sum of all Purchase Payments reduced proportionately for withdrawals.
Number of Covered Persons	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decreased or Increase Each Benefit Quarter*
Once Covered Person	2.50%	0.60%	±0.40%
Two Covered Persons	2.50%	0.60%	±0.40%
*
The fee rate can decrease or increase no more than 0.10% each quarter (0.40%/ 4).
Please see the Rate Sheet Supplement that must accompany this prospectus for the applicable current Initial Annual Fee Rate.
The Initial Annual Fee Rate is guaranteed for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee rate adjustment is based on the non-discretionary formula stated below which is tied to the change in the Volatility Index (“VIX”), an index of market volatility reported by the Chicago Board Options Exchange. The fee rate is based on the average of the daily VIX squared values (VIX multiplied by VIX on the same day) as of Market Close on each day during the Benefit Quarter for which the fee is being calculated (the “Quarterly Average (Daily VIX2)”). In general, as the Quarterly Average (Daily VIX2) decreases or increases, your fee rate will decrease or increase accordingly, subject to the maximums and minimums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
You may find the value of the VIX for any given day by going to the Chicago Board Options Exchange website, www.cboe.com.
Please see APPENDIX I - HISTORICAL RATES FOR POLARIS INCOME DAILY EDGE LIVING BENEFIT for applicable fee rates for contracts issued with Polaris Income Daily Edge prior to the date of prospectus.
Example:
Assumptions:
•
Polaris Income Daily Edge was elected
•
The initial annual fee rate is 1.60%
•
The Quarterly Averages (Daily VIX2) are as displayed from the table below:
Benefit Quarter Anniversary	Quarterly Average (Daily VIX2)	Calculated Annual Fee Rate*	Annual Fee Rate	Quarterly Fee Rate**
1st	525.71	N/A	1.60%	0.4000%
2nd	412.12	N/A	1.60%	0.4000%
3rd	770.25	N/A	1.60%	0.4000%
4th	573.97	N/A	1.60%	0.4000%
5th	204.42	1.41%	1.41%	0.3525%
*
The Calculated Annual Fee Rate equals the number resulting from the application of the formula stated above. This amount is compared to the minimum and maximum fee and the maximum quarterly fee increase to determine the annual fee rate each quarter.
**
The Quarterly Fee Rate is the Annual Fee Rate divided by 4.
The Annual Fee Rates and Quarterly Fee Rates are calculated as follows:
On the 5th Benefit Quarter Anniversary, the Quarterly Average (Daily VIX2) is 204.42. We calculate the Annual Fee Rate for the 5th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.60% + {0.05% x [204.42/33 – 10]}
1.60% + [0.05% x (-3.81)]
1.60% + (-0.19%) = 1.26% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
1.60% - 1.41% = 0.19% which is within 0.40% of the previous Annual Fee Rate (1.60%).
1.41% is higher than the Minimum Annual Fee Rate (0.60%) and is lower than Maximum Annual Fee Rate (2.50%)
Therefore, the Annual Fee Rate for the 5th Benefit Quarter is 1.41%
The Quarterly Fee Rate is 0.3525% (or 1.41% divided by 4).
C-1

After the 5th Benefit Quarter, the assumed Average Value of the (Daily VIX)2 are as displayed from the table below:
Benefit Quarter	Quarterly Average (Daily VIX2)	Calculated Annual Fee Rate	Annual Fee Rate	Quarterly Fee Rate
6th	351.93	1.63%	1.63%	0.4075%
7th	307.03	1.57%	1.57%	0.3925%
8th	602.30	2.01%	1.97%	0.4925%
9th	698.25	2.16%	2.16%	0.5400%
10th	323.74	1.59%	1.76%	0.4400%
11th	398.72	1.70%	1.70%	0.4250%
12th	261.37	1.50%	1.50%	0.3750%
13th	281.15	1.53%	1.53%	0.3825%
14th	151.32	1.33%	1.33%	0.3325%
15th	52.63	1.18%	1.18%	0.2950%
16th	207.38	1.41%	1.41%	0.3525%
The Annual Fee Rates and Quarterly Fee Rates are calculated as follows:
On the 8th Benefit Quarter Anniversary, the Quarterly Average (Daily VIX2) increases to 602.30. We calculate the Annual Fee Rate in the 8th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.60% + {0.05% x [602.30/33 – 10]}
1.60% + [0.05% x (8.25)]
1.60% + 0.41% = 2.01% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
2.01% - 1.57% = 0.44% which is more than 0.40% higher of the previous Annual Fee Rate of 1.57%.
The Annual Fee Rate is adjusted to be exactly 0.40% higher than the previous Annual Fee Rate, which is 1.97% (1.57% + 0.40%). This is within the Minimum and Maximum Annual Fee Rates.
Therefore, the Quarterly Fee Rate is 0.4925% (or 1.97% divided by 4).
On the 10th Benefit Quarter Anniversary, the Quarterly Average (Daily VIX2) decreases to 323.74. We calculate the Annual Fee Rate in the 10th Benefit Quarter as follows:
Step 1:
Calculation of the Annual Fee Rate
Initial Annual Fee Rate + {0.05% x [Quarterly Average (Daily VIX2)/33 – 10]}
1.60% + {0.05% x [323.74/33 – 10]}
1.60% + [0.05% x (-0.19)]
1.60% + (-0.01%) = 1.59% (Annual Fee Rate)
Step 2:
Determine whether the Annual Fee Rate calculated in Step 1 is within the Maximum or Minimum Annual Fee Rate and within the Maximum Quarterly Annualized Fee Rate Increase of Decrease
1.59% - 2.16% = -0.57% which is more than 0.40% Quarterly Annualized Fee Rate Decrease from the previous Annual Fee Rate of 2.16%.
The Annual Fee Rate is adjusted to be exactly 0.40% lower than the previous Annual Fee Rate, which is 1.76% (2.16% - 0.40%).
Therefore, the Quarterly Fee Rate is 0.4400% (or 1.76% divided by 4).
After the 10th Benefit Quarter, the Annual Fee Rate will continue to increase or decrease depending on the movement of the Quarterly Average (Daily VIX2). If your contract value falls to zero before the feature has been terminated, the fee will no longer be deducted.
C-2

Appendix D – Polaris Income Daily Edge Optional Living Benefit Examples

The following examples demonstrate how gains from market exposure, additional purchase payments, and withdrawals taken from the contract affect the values and benefits of the currently offered Living Benefit feature Polaris Income Daily Edge. The examples are based on a hypothetical contract with one Covered Person over an extended period of time, and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Benefit Effective Date = contract issue date
•
Initial Purchase Payment = $100,000
•
Covered Person = Owner age 65 on the Benefit Effective Date
•
Income Percentage at age 65 = 5.5%
•
Income Percentage at age 66 = 5.55%
•
Income percentage at age 67 = 5.6%
•
Income Growth Percentage = 5.0%
As of	Purchase Payment Invested	Contract Value	Guaranteed Lifetime Income Amount
Benefit Effective Date	$100,000	$100,000	$5,500
•
Initial Guaranteed Lifetime Income Percentage (“GLIP”) = Initial Income Percentage = 5.5%
•
Guaranteed Lifetime Income Amount (“GLIA”) = Initial Purchase Payment x Initial Income Percentage = $100,000 x 5.50% = $5,500, if Lifetime Income is activated.
•
Initial Income Growth Amount on each Benefit Anniversary = GLIA x Income Growth Percentage = $5,500 x 5% = $275
Example 2: Impact of Income Growth Amount, Daily Highest Daily Values, and Adding Subsequent Purchase Payments at Contract Anniversaries Prior to the Activation Date
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Owner’s birthday is Day 150 each Benefit Year
•
Subsequent Purchase Payment invested in the 1st Benefit year = $60,000
•
Subsequent Purchase Payment invested in the 2nd Benefit year = $90,000
•
No withdrawals taken in the first 2 Benefit years
As of	Purchase Payment Invested	Assumed Contract Value	Income Growth Amount	Highest Daily Value	Guaranteed Lifetime Income Percentage	Guaranteed Lifetime Income Amount
Benefit Effective Date	$100,000	$100,000	—	$100,000	5.50%	$5,500
Year 1 – Day 25	—	$102,000	—	$102,000	5.50%	$5,500
Year 1 – Day 105	—	$105,000	—	$105,000	5.50%	$5,500
Year 1 – Day 200	$60,000	$162,000	—	$165,000	5.51875%	$8,830
Year 1 – Day 300	—	$166,000	—	$166,000	5.51875%	$8,830
1st Anniversary	—	$167,000	$350	$167,000	5.51875%	$9,216
Year 2 – Day 180	$90,000	$250,000	—	$257,000	5.548%	$14,256
Year 2 – Day 250	—	$280,000	—	$280,000	5.548%	$14,256
2nd Anniversary	—	$279,000	$570	$280,000	5.548%	$15,534

The values of the feature are impacted by attaining the higher Highest Daily Values, adding subsequent Purchase Payments, and comparing to the Income Growth Amount at Benefit Year Anniversaries prior to the Activation Date as follows:
•
The Guaranteed Lifetime Income Amount (“GLIA”) can increase due to the Highest Daily Values captured on a daily basis and compared to application of the Income Growth Amount (“IGA”) on each anniversary, or on the Activation Date with a prorated Income Growth Amount.
•
The Income Growth Amount, Guaranteed Lifetime Income Amount (“GLIA”) and Guaranteed Lifetime Income Percentage are also recalculated at the time each subsequent Purchase Payment is received.
○
In year 1 – day 25, the Highest Daily Value was increased to $102,000 (Contract Value $102,000 is greater than the previous Highest Daily Value $100,000).
○
In year 1 – day 105, the Highest Daily Value was increased to $105,000 (Contract Value $105,000 is greater than the previous Highest Daily Value $102,000).
○
In year 1 – day 200, the Highest Daily Value was increased to $165,000 ($105,000 + $60,000 subsequent Purchase Payment):
–
At the time the additional Purchase Payment was received the Income Percentage was 5.55%; the previous GLIA increased by $3,330 ($60,000 x 5.55%) to $8,830 ($5,500 + $3,330),
–
When the additional Purchase Payment was received the GLIP was recalculated:
GLIP =	($100,000 × 5.5%)+($60,000 × 5.55%)
($100,000 + $60,000)
GLIP = 5.51875%,
–
When the additional Purchase Payment was received the Income Growth Amount (“IGA”) for the full Benefit Year was recalculated:
IGA = $275 + ($60,000 × 5.55% × 5%) = $275 + $167 = $442,
–
The IGA for the additional Purchase Payment is prorated for the number of days remaining in the 1st Benefit Year and added to the initial IGA:
IGA on 1st Benefit Anniversary = $275 + $60,000 × 5.55% × 5% ×	(365 days - 200 days)
(365 days)
IGA on 1st Benefit Anniversary = $275 + $75 = $350.
•
Prior to the Activation Date, the Highest Daily Values are locked in captured on a daily basis and the Guaranteed Lifetime Income Amount (“GLIA”) is recalculated based on the new Highest Daily Value at each Benefit Anniversary, or upon Income Activation. At Benefit Year Anniversaries prior to the Activation Date, the GLIA used in the income evaluation will also step up:
○
In year 1 – day 300, the Highest Daily Value was increased to $166,000 (Contract Value $166,000 is greater than the previous Highest Daily Value $165,000).
○
On the first Benefit Year Anniversary, a GLIA evaluation comparing the Highest Daily Value multiplied by the GLIP and Income Growth Amount added to the current GLIA is performed, where the greater value becomes the new GLIA: The IGA increases the GLIA to $9,180 ($8,830 + $350); the Highest Daily Value was increased to $167,000 and when multiplied by the GLIP, the GLIA would increase to $9,216 ($167,000 x 5.51875%). Therefore, the new GLIA is $9,216 and used for the evaluation on the next Benefit Year Anniversary.
The Income Growth Amount for the Benefit Year increased to $442 ($275 + $167).
○
In year 2 – day 180, the Highest Daily Value was increased to $257,000 ($167,000 previous Highest Daily Value + $90,000 subsequent Purchase Payment):
–
At the time the additional Purchase Payment was received the Income Percentage was 5.60%; the GLIA increased by $5,040 ($90,000 x 5.60%) to $14,256 ($9,216 + $5,040),
–
When a new Purchase Payment is received the GLIP is recalculated as follows:
GLIP =	($100,000 × 5.5%) + ($60,000 × 5.55%) + ($90,000 × 5.6%)
($100,000 + $60,000 + $90,000)
GLIP = 5.548%,
–
When the additional Purchase Payment was received the Income Growth Amount (“IGA”) for the full benefit year was recalculated:
IGA = $442 + ($90,000 × 5.6% × 5%) = $442 + $252 = $694,

–
The IGA for the additional Purchase Payment is prorated for the number of days remaining in the 2nd Benefit Year and added to the IGA.
IGA on 2nd Benefit Anniversary = $442 + $90,000 × 5.6% × 5% ×	(365 days - 180 days)
(365 days)
IGA on 2nd Benefit Anniversary = $442 + $128 = $570.
○
In year 2 – day 250, the Highest Daily Value was increased to $280,000 (Contract Value $280,000 is greater than the previous Highest Daily Value $257,000)
○
On the second Benefit Year Anniversary, a GLIA evaluation comparing the Highest Daily Value multiplied by the GLIP and Income Growth amount added to the current GLIA is performed, where the greater value becomes the new GLIA: The IGA increases the GLIA to $14,826 ($14,256 + $570); the Highest Daily Value remained unchanged at $280,000 and when multiplied by the GLIP, the GLIA would increase to $15,534 ($280,000 x 5.548%); Therefore, the new GLIA is $15,534 and used for the evaluation on the next Benefit Year Anniversary.
–
The Income Growth Amount for the next Benefit Year increased to $694 ($442 + $252).
Example 3: Impact of Taking a Withdrawal prior to the Activation Date
The values shown below are based on the assumptions stated in the Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $5,000 was taken in year 3, prior to the Activation Date.
As of	Assumed Contract Value	Withdrawal Taken	Income Growth Amount	Highest Daily Value	Guaranteed Lifetime Income Amount
2nd Anniversary	$279,000	—	$570	$280,000	$15,534
Year 3 – Day 45	$290,000	—	—	$290,000	$15,534
Year 3 – Day 155	$285,000	$5,000	—	$284,912	$15,261
Year 3 – Day 275	$300,000	—	—	$300,000	$15,261
3rd Anniversary	$310,000	—	$682	$310,000	$17,199
○
In year 3 – day 45, the Highest Daily Value was increased to $290,000 (Contract Value $290,000 is greater than the previous Highest Daily Value $280,000).
○
In year 3 – day 155, a $5,000 withdrawal was taken. An Adjustment Factor was calculated as 98.245614% ($280,000 Contract Value after withdrawal/$285,000 Contract Value before withdrawal). The Adjustment Factor reduces the Highest Daily Value, Income Growth Amount, and GLIA.
–
Highest Daily Value was reduced to $284,912 ($290,000 x 98.245614%)
–
Income Growth Amount was reduced to $682 ($694 x 98.245614%)
–
GLIA was reduced to $15,261 ($15,534 x 98.245614%)
○
In year 3 – day 275, the Highest Daily Value was increased to $300,000 (Contract Value $300,000 was greater than the previous Highest Daily Value $284,912)
○
On the third Benefit Year Anniversary, a GLIA evaluation comparing the Highest Daily Value multiplied by the GLIP and Income Growth amount added to the current GLIA is performed, where the greater value becomes the new GLIA: The IGA increases the GLIA to $15,943 ($15,261 + $682); the Highest Daily Value was increased to $310,000 (Contract Value $310,000 was greater than the previous Highest Daily Value $300,000) and when multiplied by the GLIP, the GLIA would increase to $17,199 ($310,000 x 5.548%); therefore, the new GLIA is $17,199 and used for the next Benefit Year anniversary evaluation.
–
The Income Growth Amount for the next Benefit Year anniversary remains at $682.

Example 4: Impact of Taking Withdrawals up to the Guaranteed Lifetime Income Amount after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:
•
Withdrawals less than or equal GLIA are taken in the 4th and 5th Benefit Years, after the Activation Date.
As of	Assumed Contract Value	Withdrawal Taken	Income Growth Amount	Highest Daily Value	Guaranteed Lifetime Income Amount
3rd Anniversary	$310,000	—	$682	$310,000	$17,199
Year 4 – Day 65	$315,000	—	—	$315,000	$17,199
Year 4 – Day 92	$312,000	$10,000	$172	$315,000	$17,476
Year 4 – Day 350	$320,000	—	—	$315,000	$17,476
4th Anniversary	$311,000	—	—	$320,000	$17,754
Year 5 – Day 75	$325,000	—	—	$320,000	$17,754
Year 5 – Day 80	$322,000	$17,754	—	$320,000	$17,754
5th Anniversary	$317,000	—	—	$325,000	$18,031
Year 6 – Day 155	$330,000	—	—	$325,000	$18,031
6th Anniversary	$329,000	—	—	$330,000	$18,308
•
In year 4, $10,000, a Lifetime Income amount less than GLIA was withdrawn.
○
A prorated Income Growth Amount was calculated on the Activation Date.
•
In year 5, $17,754, a Lifetime Income amount equal to GLIA was withdrawn.
The values of the feature are impacted prior to and after the Lifetime Income withdrawals are taken as follows:
○
In year 4 – day 65, the Highest Daily Value was increased to $315,000 (Contract Value $315,000 is greater than the previous Highest Daily Value $310,000).
○
In year 4 – day 92, on the Activation Date the Income Growth Amount was prorated for the number of days since the previous anniversary.
The prorated Income Growth Amount was $172	($682 x	(92 days)	);
(365 days)
The prorated Income Growth Amount plus the GLIA was $17,371 ($17,199 + $172); The Highest Daily Value multiplied by the GLIP was $17,476 ($315,000 x 5.548%); Therefore, the GLIA upon Income Activation was $17,476.
–
A Lifetime Income amount of $10,000 was withdrawn and was less than the GLIA of $17,476. The Highest Daily Value ($315,000) and GLIA ($17,476) remained unchanged.
•
After the first Lifetime Income withdrawal has been taken, the Income Growth Amount no longer applies and the Highest Daily Value is not increased until the next anniversary date, looking back at the Highest Daily Value following the first Lifetime Income withdrawal.
○
In year 4 – day 350, the Contract Value was $320,000, greater than the previous Highest Daily Value $315,000. The Highest Daily Value ($315,000) and GLIA ($17,476) remained unchanged.
○
On the 4th Benefit Year Anniversary, the Highest Daily Value was increased to $320,000 that had occurred between the date of the first Lifetime Income withdrawal and the 4th Benefit Year Anniversary date, and the GLIA was increased to $17,754 ($320,000 x 5.548%).
•
Past the first anniversary date after the first Lifetime Income withdrawal has been taken, the Highest Daily Value is not increased until the next Benefit Year Anniversary, looking back at the daily Contract Values in the immediately preceding Benefit Year.
○
In year 5 – day 75, the Contract Value $325,000 is greater than the previous Highest Daily Value $320,000. The Highest Daily Value ($320,000) and GLIA ($17,754) remained unchanged.
○
In year 5 – day 80, a Lifetime Income amount $17,754 was withdrawn and was equal to the GLIA of $17,754. The Highest Daily Value ($320,000) and GLIA ($17,754) remained unchanged.
○
On the 5th Benefit Year Anniversary, the Highest Daily Value was increased to $325,000 that had occurred during the immediately preceding contract year, and the GLIA was increased to $18,031 ($325,000 x 5.548%).

○
In year 6 – day 155, the Contract Value $330,000 is greater than the previous Highest Daily Value $325,000. The Highest Daily Value ($325,000) and GLIA ($18,031) remained unchanged.
○
On the 6th Benefit Year Anniversary, the Highest Daily Value was increased to $330,000 that had occurred during the immediately preceding contract year, and the GLIA was increased to $18,308 ($330,000 x 5.548%).
Example 5: Impact of Taking Excess Withdrawals (in excess of the Guaranteed Lifetime Income Amount) after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:
•
Withdrawal of $20,000 taken in the sixth Benefit Year and $24,000 in the seventh Benefit Year.
As of	Assumed Contract Value	Withdrawal Taken	Highest Daily Value	Guaranteed Lifetime Income Amount
6th Anniversary	$329,000	—	$330,000	$18,308
Year 7 – Day 37	$321,000	$20,000	$328,156	$18,206
Year 7 – Day 362	$325,000	—	$328,156	$18,206
7th Anniversary	$317,000	—	$328,156	$18,206
Year 8 – Day 46	$307,000	$24,000	$321,572	$17,841
8th Anniversary	$270,000	—	$321,572	$17,841
The values of the feature are impacted by taking Lifetime Income withdrawals in excess of the Guaranteed Lifetime Income Amount (“GLIA”) as follows:
○
In year 7 – day 37, a $20,000 withdrawal was taken. An Adjustment Factor was calculated to be 99.441016% ($301,000 Contract Value after excess withdrawal / $302,692 [$321,000 - $18,308] Contract Value before excess withdrawal). After Income Activation the Adjustment Factor reduces the Highest Daily Value, and GLIA.
–
Highest Daily Value was reduced to $328,156 ($330,000 x 99.441016%)
–
GLIA reduced to $18,206 ($328,156 x 5.548%)
○
In year 7 – day 362, the Highest Daily Value ($328,156) and the GLIA ($18,206) remained unchanged.
○
On the 7th Benefit Year Anniversary, the Highest Daily Value ($328,156) and GLIA ($18,206) remained unchanged.
○
In year 8 – day 46, a $24,000 withdrawal was taken. An Adjustment Factor was calculated to be 97.993726% ($283,000 Contract Value after excess withdrawal / $288,794 [$307,000 - $18,206] Contract Value before excess withdrawal). The Adjustment Factor reduces the Highest Daily Value, Sum of Purchase Payments, and GLIA.
–
Highest Daily Value was reduced to $321,572 ($328,156 x 97.993726%)
–
GLIA reduced to $17,841 ($321,572 x 5.548%)

Example 6: Lifetime Income
The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:
•
Contract value as shown and reduced to $0 in Year 12 due to market conditions.
•
GLIA withdrawals were taken every year.
•
There were no Highest Daily Values after the 8th Benefit Year Anniversary date.
As of	Assumed Contract Value	Withdrawal Taken	Highest Daily Value	Guaranteed Lifetime Income Amount
8th Anniversary	$270,000	—	$321,572	$17,841
9th Anniversary	$150,000	$17,841	$321,572	$17,841
10th Anniversary	$100,000	$17,841	$321,572	$17,841
11th Anniversary	$50,000	$17,841	$321,572	$17,841
Year 12 – Day 81	$12,000	$17,841	$321,572	$17,841
12th Anniversary	$0	—	$321,572	$17,841
•
The Lifetime Income amount of $17,841 ($321,572 x 5.548%) will be paid for the lifetime of the Covered Person.

Appendix E – Death Benefits Following Spousal Continuation

If your contract was issued prior to September 9, 2019,  please see APPENDIX H – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION FOR CONTRACTS ISSUED PRIOR TO SEPTEMBER 9, 2019.
The following details the death benefit payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether the Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Purchase Payment” as Purchase Payments made on or after the Continuation Date.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used for the standard death benefit, if you have elected the Living Benefit, to describe the way in which the amount of the death benefit will be adjusted for withdrawals. Any withdrawal taken prior to the Activation Date reduces the death benefit proportionately by the percentage by which each withdrawal reduced the contract value. Any withdrawal taken on or after the Activation Date reduces the death benefit as follows:
•
If cumulative Lifetime Income withdrawals for the current contract year are less than or equal to the Guaranteed Lifetime Income Amount or Maximum Annual Withdrawal Amount, if you elected Polaris Income Builder Daily Flex Living Benefit, the amount of adjustment will equal the amount of each Lifetime Income withdrawal.
•
If cumulative Lifetime Income withdrawals for the current contract year are in excess of the Guaranteed Lifetime Income Amount or Maximum Annual Withdrawal Amount, if you elected Polaris Income Builder Daily Flex Living Benefit, the contract value and death benefit are first reduced by the Guaranteed Lifetime Income Amount or Maximum Annual Withdrawal Amount, if you elected Polaris Income Builder Daily Flex Living Benefit. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Guaranteed Lifetime Income Amount or Maximum Annual Withdrawal Amount, if you elected Polaris
Income Builder Daily Flex Living Benefit, (Excess Withdrawal) by the percentage by which the Excess Withdrawal reduced the resulting contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday.
The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected the Living Benefit described above.
A.
Standard Death Benefit Payable Upon Continuing Spouse’s Death:
The following describes the standard death benefit without election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
The following describes the standard death benefit with election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
Continuation Purchase Payments received prior to the first contract anniversary reduced by:
a.
any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.
any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be contract value.
E-1

B. Maximum Anniversary Value Death Benefit Payable
  Upon Continuing Spouse’s Death:
If the Continuing Spouse is age 80 or younger on the Continuation Date, regardless of whether a Living Benefit was elected, then upon the death of the Continuing Spouse, the death benefit is the greatest of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or
3.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing Spouse’s 83rd birthday or date of death. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Continuation Purchase Payments received since that anniversary date but prior to the Continuing Spouse’s 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal.
If the Continuing Spouse is age 81-85 on the Continuation Date and no Living Benefit was elected, then the death benefit will be the greater of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
If the Continuing Spouse is age 81-85 on the Continuation Date and the Living Benefit was elected, then the death benefit will be the greater of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced by:
a.
any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.
any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.
E-2

Appendix F – Death Benefits Examples

The following examples demonstrate how market performance, subsequent Purchase Payments, and withdrawals impact the death benefit. The examples are based on a hypothetical contract over an extended period of time and do not assume any specific rate of return nor do they represent how your contract will actually perform.
Examples 1 through 5 below assume election of the Standard Death Benefit and Polaris Income Daily Edge Living Benefit. Please see APPENDIX D – OPTIONAL LIVING BENEFIT EXAMPLES for corresponding values relative to the Living Benefit used in examples 1-5.
Example 1: Initial Values
The values shown below are based on the following assumptions:
•
Initial Purchase Payment = $100,000
•
Owner age 65 on the Issue Date
Values as of	Purchase Payment Invested	Contract Value	Net Purchase Payments	Standard Death Benefit
Issue Date	$100,000	$100,000	$100,000	$100,000
Example 2: Impact of Adding Subsequent Purchase Payments
The values shown below are based on the assumptions stated in Example 1 above, in addition to the following:
•
Subsequent Purchase Payment invested in the first Contract Year = $60,000.
•
No withdrawals taken.
Values as of	Purchase Payment Invested	Assumed Contract Value	Net Purchase Payments	Standard Death Benefit
Contract Date	$100,000	$100,000	$100,000	$100,000
Year 1 – Day 200	$60,000	$162,000	$160,000	$162,000
1st Anniversary	—	$167,000	$160,000	$167,000
Year 2 – Day 180	$90,000	$250,000	$250,000	$250,000
2nd Anniversary	—	$279,000	$250,000	$279,000
The values of the death benefit are impacted by adding subsequent Purchase Payments and the Contract Value at the time the death benefit is calculated.
•
The Net Purchase Payments are recalculated at the time each subsequent Purchase Payment is received.
Example 3: Impact of Taking Withdrawals prior to Activation Date
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $5,000 is taken in the third Contract Year, prior to the Activation Date.
Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Net Purchase Payments	Standard Death Benefit
2nd Anniversary	$279,000	—	$279,000	$250,000	$279,000
Year 3 – Day 155	$285,000	$5,000	—	$245,614	$280,000
3rd Anniversary	$310,000	—	$310,000	$245,614	$310,000
•
The Net Purchase Payments are reduced in the same proportion by which the Contract Value is reduced by the withdrawal amount.
○
In year 3 – day 155, prior to the Activation Date, a Withdrawal of $5,000 reduced the Net Purchase Payments proportionately by the factor of 1.7544% ($5,000/$285,000); the reduced Net Purchase Payments was $245,614 ($250,000 x [1 – 1.7544%]). The Contract Value after the Withdrawal was $280,000 ($285,000 - $5,000). Therefore, the Standard Death Benefit was $280,000.

Example 4: Impact of Taking Withdrawals up to the Guaranteed Lifetime Income Amount after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2 and 3 above, in addition to the following:
•
A Withdrawal up to the Guaranteed Lifetime Income Amount ("GLIA") is taken in the fourth and fifth Contract Year, after the Activation Date.
Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Assumed Guaranteed Lifetime Income Amount	Net Purchase Payments	Standard Death Benefit
3rd Anniversary	$310,000	—	$310,000	$17,199	$245,614	$310,000
Year 4 – Day 65	$315,000	—	—	$17,199	$245,614	$315,000
Year 4 – Day 92	$312,000	$10,000	—	$17,199	$235,614	$302,000
Year 4 – Day 350	$320,000	—	—	$17,199	$235,614	$320,000
4th Anniversary	$311,000	—	$311,000	$17,754	$235,614	$311,000
Year 5 – Day 75	$325,000	—	—	$17,754	$235,614	$325,000
Year 5 – Day 80	$322,000	$17,754	—	$17,754	$217,860	$304,246
5th Anniversary	$317,000	—	$317,000	$18,031	$217,694	$317,000
Withdrawals up to the Guaranteed Lifetime Income Amount reduce the Net Purchase Payments dollar-for-dollar.
•
In year 4, a Lifetime Income amount of $10,000 was withdrawn.
○
In year 4 – day 92, the Net Purchase Payments was $235,614 ($245,614 - $10,000); the Contract Value after the Withdrawal was $302,000 ($312,000 - $10,000); therefore, the Standard Death Benefit was $302,000.
•
In year 5, the Guaranteed Lifetime Income Amount of $17,754 was withdrawn.
○
In year 5 – day 80, the Net Purchase Payments was $217,860 ($235,614 - $17,754); the Contract Value after the Withdrawal was $304,246 ($322,000 - $17,754); therefore, the Standard Death Benefit was $304,246.
Example 5: Impact of Taking Excess Withdrawals (in excess of the Guaranteed Lifetime Income Amount) after the Activation Date
The values shown below are based on the assumptions stated in Examples 1, 2, 3 and 4 above, in addition to the following:
•
A withdrawal in excess of the Guaranteed Lifetime Income Amount is taken in the seventh Contract Year, after the Activation Date.
Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Assumed Guaranteed Lifetime Income Amount	Net Purchase Payments	Standard Death Benefit
5th Anniversary	$317,000	—	$317,000	$18,031	$217,860	$317,000
Year 6 – Day 155	$330,000	—	—	$18,031	$217,860	$330,000
6th Anniversary	$329,000	—	$329,000	$18,308	$217,860	$329,000
Year 7 – Day 37	$321,000	$20,000	—	$18,206	$198,437	$301,000
Year 7 – Day 362	$325,000	—	—	$18,206	$198,437	$325,000
7th Anniversary	$317,000	—	$317,000	$18,206	$198,437	$317,000
The values of the Death Benefit are impacted by taking withdrawals in excess of the Guaranteed Lifetime Income Amount after the Activation Date as follows:
•
Withdrawal Adjustment up to the Guaranteed Lifetime Income Amount reduces Net Purchase Payments dollar-for-dollar first, then the Withdrawal Adjustment for Excess Withdrawals above Guaranteed Lifetime Income Amount reduces Net Purchase Payments proportionately.
○
In year 7 – day 37, the proportionate reduction was 0.5588% ([$20,000 - $18,308] / [$321,000 - $18,308]); the Net Purchase Payments were reduced to $198,437 ([$217,860 - $18,308] x [1 – 0.5588%]); the Standard Death Benefit was $301,000.

Example 6 below assumes election of the Maximum Anniversary Value Death Benefit and the Polaris Income Daily Edge Living Benefit. Please see APPENDIX D – OPTIONAL LIVING BENEFIT EXAMPLES for the corresponding values relative to the Living Benefit used in example 6.
Note: When electing the Maximum Anniversary Value (“MAV”)Death Benefit with the Polaris Income Daily Edge Living Benefit, any withdrawal taken reduces Net Purchase Payments and the Maximum Anniversary Value proportionately, regardless of Lifetime Income Activation.
Example 6: Impact of Withdrawals
The values shown below are based on the assumptions stated in Examples 1 and 2 above, in addition to the following:
•
A withdrawal of $5,000 is taken in the third Contract Year, after the Activation Date.
Values as of	Assumed Contract Value	Withdrawal Taken	Anniversary Value	Assumed Net Purchase Payments	Maximum Anniversary Value	Maximum Anniversary Value Death Benefit
Contract Date	$100,000	—	—	$100,000	—	$100,000
1st Anniversary	$168,000	—	$168,000	$160,000	$168,000	$168,000
2nd Anniversary	$279,000	—	$279,000	$250,000	$279,000	$279,000
Year 3 – Day 155	$285,000	$5,000	—	$245,614	$274,105	$280,000
3rd Anniversary	$310,000	—	$310,000	$245,614	$310,000	$310,000
•
After the first contract anniversary the Contract Value is $168,000, the Maximum Anniversary Value steps up to $168,000; the Net Purchase Payments was $160,000; therefore, the Maximum Anniversary Value Death Benefit was $168,000.
•
After the second contract anniversary the Contract Value is $279,000, the Maximum Anniversary Value steps up to $279,000; the Net Purchase Payments were $250,000; therefore, the Maximum Anniversary Value Death Benefit was $279,000.
•
All withdrawals reduce the Net Purchase Payments and Maximum Anniversary Value in the same proportion by which the contract value is reduced by the withdrawal amount.
○
In year 3 – day 155, the proportionate reduction was 1.7543% ($5,000/$285,000); the reduced Net Purchase Payments were $245,614 ($250,000 x [1 – 1/7543%]); the reduced Maximum Anniversary Value was $274,105 ($279,000 x [1 – 1.7543%]); the Contract Value after the withdrawal was $280,000; therefore the Maximum Anniversary Value Death Benefit was $280,000.

Appendix G – Living Benefits for Contracts Issued Prior to February 28, 2022

If your contract was issued between January 24, 2022 and February 27, 2022, and you elected Polaris Income Daily Edge Living Benefit, please see OPTIONAL LIVING BENEFIT above. For fees and rates applicable to your contract, please see Appendix I - HISTORICAL RATES FOR POLARIS INCOME DAILY EDGE LIVING BENEFIT.
Effective January 15, 2016, if you have elected a Living Benefit feature and your contract was issued:
•
Prior to April 30, 2012, we will not accept subsequent Purchase Payments on or after the 5th contract anniversary from your contract issue date.
•
On April 30, 2012 to November 11, 2012, we will not accept subsequent Purchase Payments made on or after the 2nd contract anniversary from your contract issue date.
•
Between November 12, 2012 and September 8, 2019, unless you elected the Polaris Income Builder Daily Flex Living Benefit feature, we will not accept subsequent Purchase Payments made on or after the 1st contract anniversary from your contract issue date.
Table of Contents
Polaris Income Builder Daily Flex	G-1
Polaris Income Builder Daily Flex Fee	G-7
Additional Important Information Applicable to Polaris Income Builder Daily Flex	G-8
Polaris Income Builder Daily	G-11
Polaris Income Builder Daily Fee	G-16
Additional Important Information Applicable to Polaris Income Builder Daily	G-17
Polaris Income Builder	G-19
Polaris Income Builder Fee	G-24
SunAmerica Income Plus	G-25
SunAmerica Income Plus Fee	G-30
Additional Important Information Applicable to Polaris Income Builder and SunAmerica Income Plus	G-31

Polaris Income Builder Daily FLEX
If your contract was issued prior to February 28, 2022 and you elected the Polaris Income Builder Daily Flex Living Benefit, the following provisions are applicable to the feature you elected.
Glossary of Living Benefit Terms
Activation Date
The date on which your Lifetime Income is activated. Upon activation of Lifetime Income, changes cannot be made to the Covered Person(s).
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Covered Person Change
The Covered Person(s) may be changed in the event of a Life Change Event prior to or on the Activation Date. No further changes may be made to the Covered Person(s) after the Activation Date.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year after the Activation Date and exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is a value used to determine the Living Benefit fee and the maximum amount that may be withdrawn each Benefit Year after the Activation Date without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the lifetime of the Covered Person(s), if and when the contract value is reduced to zero, but the Income Base is still greater than zero, or upon the Latest Annuity Date.
Investment Requirements
In order to elect the Living Benefit, you must invest your money in accordance with certain requirements outlined under Investment Requirements for Optional Living Benefits in APPENDIX A - UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Life Change Event
A change to the Covered Person(s) upon marriage, divorce or death if prior to the Activation Date.
Lifetime Income
Any withdrawal taken on or after the Activation Date that is all or part of the Maximum Annual Withdrawal Amount or Protected Income Payment.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year on or after activating Lifetime Income and while the contract value is greater than zero without reducing the Income Base.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year after activating Lifetime Income and while the contract value is greater than zero.
Minimum Income Base
The Minimum Income Base is a guaranteed minimum amount of the Income Base determined on each contract Benefit Year Anniversary prior to the Activation Date and up to the 10th Benefit Year Anniversary of the contract. An annual 5% Minimum Income Base Percentage will be applied to each Purchase Payment received prior to that Benefit Year Anniversary during the Minimum Income Base period of 10 years, as long as the Activation Date is not prior to that Benefit Year Anniversary as follows:
Benefit Year Anniversary after Each Purchase Payment	Minimum Income Base Percentage (as a Percentage of each Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
Any withdrawals taken prior to the Activation Date will reduce each Purchase Payment used in the calculation of the Minimum Income Base proportionately. The Minimum Income Base is only available in the first 10 Benefit Years, or upon the Activation Date, if earlier. For example: a Purchase Payment received in the 5th Benefit Year prior to the Activation Date can only have an annual Minimum Income Base Percentage of 5%, up to a maximum of 125%.
Protected Income Payment
The amount to be paid each year over the lifetime of the Covered Person(s) after the Activation Date, if and when the contract value is reduced to zero, but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
The Step-up Value is used to determine the Income Base on a daily basis. The Step-Up Value is equal to the current contract value on any day where the current contract value is greater than the current Income Base due to favorable market performance.
How does Polaris Income Builder Daily Flex work?
Polaris Income Builder Daily Flex offers guaranteed lifetime income plus the opportunity to increase income by locking in Step-up Values. If you elect this feature, you must elect the date on which your Lifetime Income is activated (the “Activation Date”).
This feature allows you flexibility to make a change to your initial election of Covered Person(s) (the “Covered Person Change”) on the Activation Date. The Covered Person Change is also permitted where there is a marriage, divorce, or death prior to the Activation Date (the “Life Change Event”) of the original Covered Person(s). At least one of the original named Covered Person(s) must remain on the contract.
You may take withdrawals prior to the Activation Date that will not lock in the Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage, but any such withdrawals will proportionately reduce the Income Base and Purchase Payments used in the calculation of the Minimum Income Base. Note: If the Activation Date is prior to the specified Benefit Year Anniversary, you will no longer be eligible for the Minimum Income Base on the Benefit Year Anniversary.
Prior to the Activation Date, the Income Base step-ups, if any, occur on a daily basis. The Income Base is the basis for the Covered Person(s)’ Lifetime Income. The Income Base is initially equal to the first Purchase Payment, increased by any subsequent Purchase Payments, if any, and reduced proportionately for any withdrawals made. In addition, if the Activation Date is not prior to the specified Benefit Year

Anniversary, you will be eligible for the Minimum Income Base on the Benefit Year Anniversary. The Minimum Income Base is a specified percentage of the Purchase Payment(s). The Purchase Payment(s) used to calculate the Minimum Income Base are reduced for any withdrawals taken prior to the Activation Date.
On or after the Activation Date, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values and subsequent Purchase Payments, if any. Please see “How do increases to the Income Base work under Polaris Income Builder Daily Flex?” below.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) and whether your contract value is greater than or equal to zero on the Activation Date.
While the contract value is greater than zero and on or after the Activation Date, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) on the Activation Date. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my Living Benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Tables
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
If your contract was purchased between May 24, 2021 and February 27, 2022, and you elected the optional Polaris Income Builder Daily Flex Living Benefit, the following
Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Builder Daily Flex
One Covered Person (Age 45 - 59)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	3.75% / 3.75%
One Covered Person (Age 65 - 74)	5.00% / 5.00%
One Covered Person (Age 75 and Older)	5.25% / 5.25%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	3.25% / 3.25%
Two Covered Persons (Age 65 - 74)	4.50% / 4.50%
Two Covered Persons (Age 75 and Older)	4.75% / 4.75%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
If your contract was purchased between March 30, 2020 and May 23, 2021, and you elected the optional Polaris Income Builder Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Builder Daily Flex
One Covered Person (Age 45 - 59)	3.25% / 3.25%
One Covered Person (Age 60 - 64)	3.75% / 3.75%
One Covered Person (Age 65 - 71)	5.00% / 5.00%
One Covered Person (Age 72 and Older)	5.25% / 5.25%
Two Covered Persons (Age 45 - 59)	2.75% / 2.75%
Two Covered Persons (Age 60 - 64)	3.25% / 3.25%
Two Covered Persons (Age 65 - 71)	4.50% / 4.50%
Two Covered Persons (Age 72 and Older)	4.75% / 4.75%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
If your contract was purchased between October 7, 2019 and March 29, 2020, and you elected the optional Polaris Income Builder Daily Flex Living Benefit, the following Maximum Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Builder Daily Flex
One Covered Person (Age 45 - 59)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	5.40% / 5.40%
One Covered Person (Age 72 and Older)	5.70% / 5.70%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	4.90% / 4.90%
Two Covered Persons (Age 72 and Older)	5.20% / 5.20%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
If your contract was purchased between May 13, 2019 and October 6, 2019, and you elected the optional Polaris Income Builder Daily Flex Living Benefit, the following Maximum

Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person(s) on the Activation Date(1)	Polaris Income Builder Daily Flex
One Covered Person (Age 45 - 59)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	5.60% / 5.60%
One Covered Person (Age 72 and Older)	5.85% / 5.85%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	5.10% / 5.10%
Two Covered Persons (Age 72 and Older)	5.35% / 5.35%
(1)
If there are two Covered Persons, the age on the Activation Date is based on the age of the younger of the two Covered Persons.
Are there investment requirements if I elect the Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios in accordance with the investment requirements. Please see Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA Fixed Account or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
Before you elect the Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefit meet your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company’s risk that the contract value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while the contract value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee. Please consult your financial representative regarding which Variable Portfolios are appropriate for the Living Benefit you elected.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you in writing of any changes to the investment requirements due to additions, deletions, substitutions, mergers or reorganizations of the investment options. The required allocation percentage to the Secure Value Account will not change for the life of your contract.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance, transfers, and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Builder Daily Flex?
The Lifetime Income offered by Polaris Income Builder Daily Flex is calculated by considering the factors described below.
First, we determine the Step-up Values which are values used to determine the Income Base. The initial Step-up Value is equal to the contract value.  Then, on any day that the contract value is greater than the Income Base on that day, the Income Base is stepped up to that value. The Step-up Value is determined daily prior to the Activation Date.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received and is reduced proportionately for any withdrawals taken prior to the Activation Date and Excess Withdrawals taken on or after the Activation Date.
Third, if you do not activate Lifetime Income before each Benefit Year Anniversary up to the 10th Benefit Year Anniversary, an annual Minimum Income Base Percentage of 5% will be applied to Purchase Payments received prior to that Benefit Year Anniversary.  These percentages are provided above in the Glossary of Living Benefit Terms.  Further, any withdrawals taken prior to activating Lifetime Income will proportionately reduce the Purchase Payments used in the calculation of the Minimum Income Base.
Fourth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year on or after the Activation Date and while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero after the Activation Date but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors upon the Activation Date: 1) whether there is one or two Covered Person(s) and 2) the age of the Covered Person(s). Please see the tables under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fifth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year on or after the Activation Date, while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero after activating Lifetime Income, but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, if any. Excess Withdrawals are withdrawals taken on or after the Activation Date that exceed the Maximum Annual Withdrawal Amount in any Benefit Year. An Excess Withdrawal reduces your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily Flex?” below.
How do increases to the Income Base work under Polaris Income Builder Daily Flex?
Prior to the Activation Date, the Income Base is increased daily to the Step-up Value and by subsequent Purchase Payments, if any.
Additionally, prior to the Benefit Year Anniversary, but during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the Purchase Payments.
On or after the Activation Date, the Income Base is increased only on the Benefit Year Anniversary by looking back to the higher Step-up Value since the Activation Date (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the higher Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the higher Step-up Value since the last Benefit Year Anniversary. If one or more Excess Withdrawals have been taken in that Benefit Year, the Income Base is increased on the Benefit Year Anniversary by looking back to the higher Step-up Value since the last Excess Withdrawal.

What are the effects of withdrawals on Polaris Income Builder Daily Flex?
The Maximum Annual Withdrawal Amount, the Income Base and the Purchase Payment(s) used in the calculation of the Minimum Income Base may change over time as a result of the timing and amount of any withdrawals.
Prior to the Activation Date
Any withdrawal in a Benefit Year reduces the Income Base on the date the withdrawal occurs and in the same proportion by which the contract value is reduced by the withdrawal. This may result in a lower amount of Lifetime Income when Lifetime Income withdrawals are activated.
Additionally, any withdrawal taken will reduce each Purchase Payment included in the calculation of the Minimum Income Base. The reduction to the Purchase Payment(s) will result in a lowered amount being applied to the Income Base during the Minimum Income Base Period. However, the Minimum Income Base will continue to increase during the Minimum Income Base Period prior to the Activation Date. Lastly, any withdrawals will not lock-in your Maximum Annual Withdrawal Percentage or Protected Income Payment Percentage, if applicable, because your Lifetime Income withdrawals have not been activated.
On or after the Activation Date
Lifetime Income withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
For example, assume that your contract value is $106,000, your Income Base is $120,000, and your Maximum Annual Withdrawal Amount is $6,000. You request a withdrawal of $11,000. Your Income Base will be reduced to $114,000 as follows: $120,000 x {1 – [($11,000 - $6,000)/($106,000 - $6,000)]} = $114,000.
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount (“Excess Withdrawal”). As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage.
The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount.
When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal.
The impact of withdrawals on specific factors is further explained below:
Maximum Annual Withdrawal Amount: If the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Minimum Income Base: If you activate Lifetime Income during the Minimum Income Base Period, the Minimum Income Base will no longer increase on the next Benefit Year Anniversary.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the Higher Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.

All withdrawals from the contract, including Lifetime Income withdrawals, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. Lifetime Income withdrawals are deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested.
What is the fee for Polaris Income Builder Daily Flex?
The fee for Polaris Income Builder Daily Flex is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Connecticut, Hawaii, Missouri, New York, Oregon, Texas, Vermont, Virginia and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
For contracts purchased between May 24, 2021 and February 27, 2022:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.45%	2.50%	0.60%	±0.40%
Two Covered Persons	1.45%	2.50%	0.60%	±0.40%
*
The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
For contracts purchased prior to May 24, 2021:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.35%	2.50%	0.60%	±0.40%
Two Covered Persons	1.35%	2.50%	0.60%	±0.40%
*
The quarterly fee rate can increase or decrease no more than 0.10% each quarter (0.40%/ 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment(s) will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
Prior to the Activation Date:
If the contract value is reduced to zero, due to a withdrawal, but the Income Base is greater than zero, the contract will be terminated including any optional benefits and features.
On or after the Activation Date:
If the contract value is reduced to zero, but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, Excess Withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to POLARIS INCOME BUILDER DAILY FLEX

When and how may I elect the Living Benefit?
You may elect the Living Benefit at the time of contract issue (the “Benefit Effective Date”). You may elect to have the Living Benefit cover only your life or the lives of both you and your spouse, the “Covered Person(s).” If the contract is not owned by a natural person, references to Owner(s) apply to the Annuitant(s). To elect the Living Benefit, Covered Person(s) must meet the minimum and maximum age requirements. The age requirements vary depending on the type of contract and the number of Covered Persons. The age requirements for optional death benefits and other optional features may be different than those listed here. You must meet the age requirements for those features in order to elect them.
Polaris Income Builder Daily Flex:
Number of Owners	Covered Person
	Minimum Age(1)	Maximum Age(2)
One Owner	45	80
Joint Owners(3)	45	80
(1)
Minimum Age must be met by any Covered Person(s) as of the Contract Issue Date.
(2)
Maximum Age cannot be exceeded by any Covered Person(s) as of the date added.
(3) Joint Owners may choose which of the two Owners will be the Covered Person. The Beneficiary’s age is not considered in determining the maximum issue age of the second Covered Person.
What are the allowable changes to Covered Person(s) prior to the Activation Date?
You may make changes to your Covered Person(s) prior to the Activation Date for specific Life Change Events as defined below by submitting the appropriate Covered Person(s) Change form. Note: Any Covered Person being added must meet the above minimum and maximum age requirements.
•
Marriage – If there is one Covered Person, you may add your spouse as the second Covered Person;
•
Divorce – If there are two Covered Persons, you may remove one of the Covered Persons as a result of divorce;
•
Death – Upon the death of one of the Covered Persons, you may remove the deceased Covered Person.
What are the allowable changes to Covered Person(s) on the Activation Date?
Number of Owners and Covered Persons	Allowed Changes to Covered Person(s) on the Activation Date
Single Owned Contract & One Covered Person	Add Spouse as the second Covered Person
Single Owned Contract & Two Covered Persons(1)	Remove or Change the second Covered Person who is not the Single Owner
Jointly Owned Contract & One Covered Person	Add Joint Owner as the second Covered Person
Jointly Owned Contract & Two Covered Persons(1)	Remove or Change either Covered Person
(1)
You must keep at least one of the original Covered Person(s) if requesting to remove or change either Covered Person. Note: If a second Covered Person or if one of the original Covered Person(s) is changed, Covered Person(s) must meet the above minimum and maximum age requirements.
Your Lifetime Income will change as a result of removing or adding a Covered Person(s).
If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
Prior to the Activation Date, Required Minimum Distributions (“RMD”) will proportionately reduce the Income Base and the Purchase Payments used to calculate the Minimum Income Base.
On or after the Activation Date, as the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking Required Minimum Distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily Flex?”above.
Any withdrawal taken before you activate Lifetime Income (including RMDs) will result in a reduction of the amount of future withdrawals of the Maximum Annual Withdrawal Amount (MAWA).
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
Prior to the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as a new single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract and the Living Benefit as the current single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
On or after the Activation Date, if the single Covered Person dies, the surviving Spousal Joint Owner or Spousal Beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, without the Living Benefit.
If an Owner that is not the single Covered Person dies, the surviving Spousal Joint Owner who is the Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: At any time, if, the contract value goes to zero due to a withdrawal, the Spousal Beneficiary cannot continue the contract.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
Prior to the Activation Date, upon death of the first of the two Covered Persons, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract as a single Covered Person. The Continuing Spouse will receive the Maximum Annual Withdrawal Amount upon Lifetime Income Activation and the Protected Income Payment after the contract value goes to zero. The Continuing Spouse cannot add a new Covered Person. Upon the death of the Continuing Spouse, the Beneficiary must make a death claim, which terminates the Living Benefit and the contract.
Note: Prior to the Activation Date, if the contract value goes to zero due to a withdrawal, the Living Benefit and the contract terminate, and the Spousal Beneficiary cannot continue the contract.
On or after the Activation Date, upon the first of the two Covered Person’s death, the surviving Covered Person (Spousal Joint Owner or Spousal Beneficiary) may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, with the current Maximum Annual Withdrawal Amount and Protected Income Payment.
Note: On or after the Activation Date, if the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of Spousal Continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person on the Activation Date. If Lifetime Income was not activated prior to the Spousal Continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person on the Activation Date. Please see “How does Polaris Income Builder Daily Flex work?” above.
If Spousal Continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Income Base period if Lifetime Income was not activated during the Minimum Income Base period. On or after the Activation Date, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date if the contract value is greater than zero, You must select one of the following options:
1.
Annuitize by selecting from choices a. or b. below:
a.
elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments as described under ANNUITY INCOME OPTIONS; or
b.
elect to receive Lifetime Income under Your Living Benefit by means of an Annuitization while any of the last named Covered Person(s) is living. If You have already activated Lifetime Income under the Living Benefit, You will continue to receive Lifetime Income by means of an Annuitization as described below. If you have not yet activated Lifetime Income, you may activate Lifetime Income by means of an Annuitization as described under ANNUITY INCOME OPTIONS; or
2.
Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value or Lifetime Income amount to an Annuitization payable through a series of payments as described above.  Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making Lifetime Income payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract values goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefits are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living

Benefit, there will be one final fee applicable to the Benefit Quarter in which the cancellation occurs, on the same Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel Polaris Income Builder Daily Flex?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit and Lifetime Income will automatically be cancelled upon the occurrence of one of the following:
(i)
Annuitization of the contract; or
(ii)
Termination or surrender of the contract; or
(iii)
A death benefit is paid resulting in the contract being terminated; or
(iv)
Any withdrawal prior to the Activation Date that reduces the Contract Value to zero; or
(v)
On or after the Activation Date, any Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(vi)
Death of the Covered Person, if only one is elected after Lifetime Income has been activated; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vii)
A change that removes all of the original Covered Persons from the contract; or
(viii)
A Change of the Owner or Assignment; or
(ix)
You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
Polaris Income Builder Daily
If your contract was issued prior to September 9, 2019 and you elected the Polaris Income Builder Daily Living Benefit, the following provisions are applicable to the feature you elected. We will not accept subsequent Purchase Payments made on or after the 1st contract anniversary from your contract issue date.
The Polaris Income Builder Daily Living Benefit was available from September 10, 2018 through September 8, 2019. Effective September 9, 2019, Polaris Income Builder Daily is no longer available for election.
Living Benefit Defined Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.

Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year that exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base and the Maximum Annual Withdrawal Amount to be recalculated.
Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Investment Requirements
We will allocate a certain percentage of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining amount of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Minimum Income Base
The guaranteed minimum amount is specified as a percentage of the first Benefit Year’s Purchase Payments and is available during the Minimum Income Base period provided no withdrawals are taken prior to each Benefit
Year Anniversary during the Minimum Income Base period as follows:
Minimum Income Base Period (if no withdrawals are taken prior to the Benefit Year Anniversary)	Minimum Income Base Percentage (as a Percentage of the 1st Benefit Year’s Purchase Payment)
1st Benefit Year Anniversary	105%
2nd Benefit Year Anniversary	110%
3rd Benefit Year Anniversary	115%
4th Benefit Year Anniversary	120%
5th Benefit Year Anniversary	125%
6th Benefit Year Anniversary	130%
7th Benefit Year Anniversary	135%
8th Benefit Year Anniversary	140%
9th Benefit Year Anniversary	145%
10th Benefit Year Anniversary	150%
The Minimum Income Base is determined on each Benefit Year Anniversary during the Minimum Income Base Period. The Minimum Income Base equals the Minimum Income Base percentage multiplied by Purchase Payments as long as no withdrawals are taken prior to that Benefit Year Anniversary. Upon your first withdrawal during the Minimum Income Base period, you are no longer eligible for adjustments to your Income Base based on the above Minimum Income Base Table.
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
Step-up Value
A value used to determine the Income Base that is equal to the contract value on any day if it is greater than the Income Base on that day. This value is determined daily.
How does Polaris Income Builder Daily work?
Polaris Income Builder Daily’s Income Base is increased by locking in Step-up Values. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. The Income Base is increased by subsequent Purchase Payments. We will not accept subsequent Purchase Payments after the first contract anniversary. Until a withdrawal has been taken, the Income Base is increased to the Step-up Value immediately. After the first withdrawal, while both the Income Base and the contract values are greater than zero, the Income Base may only be increased on the Benefit Year Anniversary dates, looking back at the prior Benefit Year’s Step-up Values. In addition, if you do not take any withdrawals prior to a Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be eligible to increase to at least the Minimum Income Base according to the table shown above. The Minimum Income Base is determined on each Benefit Year Anniversary during the Minimum Income Base period. The Minimum Income Base equals the Minimum Income Base percentage multiplied by the Purchase Payments as long as no withdrawals are taken prior to that Benefit Year Anniversary. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base. Please see “How can the Income Base be increased for Polaris Income Builder Daily?” below.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my Living Benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
The first percentage represents the Maximum Annual Withdrawal Percentage and the second percentage represents the Protected Income Payment Percentage for each of the options shown.
If your contract was purchased between September 10, 2018 and September 8, 2019, and you elected the optional Polaris Income Builder Daily Living Benefit, the following Maximum
Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Person and Age of Covered Person at First Withdrawal(1)	Polaris Income Builder Daily
One Covered Person (Age 45 - 59)	3.50% / 3.50%
One Covered Person (Age 60 - 64)	4.00% / 4.00%
One Covered Person (Age 65 - 71)	5.50% / 5.50%
One Covered Person (Age 72 and Older)	5.75% / 5.75%
Two Covered Persons (Age 45 - 59)	3.00% / 3.00%
Two Covered Persons (Age 60 - 64)	3.50% / 3.50%
Two Covered Persons (Age 65 - 71)	5.00% / 5.00%
Two Covered Persons (Age 72 and Older)	5.25% / 5.25%
(1)
If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of the Two Covered Persons.
Are there investment requirements if I elect the Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios in accordance with the investment requirements. Please see Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
Before you elect the Living Benefit, you should carefully consider whether the investment requirements associated with the Living Benefit meets your investment objectives and risk tolerance.
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company's risk that the Contract Value will be reduced to zero before the Covered Person(s)’ death. Withdrawals taken while Contract Value is greater than zero are withdrawals of the contract owner’s own money. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
We will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Builder Daily?
The benefit offered by Polaris Income Builder Daily is calculated by considering the factors described below.
First, we determine the Step-up Values.
Second, we determine the Income Base, which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Third, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person(s) at the time of first withdrawal.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Fourth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.

Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Builder Daily?” below.
How can the Income Base be increased for Polaris Income Builder Daily?
If no withdrawals have been taken, the Income Base is increased daily to the Step-up Value.
Additionally, if no withdrawals are taken prior to the Benefit Year Anniversary during the Minimum Income Base period, the Income Base will be increased to at least the Minimum Income Base on the Benefit Year Anniversary as a specified percentage of the first Benefit Year’s Purchase Payments.
After the first withdrawal has been taken, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the first withdrawal (“first look-back”) or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
After the first look-back, the Income Base is increased only on the Benefit Year Anniversary by looking back to the highest Step-up Value since the last Benefit Year Anniversary or, if one or more Excess Withdrawals have been taken in that Benefit Year, to the highest Step-up Value since the last Excess Withdrawal.
Please see “What are the effects of withdrawals on Polaris Income Builder Daily?” below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
Every time the Income Base is increased, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. Please see “How can the Income Base be increased for Polaris Income Builder Daily?” above.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess
Withdrawal. Please see “What are the effects of withdrawals on Polaris Income Builder Daily?” below.
What are the effects of withdrawals on Polaris Income Builder Daily?
The Maximum Annual Withdrawal Amount and the Income Base can change over time as a result of the timing and amount of withdrawals. However, if you take a withdrawal during the Minimum Income Base Period, you are no longer eligible for any further adjustments to your Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
Excess Withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base is reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
Look-back Periods: If you take one or more Excess Withdrawals in a Benefit Year, the Income Base may be increased on the Benefit Year Anniversary by looking back only to the highest Step-up Value since the last Excess Withdrawal. This means that if you take an Excess Withdrawal, you lose the opportunity to lock in a potentially higher Step-up Value that may have occurred prior to that Excess Withdrawal during that Benefit Year.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value.
What is the fee for Polaris Income Builder Daily?
The fee for Polaris Income Builder Daily is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In Hawaii, Missouri, New York, Oregon, Texas and Washington, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.30%	2.50%	0.60%	±0.40%
Two Covered Persons	1.45%	2.50%	0.60%	±0.40%
*
The quarterly fee rate will not decrease or increase by more than 0.10% each quarter (0.40% / 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to attaining a new Step-up Value or an addition of subsequent Purchase Payment prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract.

When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

Additional important information
applicable to Polaris Income Builder Daily

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals are not considered Excess Withdrawals, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).
If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal beneficiary may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and if the contract value is greater than zero?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.
Make a death claim, which terminates the Living Benefit and the contract; or
2.
Continue the contract, with the Living Benefit and its corresponding fee for two Covered Persons.
Note: If the contract value goes to zero due to: a) a withdrawal taken within the parameters of the Living Benefit, the Spousal Beneficiary can continue the Living Benefit as the surviving Covered Person with the current Protected Income Payment for their lifetime or b) an Excess Withdrawal, the Living Benefit and contract will terminate, and the Spousal Beneficiary cannot continue the contract.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. Please see “How does Polaris Income Builder Daily work?” above.
If spousal continuation occurs, the Continuing Spouse will continue to receive any increase to the Income Base for Step-up Values and the Continuing Spouse will also be eligible to receive the Minimum Income Base on Benefit Year Anniversaries during the Minimum Base period if no withdrawal is taken during the Minimum Income Base period. If a withdrawal is taken, the Continuing Spouse is no longer eligible for any further adjustments to the Minimum Income Base. The Minimum Income Base is equal to the Minimum Income Base percentage multiplied by the first Benefit Year’s Purchase Payments as described under

“How do increases to the Income Base work under Polaris Income Builder Daily?”
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
On the Latest Annuity Date if the contract value is greater than zero, You must select one of the following options:
1.
Annuitize by selecting from choices a. or b. below:
a.
elect to begin one of the Annuity Income Payment Options set forth in Your Contract. If you choose this option, We will apply the contract value to provide annuity income payments as described under ANNUITY INCOME OPTIONS; or
b.
elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date; or
2.
Fully surrender your Contract
Note: Under 1b) upon annuitization you will receive the applicable Maximum Annual Withdrawal Amount for a fixed period while you are alive. The fixed period is determined by dividing the contract value as of the Latest Annuity Date by the Maximum Annual Withdrawal Amount. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by then applicable Protected Income Payment Percentage, paid until the death(s) of all Covered Person(s). The amount of each such payment will equal the Protected Income Payment amount divided according to the payment frequency you selected.
An election under option 1 above converts Your contract value to an Annuitization payable through a series of payments as described above. Once the selected Annuitization begins, all other benefits under Your Contract, will be terminated, transfers may no longer be made, a death benefit is no longer payable, and the Living Benefit Fee will no longer be deducted. If You do not select an option listed above by the Latest Annuity Date, We will automatically begin making payments, which would equal to the Maximum Annual Withdrawal Amount as long as the contract value is greater than zero, or the Protected Income Payment if the contract values goes to zero, in accordance with option 1b) above, divided equally and paid on a monthly frequency until the death(s) of all of the last named Covered Person(s).
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefit are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the same Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel my Living Benefit?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center.

Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
(i)
Annuitization of the contract; or
(ii)
Termination or surrender of the contract; or
(iii)
A death benefit is paid resulting in the contract being terminated; or
(iv)
An Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(v)
Death of the Covered Person, if only one is elected; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vi)
A change that removes all Covered Persons from the contract except as noted below under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”; or
(vii)
A Change of the Owner or Assignment; or
(viii)
You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.
One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.
The original spousal joint Owners or Spousal Beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under “Can I elect to cancel my Living Benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.
POLARIS INCOME BUILDER
If your contract was issued prior to September 10, 2018 and you elected the Polaris Income Builder Living Benefit (formerly called “SunAmerica Income Builder”), the following provisions are applicable to the feature you elected.
The Polaris Income Builder Living Benefit was available from May 1, 2013 through September 9, 2018. Effective September 10, 2018, Polaris Income Builder is no longer available for election.
Living Benefit Defined Terms
Anniversary Value
The contract value on any Benefit Year Anniversary. The Continuation Contribution, if applicable, is included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following day.
For example, if a Benefit Quarter Anniversary is November 29, the next Benefit Quarter Anniversary would be February 29 of the following year; however, in a non-Leap Year, there is no corresponding date. Therefore, the next Benefit Quarter Anniversary would be March 1.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year that exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.

Highest Anniversary Value
The current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Purchase Payments received prior to the first contract anniversary.
Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Income Credit (as a percentage of the Income Credit Base)	Income Credit Availability
6%	Available during the first 12 Benefit Years — the Income Credit is eliminated in years any withdrawal is taken
Income Credit Base
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
The period of time over which we calculate the Income Credit, which is the first 12 Benefit Years.
Investment Requirements
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
Maximum Annual Withdrawal Percentage
The percentage used to determine the Maximum Annual Withdrawal Amount available for withdrawal each Benefit Year while the contract value is greater than zero.
Protected Income Payment
The amount to be paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero but the Income Base is still greater than zero or if the Latest Annuity Date has been reached.
Protected Income Payment Percentage
The percentage used to determine the Protected Income Payment.
How does Polaris Income Builder work?
Polaris Income Builder locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Purchase Payment. We will not accept subsequent Purchase Payments on or after the first contract anniversary. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the Highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit. Please see “How can the Income Base and Income Credit Base be increased?” below.
What determines the amount I can receive each year?
The amount that you receive depends on whether there are one or two Covered Person(s), the age of the Covered Person(s) at the time of the first withdrawal and whether your contract value is greater than or equal to zero.
While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base and Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?”and “What happens to my Living Benefit upon the Latest Annuity Date?”below.
Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage Table
If your contract was purchased between March 10, 2014 and September 9, 2018, and you elected the optional Polaris Income Builder Living Benefit, the following Maximum

Annual Withdrawal and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person at First Withdrawal*	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	4.0%	4.0%
One Covered Person (Ages 65 and older)	5.2%	5.2%
Two Covered Persons (Age 64 and Younger)	3.5%	3.5%
Two Covered Persons (Ages 65 and older)	4.7%	4.7%
*
If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.
If your contract was issued prior to March 10, 2014 and you elected the optional Polaris Income Builder, the following Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage rates are applicable:
Number of Covered Persons and Age of Covered Person at First Withdrawal*	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	4.0%	4.0%
One Covered Person (Ages 65 and older)	5.0%	5.0%
Two Covered Persons (Age 64 and Younger)	3.5%	3.5%
Two Covered Persons (Ages 65 and older)	4.5%	4.5%
*
If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.
Are there investment requirements if I elect a Living Benefit?
Yes, you must allocate your assets, including Purchase Payments and the Continuation Contribution, if any, to a combination of the Secure Value Account and Variable Portfolios in accordance with the investment requirements. Please see Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
With respect to amounts allocated to the Secure Value Account, the crediting interest rate will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living
Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates. You may not reallocate your money in the Secure Value Account to a DCA or Fixed Account, if available, or to the Variable Portfolios at any time unless the Living Benefit is cancelled.
You may use available DCA Fixed Accounts to invest your target allocations in accordance with the investment requirements.
How do my investment requirements impact my feature and contract?
The investment requirements may reduce the need to rely on the guarantees provided by the Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively. Therefore, the investment restrictions reduce the Company's risk that the Contract Value will be reduced to zero before the Covered Person(s)’ death. Thus, these investment restrictions would reduce the likelihood that the Company would use its own assets to make payments in connection with the Living Benefit guarantee.
To be considered in Good Order, your allocation instructions for any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT, for the amount not invested in the Secure Value Account. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA Program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center. Please see AUTOMATIC ASSET REBALANCING PROGRAM above.
You may not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program.
What are the factors used to calculate Polaris Income Builder?
The benefit offered by Polaris Income Builder is calculated by considering the factors described below.
First, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Second, we determine if the Anniversary Value is the Highest Anniversary Value. The Anniversary Value equals your contract value on any Benefit Year Anniversary
Third, we determine the Income Base which initially is equal to the first Purchase Payment. The Income Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fourth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Purchase Payment. The Income Credit Base is increased by each subsequent Purchase Payment received prior to the first contract anniversary, and is reduced proportionately for Excess Withdrawals.
Fifth, we determine the Income Credit.
The Income Credit is equal to 6% (“Income Credit Percentage”) of the Income Credit Base on each Benefit
Year Anniversary during the Income Credit Period. The Income Credit may only be added to the Income Base if no withdrawals are taken in a Benefit Year. For example, if you take a withdrawal in Benefit Year 2, you will not be eligible for an Income Credit to be added to your Income Base on your second Benefit Year Anniversary; however, if you do not take a withdrawal in Benefit Year 3, you will be eligible for an Income Credit to be added to your Income Base on your third Benefit Year Anniversary.
Sixth, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person(s) at the time of first withdrawal.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Seventh, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base when contract value is reduced to zero by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals. Please see “What are the effects of withdrawals on Polaris Income Builder?” below.
How can the Income Base and Income Credit Base be increased?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the Highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the Highest Anniversary Value, if the Income Base is

increased to the Highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Purchase Payments received prior to the first contract anniversary increase your Income Base and Income Credit Base at the time they are received. Since Highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value was higher on days other than the Benefit Year Anniversaries.
Please see “What are the effects of withdrawals on Polaris Income Builder?” below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage. Please see “How can the Income Base and Income Credit Base be increased?” above.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on Polaris Income Builder?” below.
What are the effects of withdrawals on Polaris Income Builder?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect a Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance, deduction of fees, or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base when contract value is reduced to zero by the applicable

Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the penalty-free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the penalty-free withdrawal amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Secure Value Account in which you are invested. Please see ACCESS TO YOUR MONEY above and EXPENSES below.
What is the fee for Polaris Income Builder?
The fee for Polaris Income Builder is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington, and in Missouri if your contract was issued on or after January 23, 2017, the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*
The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. In general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above.
The non-discretionary formula used in the calculation of the Annual Fee Rate applicable after the first Benefit Year is:
Initial Annual Fee Rate + [[0.05% x (Average Value of the VIX – 20)]]
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
An increase in the Income Base due to an addition of an Income Credit, attaining a new Highest Anniversary Value or an addition of subsequent Purchase Payments prior to the first contract anniversary will result in an increase to the amount of the fee you pay since the fee rate is assessed against the Income Base, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.
SunAmerica Income Plus
If your contract was issued prior to May 1, 2013 and you elected the SunAmerica Income Plus Living Benefit, the following provisions are applicable to the feature you elected.
The SunAmerica Income Plus Living Benefit was available from May 2, 2011 through April 30, 2013. Effective May 1, 2013, SunAmerica Income Plus is no longer available for election.
Living Benefit Defined Terms
Anniversary Value
The contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments (defined below). Continuation Contributions, if applicable, are included in the calculation of Anniversary Values.
Benefit Effective Date
The date the Living Benefit is elected. The Benefit Effective Date is the same as the contract issue date.
Benefit Quarter
Each consecutive 3 month period starting on the Benefit Effective Date.
Benefit Quarter Anniversary
The date following each consecutive 3 month period starting on the Benefit Effective Date. If the next Benefit Quarter Anniversary has no corresponding date, then the Benefit Quarter Anniversary will be deemed to be the following business day.
Benefit Year
Each consecutive one year period starting on the Benefit Effective Date.
Benefit Year Anniversary
The date on which each Benefit Year begins.
Contract Year
Each consecutive one year period starting on the contract issue date.
Covered Person(s)
The person, or persons, whose lifetime withdrawals are guaranteed under the Living Benefit.
Eligible Purchase Payments
Eligible Purchase Payments are Purchase Payments, or portions thereof, made on or after the Benefit Effective Date as shown in the table below and are included in the calculation of the Income Base (defined below). The calculation of Eligible Purchase Payments does not include Income Credits (defined below) or the Continuation Contribution, if applicable. However, Continuation Contributions, if applicable, are included in the calculation of Anniversary Values. Total Purchase Payments are limited to $1,500,000 without prior Company approval.
First Contract Year
100% of Purchase Payments received
Example: If you made a $100,000 Purchase Payment in contract year 1, the total maximum Eligible Purchase Payment is $100,000. Eligible Purchase Payments will not include additional Purchase Payments made in contract year 2 and after.
If your contract was issued between April 30, 2012 and November 11, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the table below indicates the “Eligible Purchase Payments” applicable to the Living Benefit:
First Contract Year	Subsequent Contract Years
100% of Purchase Payments received	Purchase Payments received in Contract Year 2, capped at 100% of Purchase Payments received in the first Contract Year
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the table below indicates the “Eligible Purchase Payments” applicable to the Living Benefit:
First Contract Year	Subsequent Contract Years
100% of Purchase Payments received	Purchase Payments received in Contract Year 2-5, capped at 200% of Purchase Payments received in the first Contract Year
Excess Withdrawal
Any withdrawal, or portion of a withdrawal, that is taken in a Benefit Year that exceeds the greater of the Maximum Annual Withdrawal Amount or the Required Minimum Distribution amount as calculated by the Annuity Service Center. An Excess Withdrawal will cause the Income Base, Income Credit Base, if applicable, and the Maximum Annual Withdrawal Amount to be recalculated.

Income Base
The Income Base is used to determine the fee and the maximum amount that may be withdrawn each Benefit Year without reducing the Income Base and Income Credit Base, if applicable. The Income Base is also used to determine the amount paid each year over the remaining lifetime of the Covered Person(s) after the contract value is reduced to zero.
Income Credit
An amount that may be added to the Income Base during the Income Credit Period as shown in the following table:
Income Credit	Income Credit Availability
5.50%	Available during the first 12 Benefit Years — the Income Credit is reduced in the years withdrawals are taken
If your contract was issued between June 25, 2012 and February 10, 2013 and you elected the optional SunAmerica Income Plus Living Benefit, the table below indicates the “Income Credit” applicable to the Living Benefit:
Income Credit	Income Credit Availability
5.25%	Available during the first 12 Benefit Years — the Income Credit is reduced in the years withdrawals are taken
If your contract was issued prior to June 25, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the table below indicates the “Income Credit” applicable to the Living Benefit:
Income Credit	Income Credit Availability
6%	Available during the first 12 Benefit Years — the Income Credit is reduced in the years withdrawals are taken
Income Credit Base
The Income Credit Base is used solely as a basis for calculating the Income Credit during the Income Credit Period.
Income Credit Period
The period of time over which we calculate the Income Credit.
Ineligible Purchase Payments
Purchase Payments received after the first Contract Year, as discussed in the table under “Eligible Purchase Payments” above.
If your contract was issued between April 30, 2012 and November 11, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, “Ineligible Purchase Payments” are defined as Purchase Payments, or portions thereof, received after the 2nd Contract Year, or that are in excess of the caps discussed in the table under “Eligible Purchase Payments” above for contracts issued between April 30, 2012 and November 11, 2012.
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, “Ineligible Purchase Payments” are defined as Purchase
Payments, or portions thereof, received after the 5th Contract Year, or that are in excess of the caps discussed in the table under “Eligible Purchase Payments” above for contracts issued prior to April 30, 2012.
Investment Requirements
We will allocate 10% of every Purchase Payment and Continuation Contribution, if any, to a fixed interest rate account (the “Secure Value Account”). The remaining 90% of every Purchase Payment and Continuation Contribution, if any, must be allocated by you in accordance with the investment options outlined under Investment Requirements for Optional Living Benefits in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT.
Maximum Annual Withdrawal Amount
The maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero without reducing the Income Base and the Income Credit Base, if applicable.
If your contract was issued prior to April 30, 2012 and you elected the optional SunAmerica Income Plus Living Benefit, the term “Minimum Income Base” is applicable to the Living Benefit and is defined as follows:
Minimum Income Base
The guaranteed minimum amount equal to 200% of the first Benefit Year’s Eligible Purchase Payments to which the Income Base will be increased on the 12th Benefit Year Anniversary provided no withdrawals are taken before the 12th Benefit Year Anniversary. If you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.
The Continuing Spouse, if applicable, is also eligible to receive the Minimum Income Base on the 12th Benefit Year Anniversary if no withdrawals have been taken during the first 12 Benefit Years following the Benefit Effective Date.
How does SunAmerica Income Plus work?
The Living Benefit locks in the greater of two values to determine the Income Base. The Income Base is the basis for the Covered Person(s)’ guaranteed lifetime benefit which must be taken in a series of withdrawals. The Income Base is initially equal to the first Eligible Purchase Payment. While the Income Base is greater than zero, the Income Base is automatically locked in on each Benefit Year Anniversary, to the greater of (1) the highest Anniversary Value, or (2) the current Income Base increased by any available Income Credit. Please see “How can the Income Base and Income Credit Base be increased?” below.
What determines the amount I can receive each year?
The amount that you receive depends on the age of the Covered Person(s) at the time of first withdrawal and whether your contract value is greater than or equal to zero.

While the contract value is greater than zero, the Maximum Annual Withdrawal Percentage represents the percentage of your Income Base used to calculate the Maximum Annual Withdrawal Amount that you may withdraw each Benefit Year without decreasing your Income Base or Income Credit Base, if applicable. The Maximum Annual Withdrawal Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of the first withdrawal.
If your contract value has been reduced to zero or the Latest Annuity Date is reached, the Protected Income Payment Percentage represents the percentage of your Income Base used to calculate the Protected Income Payment that you will receive each year over the remaining lifetime of the Covered Person(s). The Protected Income Payment Percentage differs depending on whether there are one or two Covered Person(s) and the age of the Covered Person(s) at the time of first withdrawal. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” and “What happens to my Living Benefit upon the Latest Annuity Date?” below.
Number of Covered Persons and Age of Covered Person at First Withdrawal*	Maximum Annual Withdrawal Percentage	Protected Income Payment Percentage
One Covered Person (Age 64 and Younger)	4.0%	4.0%
One Covered Person (Ages 65 and older)	5.0%	5.0%
Two Covered Persons (Age 64 and Younger)	3.5%	3.5%
Two Covered Persons (Ages 65 and older)	4.5%	4.5%
*
If there is One Covered Person but there are joint Owners, the Covered Person is the older Owner. If there are Two Covered Persons, the age at first withdrawal is based on the age of the younger of Two Covered Persons.
Are there investment requirements if I elect SunAmerica Income Plus?
Yes. We will allocate 10% of every Purchase Payment and Continuation Contribution, if applicable, to a Fixed Account (“Secure Value Account”). The Secure Value Account is only available for investment for contracts with election of SunAmerica Income Plus. The crediting interest rate on amounts allocated to the Secure Value Account will never be less than the guaranteed minimum interest rate specified in your contract. The crediting interest rate, once established, will not change for each allocation to the Secure Value Account for the duration of the guarantee period. The guarantee period for the Secure Value Account is a one year period that automatically renews every year from the date of each allocation to the Secure Value Account, unless the Living Benefit has been cancelled. Each allocation to the Secure Value Account may have different crediting interest rates.
The remaining 90% of every Purchase Payment and Continuation Contribution, if applicable, must be allocated by you in accordance with the investment requirements in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
After investing 10% in the Secure Value Account, you must comply with the investment requirements by investing the remaining 90% of your Purchase Payments in accordance with one of the two options below either directly or by using an available DCA Fixed Account. If you choose a DCA Fixed Account, you must comply with the investment requirements by investing your target allocations in accordance one of the two options in APPENDIX A – UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT for the investment requirements associated with this optional Living Benefit.
How do my investment requirements impact my feature and contract?
The investment requirements may reduce the need to rely on the guarantees provided by this Living Benefit because they allocate your investment across asset classes and potentially limit exposure to market volatility. As a result, you may have better, or worse, investment returns by allocating your investments more aggressively.
We may revise the investment requirements for any existing contract to the extent that Variable Portfolios are added, deleted, substituted, merged or otherwise reorganized. We will promptly notify you of any changes to the investment requirements due to deletions, substitutions, mergers or reorganizations of the investment options.
Your allocation instructions for the amount not invested in the Secure Value Account accompanying any Purchase Payment as well as your target allocations if you invest in a DCA Fixed Account must comply with the investment requirements, provided under Investment Requirements for Optional Living Benefits in APPENDIX – A UNDERLYING FUNDS AVAILABLE UNDER THE CONTRACT, in order for your application or subsequent Purchase Payment(s) allocation instructions to be considered in Good Order. You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the DCA program to comply with investment requirements. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value.
Rebalancing and Investment Requirements
We will automatically enroll you in the Automatic Asset Rebalancing Program with quarterly rebalancing. If rebalancing instructions are not provided, we will align your rebalancing allocations with your Purchase Payment allocation instructions, or if using a DCA Fixed Account, your target DCA instructions. We require quarterly rebalancing because market performance and transfer and withdrawal activity may result in your contract’s allocations going outside these requirements. Quarterly rebalancing will ensure that your allocation will continue to comply with the investment requirements for this feature.
Automatic transfers and/or systematic withdrawals will not result in rebalancing before the next automatic quarterly rebalancing occurs. The day following any transfer or withdrawal you initiate, we will rebalance in accordance with your most current and compliant Automatic Asset Rebalancing instructions on file. If you do not provide new rebalancing instructions at the time you initiate a transfer, we will update your ongoing rebalancing instructions to reflect the percentage allocations resulting from that transfer (“Default Rebalancing Instructions”) which will replace any previous rebalancing instructions you may have provided.
If at any point, for any reason, your rebalancing instructions would result in allocations inconsistent with the investment requirements listed above, we will revert to the last compliant instructions on file. You can modify your rebalancing instructions, as long as they are consistent with the investment requirements, at any time by calling the Annuity Service Center.
You may not transfer any amounts between the Secure Value Account and the Variable Portfolios or DCA Fixed Accounts. The Secure Value Account may not be used as a target account if you are using the Dollar Cost Averaging program to comply with investment requirements. In addition, we will not rebalance amounts in the Secure Value Account or DCA Fixed Accounts under the Automatic Asset Rebalancing Program. You may not request any specific amount of any withdrawal to be deducted solely from the Secure Value Account. Rather, any withdrawal reduces the amount invested in the Secure Value Account in the same proportion that the withdrawal reduces the contract value. Please see “What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel SunAmerica Income Plus?” below.
What are the factors used to calculate SunAmerica Income Plus?
The benefit offered by SunAmerica Income Plus is calculated by considering the factors described below.
First, we determine the Eligible Purchase Payments. It is important to note that only Purchase Payments made during the first contract year (in the first two years if your contract was issued between April 30, 2012 and November 11, 2012, and in the first five years if your contract was issued prior to April 30, 2012) are taken into consideration in determining the Eligible Purchase Payments. If you anticipate that you will be making Purchase Payments after the first contract year (after the first two years if your contract was issued between April 30, 2012 and November 11, 2012, and after the first five years if your contract was issued prior to April 30, 2012), you should know that those Purchase Payments will not be included in the calculation of the Eligible Purchase Payments or Anniversary Values.
Second, we consider the Income Credit Period. The Income Credit Period is the period of time over which we calculate the Income Credit. The Income Credit Period begins on the Benefit Effective Date and ends 12 years later.
Third, we determine the Anniversary Value which equals your contract value on any Benefit Year Anniversary minus any Ineligible Purchase Payments. The highest Anniversary Value is the current Anniversary Value that is greater than (1) all previous Anniversary Values; and (2) Eligible Purchase Payments.
Fourth, we determine the Income Base which initially is equal to the first Eligible Purchase Payment. The Income Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals. For contracts issued prior to April 30, 2012, if you do not take any withdrawals before the 12th Benefit Year Anniversary, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary. The Minimum Income Base is equal to at least 200% of your first Benefit Year’s Eligible Purchase Payments.
Fifth, we determine the Income Credit Base which is used solely as a basis for calculating the Income Credit during the Income Credit Period. The initial Income Credit Base is equal to the first Eligible Purchase Payment. The Income Credit Base is increased by each subsequent Eligible Purchase Payment, and is reduced proportionately for Excess Withdrawals.
Sixth, we determine the Income Credit.
The Income Credit is equal to the Income Credit rate offered at the time your contract was issued (“Income Credit Percentage”) of the Income Credit Base on each Benefit Year Anniversary during the Income Credit Period. The Income Credit Percentage on the Benefit Year Anniversary is reduced but not eliminated in any Benefit Year in which cumulative withdrawals during the preceding Benefit Year are less than the Income Credit Percentage of the Income Base and not greater than the Maximum Annual Withdrawal Amount.
Seventh, we determine the Maximum Annual Withdrawal Percentage, which represents the maximum percentage of the Income Base that can be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base and the Income Credit Base, if applicable. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment Percentage represents the percentage of the

Income Base you will receive each Benefit Year thereafter until the death of the Covered Person(s).
The Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage are determined by two factors: 1) whether there is one or two Covered Person(s); and 2) the age of the Covered Person at the time of first withdrawal. Additionally, the Protected Income Payment Percentage may differ depending on whether the first withdrawal is taken before age 65 and if a new highest Anniversary Value is achieved on or after the Covered Person(s) 65th birthday.
Please see the table under “What determines the amount I can receive each year?” above for the applicable Maximum Annual Withdrawal Percentage and Protected Income Payment Percentage.
Eighth, we determine the Maximum Annual Withdrawal Amount, which represents the maximum amount that may be withdrawn each Benefit Year while the contract value is greater than zero, without reducing the Income Base, and if applicable, the Income Credit Base. The Maximum Annual Withdrawal Amount is calculated by multiplying the Income Base by the applicable Maximum Annual Withdrawal Percentage. If your contract value is reduced to zero but your Income Base is greater than zero, the Protected Income Payment is determined by multiplying the Income Base by the applicable Protected Income Payment Percentage.
Finally, we determine the Excess Withdrawals, please see “What are the effects of withdrawals on SunAmerica Income Plus?” below.
How can the Income Base and Income Credit Base be increased?
On each Benefit Year Anniversary, the Income Base is automatically increased to the greater of (1) the highest Anniversary Value; or (2) the current Income Base plus the Income Credit, if any. For contracts issued prior to April 30, 2012, the Income Base will be increased to at least the Minimum Income Base on the 12th Benefit Year Anniversary provided no withdrawals have been taken before that anniversary.
On each Benefit Year Anniversary during the Income Credit Period, the Income Credit Base is automatically increased to the highest Anniversary Value, if the Income Base is increased to the highest Anniversary Value. The Income Credit Base is not increased if an Income Credit is added to the Income Base.
Increases to your Income Base and Income Credit Base occur on Benefit Year Anniversaries while the contract value is greater than zero. However, Eligible Purchase Payments increase your Income Base and Income Credit Base at the time they are received. Since highest Anniversary Values are determined only on the Benefit Year Anniversaries, your Income Base and Income Credit Base will not increase if your contract value was higher on days other than the Benefit Year Anniversaries.
Please see “What are the effects of withdrawals on SunAmerica Income Plus?” below.
How do increases and decreases in the Income Base impact the Maximum Annual Withdrawal Amount?
Increases in the Income Base
During the first Contract Year which Eligible Purchase Payments are allocated to your contract, any remaining withdrawals of the Maximum Annual Withdrawal Amount will be based on the increased Maximum Annual Withdrawal Amount reduced by withdrawals previously taken in that Benefit Year. If the Income Base is increased on a Benefit Year Anniversary, the Maximum Annual Withdrawal Amount will be recalculated on that Benefit Year Anniversary by multiplying the increased Income Base by the applicable Maximum Annual Withdrawal Percentage.
Decreases in the Income Base
Excess Withdrawals reduce your Income Base on the date the Excess Withdrawal occurs. Any Excess Withdrawal in a Benefit Year reduces the Income Base in the same proportion by which the contract value is reduced by the Excess Withdrawal. As a result of a reduction of the Income Base, the new Maximum Annual Withdrawal Amount will be equal to the reduced Income Base multiplied by the applicable Maximum Annual Withdrawal Percentage. The last recalculated Maximum Annual Withdrawal Amount in a given Benefit Year is available for withdrawal at the beginning of the next Benefit Year and may be lower than the previous Benefit Year’s Maximum Annual Withdrawal Amount. When the contract value is less than the Income Base, Excess Withdrawals will reduce the Income Base by an amount which is greater than the amount of the Excess Withdrawal. In addition, you will not be eligible for an Income Credit in that Benefit Year. Please see “What are the effects of withdrawals on SunAmerica Income Plus?” below.
What are the effects of withdrawals on SunAmerica Income Plus?
The Maximum Annual Withdrawal Amount, the Income Base and the Income Credit Base may change over time as a result of the timing and amount of withdrawals. For contracts issued prior to April 30, 2012, if you take a withdrawal before the 12th Benefit Year Anniversary, your Income Base is not eligible to be increased to the Minimum Income Base.
Withdrawals during a Benefit Year that in total are less than or equal to the Maximum Annual Withdrawal Amount will not reduce the Income Base or Income Credit Base. However, if you choose to take less than the Maximum Annual Withdrawal Amount in any Benefit Year, you may not carry over the unused amount for withdrawal in subsequent years. Your Maximum Annual Withdrawal

Amount in any year will not be recalculated solely as a result of taking less than the entire Maximum Annual Withdrawal Amount in the prior year. Please note that if you delay taking withdrawals for too long, you may limit the number of remaining years (due to your life expectancy) in which you may take withdrawals.
You should not elect the Living Benefit if you plan to take Excess Withdrawals since those withdrawals may significantly reduce the value of or terminate the Living Benefit.
The impact of withdrawals on specific factors is further explained below:
Income Base and Income Credit Base: If the sum of withdrawals in any Benefit Year exceeds the Maximum Annual Withdrawal Amount, the Income Base and Income Credit Base will be reduced for those withdrawals. For each Excess Withdrawal taken, the Income Base and Income Credit Base are reduced in the same proportion by which the contract value is reduced by the amount in excess of the Maximum Annual Withdrawal Amount. This means that the reduction in the Income Base and Income Credit Base could be more or less than a dollar-for-dollar reduction.
Maximum Annual Withdrawal Amount: The Maximum Annual Withdrawal Amount is recalculated each time there is a change in the Income Base. Accordingly, if the sum of withdrawals in any Benefit Year does not exceed the Maximum Annual Withdrawal Amount for that year, the Maximum Annual Withdrawal Amount will not change for the next year unless your Income Base is increased. If you take an Excess Withdrawal, the Maximum Annual Withdrawal Amount will be recalculated by multiplying the reduced Income Base by the existing Maximum Annual Withdrawal Percentage. This recalculated Maximum Annual Withdrawal Amount is available for withdrawal at the beginning of the next Benefit Year and may be lower than your previous Maximum Annual Withdrawal Amount.
Protected Income Payment: If the Income Base is greater than zero, but the contract value has been reduced to zero due to unfavorable investment performance or withdrawals within the Maximum Annual Withdrawal Amount, we will pay any remaining Maximum Annual Withdrawal Amount for the current Benefit Year. Thereafter, you will receive the Protected Income Payment each year over the remaining lifetime of the Covered Person(s) which is calculated by multiplying the Income Base by the applicable Protected Income Payment Percentage. The Income Base is no longer increased on Benefit Year Anniversaries after the contract value has been reduced to zero. As a result, the
Protected Income Payment is calculated once and will not change. Please see “What happens if the contract value is reduced to zero while the Income Base is greater than zero?” below.
All withdrawals from the contract, including withdrawals taken under this Living Benefit, will reduce your contract value and your death benefit and may impact other provisions of your contract. Unfavorable investment experience and/or fees will also reduce your contract value. In addition, withdrawals under this Living Benefit will reduce the penalty-free withdrawal amount and may be subject to applicable withdrawal charges if in excess of the Maximum Annual Withdrawal Amount. The sum of withdrawals in any Benefit Year up to the Maximum Annual Withdrawal Amount will not be assessed a withdrawal charge. Partial withdrawals under this Living Benefit must be deducted proportionately from each Variable Portfolio and Fixed Account in which you are invested.
What is the fee for SunAmerica Income Plus?
The fee for SunAmerica Income Plus is calculated as a percentage of the Income Base and deducted from the contract value on a quarterly basis beginning on the first Benefit Quarter Anniversary following the Benefit Effective Date. In New York, Oregon, Texas and Washington the charge will be deducted pro-rata from Variable Portfolios only. After the first Benefit Year, on each Benefit Quarter Anniversary, we will (1) deduct the fee in effect for the previous Benefit Quarter; and (2) determine the fee rate applicable to the next Benefit Quarter. Please see fee table below:
Number of Covered Persons	Initial Annual Fee Rate	Maximum Annual Fee Rate	Minimum Annual Fee Rate	Maximum Annualized Fee Rate Decrease or Increase Each Benefit Quarter*
One Covered Person	1.10%	2.20%	0.60%	±0.25%
Two Covered Persons	1.35%	2.70%	0.60%	±0.25%
*
The quarterly fee rate will not decrease or increase by more than 0.0625% each quarter (0.25% / 4).
The initial Annual Fee Rate is guaranteed not to change for the first Benefit Year. Subsequently, the fee rate may change quarterly subject to the parameters identified in the table above. Any fee adjustment is based on a non-discretionary formula tied to the change in the Volatility Index (“VIX®”), an index of market volatility reported by the Chicago Board Options Exchange. If your contract was issued after April 30, 2012, in general, as the average value of the VIX decreases or increases, your fee rate will decrease or increase accordingly, subject to the minimums and maximums identified in the table above using the following non-discretionary formula:
Initial Annual Fee Rate + [[0.05% x (Average Value of the VIX – 20)]]

If your contract was issued prior to April 30, 2012, in general, as the value of the VIX decreases or increases from the previous Benefit Quarter Anniversary, your fee rate will decrease or increase accordingly, subject to the minimums and maximum identified in the table above using the following non-discretionary formula:
Initial Annual Fee Rate + [[0.05% x (Value of the VIX – 20)]]
Should the VIX no longer be appropriate or available, we would substitute the VIX with another measure of market volatility for determining the fee. If we substitute the VIX, we will notify you; however, the maximum and minimum annual fee rates described in this prospectus are guaranteed for the life of your contract.
Since the fee rate is assessed against the Income Base, an increase in the Income Base due to an addition of an Income Credit, higher Anniversary Value or addition of subsequent Eligible Purchase Payments, will result in an increase to the amount of the fee you pay, assuming that the annual fee rate has not decreased as described above. Please note that this means the addition of an Income Credit will lead to paying a higher fee in any given period than without the addition of the Income Credit, and in certain instances, the value of the Income Credit may be more than offset by the amount of the fee. You will be assessed a non-refundable fee each quarter regardless of whether or not you take any withdrawals.
If your contract value falls to zero, the fee will no longer be deducted. We will not assess the quarterly fee if you annuitize your contract or if a death benefit is paid before the end of a Benefit Quarter. If the Living Benefit is still in effect while your contract value is greater than zero, and you surrender your contract, we will assess a pro-rata charge for the fee applicable to the Benefit Quarter in which the surrender occurs if you surrender your contract before the end of a Benefit Quarter. The pro-rata fee is calculated by multiplying the fee by the number of days between the date when the prior fee was last assessed and the date of surrender, divided by the number of days between the prior and the next Benefit Quarter Anniversaries.
What happens if the contract value is reduced to zero while the Income Base is greater than zero?
If the contract value is reduced to zero but the Income Base is greater than zero, we will pay the remaining Maximum Annual Withdrawal Amount for that Benefit Year. Thereafter we will pay the Protected Income Payment over the remaining lifetime of the Covered Person(s).
If an Excess Withdrawal reduces your contract value to zero, no further benefits are payable under the contract and your contract along with the Living Benefit will terminate.
If your contract value is reduced to zero, you may no longer make subsequent Purchase Payments or transfers, and no death benefit is payable. Therefore, you should be aware that, particularly during times of unfavorable investment performance, withdrawals taken under the Living Benefit may reduce the contract value to zero, thereby terminating any other benefits of the contract. In addition, an Income Credit is not available if the contract value is reduced to zero, even if a benefit remains payable.
When the contract value equals zero but the Income Base is greater than zero, to receive any remaining Living Benefit, you must select one of the following:
1.
The Protected Income Payment divided equally and paid on a monthly, quarterly, semi-annual or annual frequency as selected by you until the date of death of the Covered Person(s); or
2.
Any option mutually agreeable between you and us.
Once you elect an option above, it cannot be changed. If you do not select an option above, the remaining benefit will be paid as option 1 above. This amount will be divided equally and paid on a quarterly basis until the date of death of the Covered Person(s). No amount is payable thereafter.

ADDITIONAL IMPORTANT INFORMATION APPLICABLE TO POLARIS INCOME BUILDER AND SUNAMERICA INCOME PLUS

If I own a Qualified contract, how do Required Minimum Distributions impact my Living Benefit?
As the original Owner, or Continuing Spouse (two Covered Persons elected) electing to treat the annuity contract as their own, if you are taking required minimum distributions (“RMD”) from this contract, and the amount of the RMD (based only on the contract to which the feature is elected and using the Uniform Lifetime Table or Joint Life Expectancy Table from the regulations under the Internal Revenue Code) is greater than the Maximum Annual Withdrawal Amount in any given Benefit Year, no portion of the RMD will be treated as an Excess Withdrawal.
We will provide RMD favorable treatment, in each Benefit Year, to the greater of the Maximum Annual Withdrawal Amount or the RMD amount. Any portion of a withdrawal in a Benefit Year which exceeds the greater of the Maximum Annual Withdrawal Amount or RMD amount will be considered an Excess Withdrawal. If you must take RMD from this contract and want to ensure that these withdrawals will not permanently reduce future withdrawal amounts, your total distribution(s) during the current contract year must not exceed the greater of the Maximum Annual Withdrawal Amount under the Living Benefit or the RMD amount as calculated by our Annuity Service Center. Therefore, if you plan to take an Excess Withdrawal, then this feature may not be appropriate for you.
The age at which you must begin taking RMDs is 73 (if you were born January 1, 1951 or later), 72 (if you were born on or after July 1, 1949, and before January 1, 1951), or 70 ½ (if you were born before July 1, 1949).

If you are transferring from another company and have already reached the age you must begin taking RMDs, you should take the current tax year’s RMD prior to the transfer, as we cannot systematically calculate the RMD as we do not possess the valuation for the previous year end. Further, if you are turning the age you must begin taking RMDs, you should know that although tax code allows for deferral of the first withdrawal to April of the tax year following your attainment of the age you must begin taking RMDs, doing so may result in subsequent withdrawals being treated as Excess Withdrawals for that Benefit Year.
If you have elected Polaris Income Builder, no Income Credit will be included in the calculation of the Income Base when an RMD is taken.
If you have elected SunAmerica Income Plus, an Income Credit will be included in determining any Income Base increase in that Benefit Year if the RMD amount taken is greater than the Maximum Annual Withdrawal Amount, but less than the Income Credit which equals 5.5% of the Income Base if your contract was issued between February 11, 2013 and April 30, 2013, 5.25% of the Income Base if your contract was issued between June 25, 2012 and February 10, 2013, and 6% of the Income Base if your contract was issued prior to June 25, 2012.
What happens to my Living Benefit upon a spousal continuation if I elected one Covered Person and if the contract value is greater than zero?
If there is one Covered Person and that person dies, the surviving spousal joint Owner or spousal beneficiary may elect to:
1.
Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.
Continue the contract if the contract value is greater than zero, without the Living Benefit and its corresponding fee.
What happens to my Living Benefit upon a spousal continuation if I elected two Covered Persons and the contract value is greater than zero?
If there are two Covered Persons, upon the death of one Covered Person, the surviving Covered Person may elect to:
1.
Make a death claim if the contract value is greater than zero, which terminates the Living Benefit and the contract; or
2.
Continue the contract with the Living Benefit and its corresponding fee for two Covered Persons.
The components of the Living Benefit in effect at the time of spousal continuation will not change. The surviving Covered Person can elect to receive withdrawals in accordance with the provisions of the Living Benefit elected based on the age of the younger Covered Person at the time the first withdrawal was taken. If no withdrawals were taken prior to the spousal continuation, the Maximum Annual Withdrawal Percentage and the Protected Income Payment Percentage will be based on the age of the surviving Covered Person at the time the first withdrawal is taken. Please see “How does Polaris Income Builder work?” and “How does SunAmerica Income Plus work?” above.
If spousal continuation occurs, the Continuing Spouse will continue to receive any increases to the Income Base for highest Anniversary Values, or if applicable, any Income Credit during the Income Credit Period, while the contract value is greater than zero.
Can a non-spousal Beneficiary elect to receive any remaining benefits under my Living Benefit upon the death of the second spouse?
No. Upon the death of the Covered Person(s), if the contract value is greater than zero, a non-spousal Beneficiary must make an election under the death benefit provisions of the contract, which terminates the Living Benefit.
What happens to my Living Benefit upon the Latest Annuity Date?
If the contract value and the Income Base are greater than zero on the Latest Annuity Date, you begin the Income Phase and therefore, you must select one of the following annuity income options:
1.
Annuitize the contract value under the contract’s annuity provisions as described under ANNUITY INCOME OPTIONS; or
2.
Annuitize the contract and elect to receive the current Maximum Annual Withdrawal Amount as of the Latest Annuity Date for a fixed period while you are alive. The fixed period is determined by dividing the contract value on the Latest Annuity Date by the Maximum Annual Withdrawal Amount. Any applicable Premium Taxes will be deducted from the contract value prior to determining the fixed period. After that fixed period ends, you will receive the Protected Income Payment, which is calculated by multiplying the Income Base as of the Latest Annuity Date by the applicable Protected Income Payment Percentage, paid until the death(s) of the Covered Person(s). The Maximum Annual Withdrawal Amount fixed period payments and the subsequent Protected Income Payments will be divided equally on a monthly, quarterly, semi-annual or annual frequency, as selected by you.
3.
Any annuity income option mutually agreeable between you and us.
Once you begin the Income Phase by electing one of the annuity income payment options above, the Income Base will no longer be adjusted either for highest Anniversary Values or additional Income Credits.
If you do not elect an option listed above, on the Latest Annuity Date, we will annuitize the contract value in accordance with Option 2 above.
Can I elect to cancel my Living Benefit?
The Living Benefit may not be cancelled by you prior to the 5th Benefit Year Anniversary unless you surrender your contract. The Living Benefit may be cancelled by you on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table below.
Cancellation Request Received	Cancellation Effective Date
Years 1-5	5th Benefit Year Anniversary
Years 5+	Benefit Quarter Anniversary following the receipt of the cancellation request
Once cancellation is effective, the guarantees under the Living Benefit are terminated. In addition, the investment requirements for the Living Benefit will no longer apply to your contract. You may not re-elect or reinstate the Living Benefit after cancellation.
If there are two Covered Persons, upon the death of the first Covered Person, the surviving Covered Person (generally, the Continuing Spouse) may cancel the Living Benefit on or after the 5th Benefit Year Anniversary and the cancellation will be effective as outlined in the table above. Upon the cancellation effective date of the Living Benefit, there will be one final fee applicable to the same Benefit Quarter in which the cancellation occurs, on the Benefit Quarter Anniversary. Thereafter, the fee will no longer be charged.
What happens to the Secure Value Account and Automatic Asset Rebalancing Program instructions if I elect to cancel my Living Benefit?
Amounts allocated to the Secure Value Account will be automatically transferred to the 1-Year Fixed Account, if available. If the 1-Year Fixed Account is not available, amounts will be transferred to a money market portfolio. From the day following the automated transfer from the Secure Value Account, you may transfer this amount to another available investment option under the contract for a period of 90 days during which the transfer will not count against the annual number of free transfers or U.S. Mail transfers, or incur a transfer fee. You may move your funds out of the money market portfolio at any time.
The Automatic Asset Rebalancing Program and your instructions on file will not be terminated or changed upon cancellation of your Living Benefit. Amounts transferred from the Secure Value Account into the 1-Year Fixed Account or a money market portfolio will not impact the Automatic Asset Rebalancing Program instructions on file and that transfer will not result in new Default Rebalancing Instructions. On or after cancellation of these features, you may provide new rebalancing instructions or you may choose to terminate the Automatic Asset Rebalancing Program by contacting the Annuity Service Center. Please see APPENDIX B — STATE CONTRACT AVAILABILITY AND/OR VARIABILITY for state specific information regarding amounts allocated to the Secure Value Account and Automatic Asset Allocation Rebalancing Program upon cancellation of any Living Benefit.
Are there circumstances under which my Living Benefit will be automatically cancelled?
The Living Benefit will automatically be cancelled upon the occurrence of one of the following:
(i)
Annuitization of the contract; or
(ii)
Termination or surrender of the contract; or
(iii)
A death benefit is paid resulting in the contract being terminated; or
(iv)
An Excess Withdrawal that reduces the Contract Value and Income Base to zero; or
(v)
Death of the Covered Person, if only one is elected; or, if two Covered Persons are elected, death of the surviving Covered Person; or
(vi)
A change that removes all Covered Persons from the contract except as noted below under “Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?”; or
(vii)
A Change of the Owner or Assignment; or
(viii)
You elect to cancel Your Living Benefit.
If a change of ownership occurs from a natural person to a non-natural entity, the original natural Owner(s) must also be the Annuitant(s) after the ownership change to prevent termination of the Living Benefit. A change of ownership from a non-natural entity to a natural person can only occur if the new natural Owner(s) was the original natural Annuitant(s) in order to prevent termination of the Living Benefit. Any ownership change is contingent upon prior review and approval by the Company.
Are there circumstances under which guaranteed withdrawals for two Covered Persons, if elected, terminate for one of the Covered Persons?
Under any of the following circumstances, the Living Benefit will provide a guarantee for one Covered Person and not the lifetime of the other Covered Person:
1.
One of the two Covered Persons is removed from the contract, due to reasons other than death; or
2.
The original spousal joint Owners or spousal beneficiary, who are the Covered Persons, are no longer married at the time of death of the first spouse.
Under these circumstances, the fee for the Living Benefit based on two Covered Persons will continue to be charged and the guaranteed withdrawals based on two Covered Persons are payable for one Covered Person only. However, the remaining Covered Person may choose to terminate the Living Benefit as described under “Can I elect to cancel my Living Benefit?” above.
Any amounts that we may pay under the feature in excess of your contract value are subject to the Company’s financial strength and claims-paying ability.

Appendix H – Death Benefits Following Spousal Continuation for contracts issued prior to SEPTEMBER 9, 2019

If your contract was issued between May 13, 2019 and September 8, 2019 and you elected the Polaris Income Builder Daily Flex Living Benefit, please see APPENDIX E – DEATH BENEFITS FOLLOWING SPOUSAL CONTINUATION.
The following details the death benefit payable upon the Continuing Spouse’s death. The death benefit we will pay to the new Beneficiary chosen by the Continuing Spouse varies depending on the death benefit option elected by the original Owner of the contract, whether the Living Benefit was elected, the age of the Continuing Spouse as of the Continuation Date and the Continuing Spouse’s date of death.
Capitalized terms used in this Appendix have the same meaning as they have in the prospectus.
We define “Continuation Purchase Payment” as Purchase Payments made on or after the Continuation Date.
The term “withdrawals” as used in describing the death benefits is defined as withdrawals and the fees and charges applicable to those withdrawals.
The term “Withdrawal Adjustment” is used, if the Living Benefit had been elected, to describe the way in which the amount of the death benefit will be adjusted for withdrawals depending on the amount of the withdrawal. If cumulative withdrawals for the current contract year are less than or equal to the Maximum Annual Withdrawal Amount, the amount of adjustment will equal the amount of each withdrawal. If cumulative withdrawals for the current contract year are in excess of the Maximum Annual Withdrawal Amount, the contract value and the death benefit are first reduced by the Maximum Annual Withdrawal Amount. The resulting death benefit is further adjusted by the withdrawal amount in excess of the Maximum Annual Withdrawal Amount by the percentage by which the Excess Withdrawal reduced the resulting contract value.
The Company will not accept Purchase Payments from anyone age 86 or older. Therefore, the death benefit calculations described below assume that no Purchase Payments are received on or after the Continuing Spouse’s 86th birthday. We will not accept Continuation Purchase Payments on or after the first contract anniversary if the Living Benefit feature was elected.
The standard death benefit and the optional Maximum Anniversary Value death benefit are calculated differently depending on whether the original Owner had elected the Living Benefit described above.
A.
Standard Death Benefit Payable Upon Continuing Spouse’s Death:
The following describes the standard death benefit without election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
The following describes the standard death benefit with election of the Living Benefit:
If the Continuing Spouse is age 85 or younger on the Continuation Date, the death benefit will be the greater of:
1.
Contract value; or
2.
Continuation Purchase Payments received prior to the first contract anniversary reduced by:
a.
any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.
any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated; and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit will be contract value.
B. Maximum Anniversary Value Death Benefit Payable
  Upon Continuing Spouse’s Death:
If the Continuing Spouse is age 80 or younger on the Continuation Date, regardless of whether a Living Benefit was elected, then upon the death of the Continuing Spouse, the death benefit is the greatest of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for withdrawals in the same proportion that the withdrawal reduced contract value on that date of such withdrawal; or
3.
Maximum anniversary value on any contract anniversary that occurred after the Continuation Date, but prior to the earlier of the Continuing
H-1

Spouse’s 83rd birthday or date of death. The anniversary value for any year is equal to the contract value on the applicable contract anniversary, plus Continuation Purchase Payments received since that anniversary date but prior to the Continuing Spouse’s 86th birthday, and reduced for any withdrawals since that contract anniversary in the same proportion that the contract value was reduced on the date of such withdrawal. We will not accept Continuation Purchase Payments on or after the first contract anniversary if the Living Benefit was elected.
If the Continuing Spouse is age 81-85 on the Continuation Date and no Living Benefit was elected, then the death benefit will be the greater of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the Continuing Spouse’s 86th birthday, reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal.
If the Continuing Spouse is age 81-85 on the Continuation Date and the Living Benefit was elected, then the death benefit will be the greater of:
1.
Contract value; or
2.
Contract value on the Continuation Date, plus Continuation Purchase Payments received prior to the earlier of the first contract anniversary or the Continuing Spouse’s 86th birthday, reduced by:
a.
any Withdrawal Adjustments after the Continuation Date if the Living Benefit has not terminated; or
b.
any Withdrawal Adjustments after the Continuation Date prior to the date the Living Benefit was terminated and reduced for any withdrawals in the same proportion that the withdrawal reduced the contract value on the date of such withdrawal on or after the date the Living Benefit was terminated.
If the Continuing Spouse is age 86 or older on the Continuation Date, the death benefit is equal to the contract value and the fee for the Maximum Anniversary Value death benefit will no longer be deducted as of the Continuation Date.
H-2

Appendix I – Historical Rates for Polaris Income Daily EDGE Living Benefit

This Appendix provides historical rates and percentages for Polaris Income Daily Edge Living Benefit for contracts purchased prior to the date of this prospectus. For contracts purchased on or after the date of this prospectus, rates and percentages are disclosed in the Rate Sheet Supplement that must accompany this prospectus.
For contracts with applications signed on or after August 28, 2023 and before April 29, 2024:
Initial Annual Fee Rate
Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.60%
Two Covered Persons	1.60%
Income Growth Rate
The annual Income Growth Rate is 8.50%
Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 45 and older but before Age 46	3.25%	2.75%
Age 46 and older but before Age 47	3.40%	2.90%
Age 47 and older but before Age 48	3.55%	3.05%
Age 48 and older but before Age 49	3.70%	3.20%
Age 49 and older but before Age 50	3.85%	3.35%
Age 50 and older but before Age 51	4.00%	3.50%
Age 51 and older but before Age 52	4.15%	3.65%
Age 52 and older but before Age 53	4.30%	3.80%
Age 53 and older but before Age 54	4.45%	3.95%
Age 54 and older but before Age 55	4.60%	4.10%
Age 55 and older but before Age 56	4.75%	4.25%
Age 56 and older but before Age 57	4.90%	4.40%
Age 57 and older but before Age 58	5.05%	4.55%
Age 58 and older but before Age 59	5.20%	4.70%
Age 59 and older but before Age 60	5.35%	4.85%
Age 60 and older but before Age 61	5.50%	5.00%

Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 61 and older but before Age 62	5.60%	5.00%
Age 62 and older but before Age 63	5.70%	5.10%
Age 63 and older but before Age 64	5.80%	5.20%
Age 64 and older but before Age 65	5.90%	5.30%
Age 65 and older but before Age 66	6.00%	5.40%
Age 66 and older but before Age 67	6.05%	5.50%
Age 67 and older but before Age 68	6.10%	5.55%
Age 68 and older but before Age 69	6.15%	5.60%
Age 69 and older but before Age 70	6.20%	5.65%
Age 70 and older but before Age 71	6.25%	5.70%
Age 71 and older but before Age 72	6.30%	5.75%
Age 72 and older but before Age 73	6.35%	5.85%
Age 73 and older but before Age 74	6.40%	5.90%
Age 74 and older but before Age 75	6.45%	5.95%
Age 75 and older but before Age 76	6.50%	6.00%
Age 76 and older but before Age 77	6.55%	6.05%
Age 77 and older but before Age 78	6.60%	6.10%
Age 78 and older but before Age 79	6.65%	6.15%
Age 79 and older but before Age 80	6.70%	6.20%
Age 80 and older	6.75%	6.25%
(1)
If there are two Covered Persons, the Income Percentage is based on the Age of the younger Covered Person.
(2)
The Income Percentage referenced in the table above that corresponds to the Covered Person’s Age upon allocation of each Subsequent Purchase Payment is used to calculate the upcoming Guaranteed Lifetime Income Percentage based on the amount of each Subsequent Purchase Payment.
For contracts with applications signed on or after January 30, 2023 and before August 28, 2023:
Initial Annual Fee Rate
Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.60%
Two Covered Persons	1.60%
Income Growth Rate
The annual Income Growth Rate is 8.00%

Income Percentages Table
Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 45 and older but before Age 46	2.85%	2.35%
Age 46 and older but before Age 47	3.00%	2.50%
Age 47 and older but before Age 48	3.15%	2.65%
Age 48 and older but before Age 49	3.30%	2.80%
Age 49 and older but before Age 50	3.45%	2.95%
Age 50 and older but before Age 51	3.60%	3.10%
Age 51 and older but before Age 52	3.75%	3.25%
Age 52 and older but before Age 53	3.90%	3.40%
Age 53 and older but before Age 54	4.05%	3.55%
Age 54 and older but before Age 55	4.20%	3.70%
Age 55 and older but before Age 56	4.35%	3.85%
Age 56 and older but before Age 57	4.50%	4.00%
Age 57 and older but before Age 58	4.65%	4.15%
Age 58 and older but before Age 59	4.80%	4.30%
Age 59 and older but before Age 60	4.95%	4.45%
Age 60 and older but before Age 61	5.10%	4.60%

Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 61 and older but before Age 62	5.20%	4.70%
Age 62 and older but before Age 63	5.30%	4.80%
Age 63 and older but before Age 64	5.40%	4.90%
Age 64 and older but before Age 65	5.50%	5.00%
Age 65 and older but before Age 66	5.60%	5.10%
Age 66 and older but before Age 67	5.65%	5.15%
Age 67 and older but before Age 68	5.70%	5.20%
Age 68 and older but before Age 69	5.75%	5.25%
Age 69 and older but before Age 70	5.80%	5.30%
Age 70 and older but before Age 71	5.85%	5.35%
Age 71 and older but before Age 72	5.90%	5.40%
Age 72 and older but before Age 73	5.95%	5.45%
Age 73 and older but before Age 74	6.00%	5.50%
Age 74 and older but before Age 75	6.05%	5.55%
Age 75 and older but before Age 76	6.10%	5.60%
Age 76 and older but before Age 77	6.15%	5.65%
Age 77 and older but before Age 78	6.20%	5.70%
Age 78 and older but before Age 79	6.25%	5.75%
Age 79 and older but before Age 80	6.30%	5.80%
Age 80 and older	6.35%	5.85%
(1)
If there are two Covered Persons, the Income Percentage is based on the Age of the younger Covered Person.
(2)
The Income Percentage referenced in the table above that corresponds to the Covered Person’s Age upon allocation of each Subsequent Purchase Payment is used to calculate the upcoming Guaranteed Lifetime Income Percentage based on the amount of each Subsequent Purchase Payment.
For contracts with applications signed on or after May 23, 2022 and before January 30, 2023:
Initial Annual Fee Rate
Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.60%
Two Covered Persons	1.60%
Income Growth Rate
The annual Income Growth Rate is 7.00%

Income Percentages Table
Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 45 and older but before Age 46	2.75%	2.25%
Age 46 and older but before Age 47	2.90%	2.40%
Age 47 and older but before Age 48	3.05%	2.55%
Age 48 and older but before Age 49	3.20%	2.70%
Age 49 and older but before Age 50	3.35%	2.85%
Age 50 and older but before Age 51	3.50%	3.00%
Age 51 and older but before Age 52	3.65%	3.15%
Age 52 and older but before Age 53	3.80%	3.30%
Age 53 and older but before Age 54	3.95%	3.45%
Age 54 and older but before Age 55	4.10%	3.60%
Age 55 and older but before Age 56	4.25%	3.75%
Age 56 and older but before Age 57	4.40%	3.90%
Age 57 and older but before Age 58	4.55%	4.05%
Age 58 and older but before Age 59	4.70%	4.20%
Age 59 and older but before Age 60	4.85%	4.35%
Age 60 and older but before Age 61	5.00%	4.50%

Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 61 and older but before Age 62	5.10%	4.60%
Age 62 and older but before Age 63	5.20%	4.70%
Age 63 and older but before Age 64	5.30%	4.80%
Age 64 and older but before Age 65	5.40%	4.90%
Age 65 and older but before Age 66	5.50%	5.00%
Age 66 and older but before Age 67	5.55%	5.05%
Age 67 and older but before Age 68	5.60%	5.10%
Age 68 and older but before Age 69	5.65%	5.15%
Age 69 and older but before Age 70	5.70%	5.20%
Age 70 and older but before Age 71	5.75%	5.25%
Age 71 and older but before Age 72	5.80%	5.30%
Age 72 and older but before Age 73	5.85%	5.35%
Age 73 and older but before Age 74	5.90%	5.40%
Age 74 and older but before Age 75	5.95%	5.45%
Age 75 and older but before Age 76	6.00%	5.50%
Age 76 and older but before Age 77	6.05%	5.55%
Age 77 and older but before Age 78	6.10%	5.60%
Age 78 and older but before Age 79	6.15%	5.65%
Age 79 and older but before Age 80	6.20%	5.70%
Age 80 and older	6.25%	5.75%
(1)
If there are two Covered Persons, the Income Percentage is based on the Age of the younger Covered Person.
(2)
The Income Percentage referenced in the table above that corresponds to the Covered Person’s Age upon allocation of each Subsequent Purchase Payment is used to calculate the upcoming Guaranteed Lifetime Income Percentage based on the amount of each Subsequent Purchase Payment.
For contracts with applications signed on or after May 2, 2022 and before May 23, 2022:
Initial Annual Fee Rate
Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.60%
Two Covered Persons	1.60%
Income Growth Rate
The annual Income Growth Rate is 5.50%

Income Percentages Table
Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 45 and older but before Age 46	2.30%	1.80%
Age 46 and older but before Age 47	2.45%	1.95%
Age 47 and older but before Age 48	2.60%	2.10%
Age 48 and older but before Age 49	2.75%	2.25%
Age 49 and older but before Age 50	2.90%	2.40%
Age 50 and older but before Age 51	3.05%	2.55%
Age 51 and older but before Age 52	3.20%	2.70%
Age 52 and older but before Age 53	3.35%	2.85%
Age 53 and older but before Age 54	3.50%	3.00%
Age 54 and older but before Age 55	3.65%	3.15%
Age 55 and older but before Age 56	3.80%	3.30%
Age 56 and older but before Age 57	3.95%	3.45%
Age 57 and older but before Age 58	4.10%	3.60%
Age 58 and older but before Age 59	4.25%	3.75%
Age 59 and older but before Age 60	4.40%	3.90%
Age 60 and older but before Age 61	4.55%	4.05%

Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 61 and older but before Age 62	4.70%	4.20%
Age 62 and older but before Age 63	4.85%	4.35%
Age 63 and older but before Age 64	5.00%	4.50%
Age 64 and older but before Age 65	5.15%	4.65%
Age 65 and older but before Age 66	5.30%	4.80%
Age 66 and older but before Age 67	5.35%	4.85%
Age 67 and older but before Age 68	5.40%	4.90%
Age 68 and older but before Age 69	5.45%	4.95%
Age 69 and older but before Age 70	5.50%	5.00%
Age 70 and older but before Age 71	5.55%	5.05%
Age 71 and older but before Age 72	5.60%	5.10%
Age 72 and older but before Age 73	5.65%	5.15%
Age 73 and older but before Age 74	5.70%	5.20%
Age 74 and older but before Age 75	5.75%	5.25%
Age 75 and older but before Age 76	5.80%	5.30%
Age 76 and older but before Age 77	5.85%	5.35%
Age 77 and older but before Age 78	5.90%	5.40%
Age 78 and older but before Age 79	5.95%	5.45%
Age 79 and older but before Age 80	6.00%	5.50%
Age 80 and older	6.05%	5.55%
(1)
If there are two Covered Persons, the Income Percentage is based on the Age of the younger Covered Person.
(2)
The Income Percentage referenced in the table above that corresponds to the Covered Person’s Age upon allocation of each Subsequent Purchase Payment is used to calculate the upcoming Guaranteed Lifetime Income Percentage based on the amount of each Subsequent Purchase Payment.
For contracts with applications signed on or after February 22, 2022 and before May 2, 2022:
Initial Annual Fee Rate
Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.60%
Two Covered Persons	1.60%
Income Growth Rate
The annual Income Growth Rate is 5.50%

Income Percentages Table
Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 45 and older but before Age 46	2.30%	1.80%
Age 46 and older but before Age 47	2.45%	1.95%
Age 47 and older but before Age 48	2.60%	2.10%
Age 48 and older but before Age 49	2.75%	2.25%
Age 49 and older but before Age 50	2.90%	2.40%
Age 50 and older but before Age 51	3.05%	2.55%
Age 51 and older but before Age 52	3.20%	2.70%
Age 52 and older but before Age 53	3.35%	2.85%
Age 53 and older but before Age 54	3.50%	3.00%
Age 54 and older but before Age 55	3.65%	3.15%
Age 55 and older but before Age 56	3.80%	3.30%
Age 56 and older but before Age 57	3.95%	3.45%
Age 57 and older but before Age 58	4.10%	3.60%
Age 58 and older but before Age 59	4.25%	3.75%
Age 59 and older but before Age 60	4.40%	3.90%
Age 60 and older but before Age 61	4.55%	4.05%

Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 61 and older but before Age 62	4.70%	4.20%
Age 62 and older but before Age 63	4.85%	4.35%
Age 63 and older but before Age 64	5.00%	4.50%
Age 64 and older but before Age 65	5.15%	4.65%
Age 65 and older but before Age 66	5.30%	4.80%
Age 66 and older but before Age 67	5.35%	4.85%
Age 67 and older but before Age 68	5.40%	4.90%
Age 68 and older but before Age 69	5.45%	4.95%
Age 69 and older but before Age 70	5.50%	5.00%
Age 70 and older but before Age 71	5.55%	5.05%
Age 71 and older but before Age 72	5.60%	5.10%
Age 72 and older but before Age 73	5.65%	5.15%
Age 73 and older but before Age 74	5.70%	5.20%
Age 74 and older but before Age 75	5.75%	5.25%
Age 75 and older but before Age 76	5.80%	5.30%
Age 76 and older but before Age 77	5.85%	5.35%
Age 77 and older but before Age 78	5.90%	5.40%
Age 78 and older but before Age 79	5.95%	5.45%
Age 79 and older but before Age 80	6.00%	5.50%
Age 80 and older	6.05%	5.55%
(1)
If there are two Covered Persons, the Income Percentage is based on the Age of the younger Covered Person.
(2)
The Income Percentage referenced in the table above that corresponds to the Covered Person’s Age upon allocation of each Subsequent Purchase Payment is used to calculate the upcoming Guaranteed Lifetime Income Percentage based on the amount of each Subsequent Purchase Payment.
For contracts with applications signed on or after January 24, 2022 and before February 22, 2022:
Initial Annual Fee Rate
Number of Covered Person(s)	Initial Annual Fee Rate
One Covered Person	1.60%
Two Covered Persons	1.60%
Income Growth Rate
The annual Income Growth Rate is 5.50%

Income Percentages Table
Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 45 and older but before Age 46	2.15%	1.65%
Age 46 and older but before Age 47	2.30%	1.80%
Age 47 and older but before Age 48	2.45%	1.95%
Age 48 and older but before Age 49	2.60%	2.10%
Age 49 and older but before Age 50	2.75%	2.25%
Age 50 and older but before Age 51	2.90%	2.40%
Age 51 and older but before Age 52	3.05%	2.55%
Age 52 and older but before Age 53	3.20%	2.70%
Age 53 and older but before Age 54	3.35%	2.85%
Age 54 and older but before Age 55	3.50%	3.00%
Age 55 and older but before Age 56	3.65%	3.15%
Age 56 and older but before Age 57	3.80%	3.30%
Age 57 and older but before Age 58	3.95%	3.45%
Age 58 and older but before Age 59	4.10%	3.60%
Age 59 and older but before Age 60	4.25%	3.75%
Age 60 and older but before Age 61	4.40%	3.90%

Covered Person(s) Age as of Contract Date and/or upon allocation of Subsequent Purchase Payment, if applicable(1)	Income Percentage(2)
	One Covered Person	Two Covered Persons
Age 61 and older but before Age 62	4.55%	4.05%
Age 62 and older but before Age 63	4.70%	4.20%
Age 63 and older but before Age 64	4.85%	4.35%
Age 64 and older but before Age 65	5.00%	4.50%
Age 65 and older but before Age 66	5.15%	4.65%
Age 66 and older but before Age 67	5.20%	4.70%
Age 67 and older but before Age 68	5.25%	4.75%
Age 68 and older but before Age 69	5.30%	4.80%
Age 69 and older but before Age 70	5.35%	4.85%
Age 70 and older but before Age 71	5.40%	4.90%
Age 71 and older but before Age 72	5.45%	4.95%
Age 72 and older but before Age 73	5.50%	5.00%
Age 73 and older but before Age 74	5.55%	5.05%
Age 74 and older but before Age 75	5.60%	5.10%
Age 75 and older but before Age 76	5.65%	5.15%
Age 76 and older but before Age 77	5.70%	5.20%
Age 77 and older but before Age 78	5.75%	5.25%
Age 78 and older but before Age 79	5.80%	5.30%
Age 79 and older but before Age 80	5.85%	5.35%
Age 80 and older	5.90%	5.40%
(1)
If there are two Covered Persons, the Income Percentage is based on the Age of the younger Covered Person.
(2)
The Income Percentage referenced in the table above that corresponds to the Covered Person’s Age upon allocation of each Subsequent Purchase Payment is used to calculate the upcoming Guaranteed Lifetime Income Percentage based on the amount of each Subsequent Purchase Payment.

The Statement of Additional Information (SAI) contains additional information about the contract, the Company, and the Separate Account, including financial statements. The SAI is dated the same date as this prospectus, and the SAI is incorporated by reference into this prospectus. You may request a free copy of the SAI or submit inquiries by:
•
Mailing: Annuity Service Center, P.O. Box 15570, Amarillo, Texas 79105-5570
•
Calling: (855) 421-2692
•
Visiting: www.corebridgefinancial.com/ProductProspectuses
You may also obtain other information about the Separate Account on the SEC’s website at www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier: C000124652

STATEMENT OF ADDITIONAL INFORMATION
INDIVIDUAL FIXED AND VARIABLE DEFERRED ANNUITY CONTRACT
ISSUED BY
AMERICAN GENERAL LIFE INSURANCE COMPANY
IN CONNECTION WITH
VARIABLE ANNUITY ACCOUNT SEVEN
POLARIS PLATINUM O-SERIES VARIABLE ANNUITY
This Statement of Additional Information is not a prospectus; it should be read with the prospectus, dated April 29, 2024, relating to the annuity contracts described above. A copy of the prospectus may be obtained without charge by calling (855) 421-2692, visiting www.corebridgefinancial.com/ProductProspectuses, or writing us at:
AMERICAN GENERAL LIFE INSURANCE COMPANY
ANNUITY SERVICE CENTER
P.O. BOX 15570
AMARILLO, TEXAS 79105-5570
April 29, 2024

Separate Account and the Company
American General Life Insurance Company (“AGL” or the “Company”) is a stock life insurance company organized under the laws of the State of Texas on April 11, 1960. AGL is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc.’s (“AIG”) share ownership of Corebridge, the publicly-traded parent company of AGL, and the rights granted to AIG by Corebridge as part of a separation agreement between AIG and Corebridge, provide AIG with control over Corebridge's corporate and business activities.
On December 31, 2012, SunAmerica Annuity and Life Assurance Company (“SunAmerica Annuity”), American General Assurance Company (“AGAC”), American General Life and Accident Insurance Company (“AGLA”), American General Life Insurance Company of Delaware (“AGLD”), SunAmerica Life Insurance Company (“SALIC”) and Western National Life Insurance Company, (“WNL”), affiliates of American General Life Insurance Company, merged with and into American General Life Insurance Company (“Merger”). Prior to this date, the Polaris Platinum O-Series contracts were issued by SunAmerica Annuity in all states except New York.
Variable Annuity Account Seven (“Separate Account”) was originally established by Anchor National Life Insurance Company (“Anchor National”) on August 28, 1998, pursuant to the provisions of Arizona law, as a segregated asset account of Anchor National. Effective March 1, 2003, Anchor National changed its name to AIG SunAmerica Life Assurance Company (“SunAmerica Life”). Effective July 20, 2009, SunAmerica Life changed its name to SunAmerica Annuity and Life Assurance Company. These were name changes only and did not affect the substance of any contract. Prior to December 31, 2012, the Separate Account was a separate account of SunAmerica Annuity. On December 31, 2012, and in conjunction with the merger of AGL and SunAmerica Annuity, the Separate Account was transferred to and became a Separate Account of AGL under Texas law.
The Separate Account meets the definition of a “Separate Account” under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of the management of the Separate Account or the Company by the SEC.
The assets of the Separate Account are the property of the Company. However, the assets of the Separate Account, equal to its reserves and other contract liabilities, are not chargeable with liabilities arising out of any other business the Company may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to other income, gains, or losses of the Company.
The Separate Account is divided into Variable Portfolios, with the assets of each Variable Portfolio invested in the shares of one of the Underlying Funds. The Company does not guarantee the investment performance of the Separate Account, its Variable Portfolios or the Underlying Funds. Values allocated to the Separate Account and the amount of variable annuity income payments will vary with the values of shares of the Underlying Funds, and are also reduced by contract charges and fees.
The basic objective of a variable annuity contract is to provide variable annuity income payments which will be to some degree responsive to changes in the economic environment, including inflationary forces and changes in rates of return available from various types of investments. The contract is designed to seek to accomplish this objective by providing that variable annuity income payments will reflect the investment performance of the Separate Account with respect to amounts allocated to it both before and after the Annuity Date. Since the Separate Account is always fully invested in shares of the Underlying Funds, its investment performance reflects the investment performance of those entities. The values of such shares held by the Separate Account fluctuate and are subject to the risks of changing economic conditions as well as the risk inherent in the ability of the Underlying Funds’ management to make necessary changes in their funds to anticipate changes in economic conditions. Therefore, the owner bears the entire investment risk that the basic objectives of the contract may not be realized, and that the adverse effects of inflation may not be lessened. There can be no assurance that the aggregate amount of variable annuity income payments will equal or exceed the Purchase Payments made with respect to a particular account for the reasons described above, or because of the premature death of an Annuitant.
Another important feature of the contract related to its basic objective is the Company’s promise that the dollar amount of variable annuity income payments made during the lifetime of the Annuitant will not be adversely affected by the actual mortality experience of the Company or by the actual expenses incurred by the Company in excess of expense deductions provided for in the contract (although the Company does not guarantee the amounts of the variable annuity income payments).

Custodian
The Company acts as custodian of the Separate Account. We have custody of all assets and cash of the Separate Account and handle the collection of proceeds of shares of the Underlying Funds bought and sold by the Separate Account.
General Account
The general account is made up of all of the general assets of the Company other than those allocated to the Separate Account or any other segregated asset account of the Company. A Purchase Payment may be allocated to the available fixed account options and/or available DCA fixed accounts in connection with the general account, as elected by the owner at the time of purchasing a contract or when making a subsequent Purchase Payment. Assets supporting amounts allocated to fixed account options become part of the Company’s general account assets and are available to fund the claims of all classes of customers of the Company, as well as of its creditors. Accordingly, all of the Company’s assets held in the general account will be available to fund the Company’s obligations under the contracts as well as such other claims.
The Company will invest the assets of the general account in the manner chosen by the Company and allowed by applicable state laws regarding the nature and quality of investments that may be made by life insurance companies and the percentage of their assets that may be committed to any particular type of investment. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments.
Information Regarding the Use of the Volatility Index (“VIX”)
This variable annuity is not sponsored, endorsed, sold or promoted by Standard & Poor’s Financial Services LLC (“S&P”) or the Chicago Board Options Exchange, Incorporated (“CBOE”). S&P and CBOE make no representation, condition or warranty, express or implied, to the owners of this variable annuity or any member of the public regarding the advisability of investing in securities generally or in this variable annuity or in the ability of the CBOE Volatility Index (the “VIX”) track market performance. S&P’s and CBOE’s only relationship to the Company is the licensing of certain trademarks and trade names of S&P, CBOE and the VIX which is determined, composed and calculated by S&P without regard to the Company or this variable annuity. S&P has no obligation to take the needs of the Company or the owners of this variable annuity into consideration in determining, composing or calculating the VIX. S&P and CBOE are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of this variable annuity to be issued or in the determination or calculation of the equation by which this variable annuity is to be converted into cash. S&P and CBOE have no obligation or liability in connection with the administration, marketing or trading of this variable annuity.
Neither S&P, its affiliates nor their third party licensors, including CBOE, guarantee the adequacy, accuracy, timeliness or completeness of the VIX or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S&P, its affiliates and their third party licensors, including CBOE, shall not be subject to any damages or liability for any errors, omissions or delays therein. S&P and CBOE make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the marks, the VIX or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S&P, its affiliates or their third party licensors, including CBOE, be liable for any indirect, special, incidental, punitive or consequential damages, including but not limited to, loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.
“Standard & Poor’s®”, “S&P®”, “S&P 500®” and “Standard & Poor’s 500™” are trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and have been licensed for use by the Company. “CBOE”, “CBOE Volatility Index” and “VIX” is a trademark of the Chicago Board Options Exchange, Incorporated and has been licensed for use by S&P.

Annuity Income Payments
Initial Monthly Annuity Income Payments
The initial monthly annuity income payment is determined by applying separately that portion of the contract value allocated to the fixed account options and the Variable Portfolio(s), less any premium tax if applicable, and then applying it to the annuity table specified in the contract for fixed and variable annuity income payments. Those tables are based on a set amount per $1,000 of proceeds applied. The appropriate rate must be determined by the sex (except where, as in the case of certain Qualified contracts and other employer-sponsored retirement plans, such classification is not permitted) and age of the Annuitant and designated second person, if any, and the annuity income option selected.
The dollars applied are then divided by 1,000 and the result multiplied by the appropriate annuity factor appearing in the table to compute the amount of the first monthly annuity income payment. In the case of a variable annuity, that amount is divided by the value of an Annuity Unit as of the Annuity Date to establish the number of Annuity Units representing each variable annuity income payment. The number of Annuity Units determined for the first monthly variable annuity income payment remains constant for the second and subsequent monthly variable annuity income payments, assuming that no reallocation of contract values is made.
Subsequent Monthly Annuity Income Payments
For fixed annuity income payments, the amount of the second and each subsequent monthly fixed annuity income payment is the same as that determined above for the first fixed monthly annuity income payment.
For variable annuity income payments, the amount of the second and each subsequent monthly variable annuity income payment is determined by multiplying the number of Annuity Units, as determined in connection with the determination of the initial monthly variable annuity income payment, above, by the Annuity Unit value as of the day preceding the date on which each monthly variable annuity income payment is due.
Annuity Unit Values
The value of an Annuity Unit is determined independently for each Variable Portfolio.
The annuity tables contained in the contract are based on a 3.5% per annum assumed investment rate. If the actual net investment rate experienced by a Variable Portfolio exceeds 3.5%, variable annuity income payments derived from allocations to that Variable Portfolio will increase over time. Conversely, if the actual rate is less than 3.5%, variable annuity income payments will decrease over time. If the net investment rate equals 3.5%, the variable annuity income payments will remain constant. If a higher assumed investment rate had been used, the initial monthly variable annuity income payment would be higher, but the actual net investment rate would also have to be higher in order for variable annuity income payments to increase (or not to decrease).
The payee receives the value of a fixed number of Annuity Units each month. The value of a fixed number of Annuity Units will reflect the investment performance of the Variable Portfolios elected, and the amount of each monthly variable annuity income payment will vary accordingly.
For each Variable Portfolio, the value of an Annuity Unit is determined by multiplying the Annuity Unit value for the preceding month by the Net Investment Factor for the month for which the Annuity Unit value is being calculated. The result is then multiplied by a second factor which offsets the effect of the assumed net investment rate of 3.5% per annum which is assumed in the annuity tables contained in the contract.
Net Investment Factor
The Net Investment Factor (“NIF”) is an index applied to measure the net investment performance of a Variable Portfolio from one day to the next. The NIF may be greater or less than or equal to one; therefore, the value of an Annuity Unit may increase, decrease or remain the same.
The NIF for any Variable Portfolio for a certain month is determined by dividing (a) by (b) where:
(a)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of that month, and
(b)
is the Accumulation Unit value of the Variable Portfolio determined as of the end of the preceding month.

The NIF for a Variable Portfolio for a given month is a measure of the net investment performance of the Variable Portfolio from the end of the prior month to the end of the given month. A NIF of 1.000 results in no change; a NIF greater than 1.000 results in an increase; and a NIF less than 1.000 results in a decrease. The NIF is increased (or decreased) in accordance with the increases (or decreases, respectively) in the value of a share of the underlying fund in which the Variable Portfolio invests; it is also reduced by Separate Account asset charges.
Illustrative Example
Assume that one share of a given Variable Portfolio had an Accumulation Unit value of $11.46 as of the close of the New York Stock Exchange (“NYSE”) on the last business day in September; that its Accumulation Unit value had been $11.44 at the close of the NYSE on the last business day at the end of the previous month. The NIF for the month of September is:
NIF	=	($11.46/$11.44)
	=	1.00174825
The change in Annuity Unit value for a Variable Portfolio from one month to the next is determined in part by multiplying the Annuity Unit value at the prior month end by the NIF for that Variable Portfolio for the new month. In addition, however, the result of that computation must also be multiplied by an additional factor that takes into account, and neutralizes, the assumed investment rate of 3.5 percent per annum upon which the variable annuity income payment tables are based. For example, if the net investment rate for a Variable Portfolio (reflected in the NIF) were equal to the assumed investment rate, the variable annuity income payments should remain constant (i.e., the Annuity Unit value should not change). The monthly factor that neutralizes the assumed investment rate of 3.5 percent per annum is:
(1/12)
1/	[(1.035)		]	=	0.99713732
In the example given above, if the Annuity Unit value for the Variable Portfolio was $10.103523 on the last business day in August, the Annuity Unit value on the last business day in September would have been:
$10.103523 x 1.00174825 x 0.99713732 = $10.092213
To determine the initial variable annuity income payment, the annuity income payment for variable annuitization is calculated based on our mortality expectations and an assumed investment rate (AIR) of 3.5%. Thus the initial variable annuity income payment is the same as the initial payment for a fixed interest payout annuity calculated at an effective rate of 3.5%.
The NIF measures the performance of the funds that are basis for the amount of future variable annuity income payments. This performance is compared to the monthly AIR, and if the rate of growth in the NIF is the same as the monthly AIR the payment remains the same as the prior month. If the rate of growth of the NIF is different than the AIR, then the payment is changed proportionately to the ratio NIF / (1+AIR), calculated on a monthly basis. If the NIF is less than the AIR, then this proportion is less than one and payments are decreased.
Variable Annuity Income Payments
Illustrative Example
Assume that a contract has all of its account value allocated to a single Variable Portfolio. As of the last valuation preceding the Annuity Date, the account was credited with 7543.2456 Accumulation Units, each having a value of $15.432655 (i.e., the account value is equal to 7543.2456 x $15.432655 = $116,412.31). Assume also that the Annuity Unit value for the Variable Portfolio on that same date is $13.256932, and that the Annuity Unit value on the day immediately prior to the second variable annuity income payment date is $13.327695.
The first variable annuity income payment is determined using the annuity factor tables specified in the contract. These tables supply monthly annuity income payment factors, determined by the sex, age of the Annuitant and annuity income option selected, for each $1,000 of applied contract value. If the applicable factor is 5.21 for the annuitant in this hypothetical example, the first variable annuity income payment is determined by multiplying the factor of $5.21 by the result of dividing the account value by $1,000:
First variable annuity income payment = $5.21 x ($116,412.31/$1000) = $606.51

The number of Annuity Units (which will be constant unless the account values is transferred to another account) is also determined at this time and is equal to the amount of the first variable annuity income payment divided by the value of an Annuity Unit on the day immediately prior to annuitization:
Annuity Units = $606.51/$13.256932 = 45.750404
The second variable annuity income payment is determined by multiplying the number of Annuity Units by the Annuity Unit value as of the day immediately prior to the second variable annuity payment due date:
Second variable annuity income payment = 45.750404 x $13.327695 = $609.75
The third and subsequent variable annuity income payments are computed in a manner similar to the second variable annuity income payment.
Note that the amount of the first variable annuity income payment depends on the contract value in the relevant Variable Portfolio on the Annuity Date and thus reflects the investment performance of the Variable Portfolio net of fees and charges during the Accumulation Phase. The amount of that payment determines the number of Annuity Units, which will remain constant during the Annuity Phase (assuming no transfers from the Variable Portfolio). The net investment performance of the Variable Portfolio during the Annuity Phase is reflected in continuing changes during this phase in the Annuity Unit value, which determines the amounts of the second and subsequent variable annuity income payments.
Taxes
General
Note: Discussions regarding the tax treatment of any annuity contract or retirement plan and program are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. Such discussions generally are based upon the company’s understanding of current tax rules and interpretations, and may include areas of those rules that are more or less clear or certain. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances. We do not guarantee the tax status or treatment of your annuity.
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code” or “IRC”) governs taxation of annuities in general. A natural owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a non-annuity distribution (or deemed distribution) or as annuity income payments under the annuity option elected. For a lump-sum payment received as a total surrender (total redemption), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a withdrawal (partial redemption), federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. A different rule applies to Purchase Payments made (including, if applicable, in the case of a contract issued in exchange for a prior contract) prior to August 14, 1982. Those Purchase Payments are considered withdrawn first for federal income tax purposes, followed by earnings on those Purchase Payments. For Non-Qualified contracts, the cost basis is generally the Purchase Payments. The taxable portion of the lump-sum payment is taxed at ordinary income tax rates. Tax penalties may also apply.
If you purchase your contract under one of a number of types of employer-sponsored retirement plans, as an individual retirement annuity, or under an individual retirement account, your contract is referred to as a Qualified Contract. Examples of qualified plans or arrangements are: Individual Retirement Annuities and Individual Retirement Accounts (IRAs), Roth IRAs, Tax-Sheltered Annuities (also referred to as 403(b) annuities or 403(b) contracts), plans of self-employed individuals (often referred to as H.R. 10 Plans or Keogh Plans), pension and profit sharing plans including 401(k) plans, and governmental 457(b) plans. Typically, for employer-sponsored retirement plans and tax-deductible IRA contributions, you have not paid any tax on the Purchase Payments used to buy your contract and therefore, you have no cost basis in your contract. However, you normally will have a cost basis in a Roth IRA, a designated Roth account in a 403(b), 401(k), or governmental 457(b) plan, and you may have cost basis in a traditional IRA or in another Qualified contract.
For annuity income payments, the portion of each payment that is in excess of the exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (if any, and adjusted for any period or refund feature) bears to the expected return under the Contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the Contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the Contracts should consult a tax advisor for advice about the tax consequences of any distributions.
The Company is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from the Company and its operations form a part of the Company.
On December 20, 2019, the Setting Every Community Up for Retirement Enhancement (SECURE) Act was signed into law as part of larger appropriations legislation.  Additionally, The SECURE 2.0 Act of 2022 “SECURE 2.0” was passed on December 29, 2022, SECURE and SECURE 2.0 include many provisions affecting Qualified Contracts including:
•
an increase in the age at which required minimum distributions (RMDs) generally must commence. The updated RMD ages are:
○
Age 73 if you were born January 1, 1951 or later.
○
Age 72 if you were born on or after July 1, 1949, and before January 1, 1951.
○
Age 70 ½ if you were born before July 1, 1949.
○
The RMD eligible age is due to increase to age 75 after December 31, 2032.
•
new limitations on the period for beneficiary distributions following the death of the plan participant or IRA owner (when the death occurs on or after January 1, 2020);
•
elimination of the age 70 ½ restriction on traditional IRA contributions for tax years beginning 2020 (combined with an offset to the amount of eligible qualified charitable distributions (QCDs) by the amount of post-70 ½ IRA contributions);
•
new exceptions to the 10% additional tax on early distributions, for the qualified birth or adoption of a child, which also became an allowable plan distribution event, for terminal illnesses, and for eligible distributions for domestic abuse victims;
•
expansion of distribution and loan (including loan repayment) rules for qualified disaster recovery distributions from certain employer-sponsored retirement plans and IRAs;
and,
•
reduction of the earliest permissible age for in-service distributions from pension plans and certain Section 457 plans to 59 ½.
The foregoing is not an exhaustive list.  The SECURE Act and SECURE 2.0 included many additional provisions affecting Qualified Contracts. Additionally, SECURE 2.0 introduced numerous provisions into law that take effect after 2023, including, that effective for taxable years beginning after December 31, 2023, the minimum distribution requirements no longer apply to ROTH Accounts for participants in qualified plans during their lifetime.
Some provisions in the SECURE Act and SECURE 2.0 are subject to the terms of an employer’s retirement plan or the IRA. You should consult with your financial professional or personal tax advisor if you are impacted by these changes.
Tax Treatment of Distributions – Non-Qualified Contracts
If you make partial or total withdrawals from a non-qualified contract, the Code generally treats such withdrawals as coming first from taxable earnings and then coming from your Purchase Payments. Purchase Payments made prior to August 14, 1982, however, are an important exception to this general rule, and for tax purposes generally are treated as being distributed first, before either the earnings on those contributions, or other Purchase Payments and earnings in the contract. If you annuitize your contract, a portion of each annuity income payment will be considered, for tax purposes, to be a return of a portion of your Purchase Payment, generally until you have received all of your Purchase

Payment. Any portion of each annuity income payment that is considered a return of your Purchase Payment will not be taxed. Additionally, the taxable portion of any withdrawals, whether annuitized or other withdrawals, generally is subject to applicable state and/or local income taxes, and may be subject to an additional 10% penalty tax unless withdrawn in conjunction with the following circumstances:
•
after attaining age 59½;
•
when paid to your beneficiary after you die;
•
after you become disabled (as defined in the Code);
•
when paid as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
under an immediate annuity contract;
•
which are attributable to Purchase Payments made prior to August 14, 1982.
On March 30, 2010 the Health Care and Education Reconciliation Act (“Reconciliation Act”) was signed into law. Among other provisions, the Reconciliation Act imposes a new tax on net investment income. This tax is at the rate of 3.8% of applicable thresholds for Modified Adjusted Gross Income (“MAGI”) ($250,000 for joint filers; $125,000 for married individuals filing separately; and, $200,000 for individual filers). An individual with MAGI in excess of the threshold will be required to pay this new tax on net investment income in excess of the applicable MAGI threshold. For this purpose, net investment income generally will include taxable withdrawals from a Non-Qualified contract, as well as other taxable amounts including amounts taxed annually to an owner that is not a natural person. This new tax generally does not apply to Qualified contracts, however taxable distributions from such contracts may be taken into account in determining the applicability of the MAGI thresholds.
Tax Treatment of Distributions – Qualified Contracts
Generally, you have not paid any federal taxes on the Purchase Payments used to buy a Qualified contract. As a result, most amounts withdrawn from the contract or received as annuity income payments will be taxable income. Exceptions to this general rule include withdrawals attributable to after-tax Roth IRA contributions and designated Roth contributions to a 403(b), 401(k), or governmental 457(b) plan. Withdrawals from Roth IRAs are generally treated for federal tax purposes as coming first from the Roth contributions that have already been taxed, and as entirely income tax free. Withdrawals from designated Roth accounts in a 403(b), 401(k) or governmental 457(b) plan, and withdrawals generally from Qualified contracts, are treated generally as coming pro-rata from amounts that already have been taxed and amounts that are taxed upon withdrawal. Qualified Distributions from Roth IRAs and designated Roth accounts in 403(b), 401(k), and governmental 457(b) plans which satisfy certain qualification requirements, including at least five years in a Roth account under the plan or IRA and either attainment of age 59½, death or disability (or, if an IRA for the purchase of a first home), will not be subject to federal income taxation.
The taxable portion of any withdrawal or annuity income payment from a Qualified contract will be subject to an additional 10% federal penalty tax, under the IRC, except in the following circumstances:
•
after attainment of age 59½;
•
when paid to your beneficiary after you die;
•
after you become disabled (as defined in the IRC);
•
after you become terminally ill;
•
as a part of a series of substantially equal periodic payments (not less frequently than annually) made for your life (or life expectancy) or the joint lives (or joint expectancies) of you and your designated beneficiary for a period of 5 years or attainment of age 59½, whichever is later;
•
payments to employees after separation from service after attainment of age 55 (does not apply to IRAs);
•
payments from a tax-qualified plan or section 403(b) plan made after you separate from service if you provided firefighting services and you (1) will be at least age 50 in the year of the separation or (2) have at least 25 years of service under the Plan;

•
dividends paid with respect to stock of a corporation described in IRC Section 404(k);
•
payments up to the amount of your deductible medical expenses (without regard to whether you itemize deductions for the taxable year);
•
payments to alternate payees pursuant to a qualified domestic relations order (does not apply to IRAs);
•
for payment of health insurance if you are unemployed and meet certain requirements;
•
distributions from IRAs for certain higher education expenses;
•
distributions from IRAs for first home purchases;
•
amounts distributed from a Code Section 457(b) plan other than amounts representing rollovers from an IRA or employer sponsored plan to which the 10% penalty would otherwise apply;
•
payments to certain reservists called up for active duty after September 11, 2001; or
•
payments up to $3,000 per year for health, life and accident insurance by certain retired public safety officers;
•
distributions for parents after the “qualified birth or adoption” of a new child (subject to limitations);
•
certain amounts to a domestic abuse victim;
•
certain amounts for emergency personal expenses;
•
withdrawals of net income on excess IRA contributions returned by the due date of your tax return.
The Code generally requires the Company (or, in some cases, a plan administrator) to withhold federal tax on the taxable portion of any distribution or withdrawal from a contract, subject in certain instances to the payee’s right to elect out of withholding or to elect a different rate of withholding. For “eligible rollover distributions” from contracts issued under certain types of qualified plans, not including IRAs, 20% of the distribution must be withheld, unless the payee elects to have the distribution “rolled over” or “transferred to another eligible plan in a direct trustee-to-trustee” transfer. This requirement is mandatory and cannot be waived by the owner. Withholding on other types of distributions, including distributions from IRAs can be waived. An “eligible rollover distribution” is the taxable portion of any amount received by a covered employee from a retirement plan qualified under Sections 401 or 403 or, if from a plan of a governmental employer, under Section 457(b) of the Code, or from a tax-sheltered annuity qualified under Section 403(b) of the Code other than (1) substantially equal periodic payments calculated using the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee and his or her designated Beneficiary, or for a specified period of ten years or more; (2) financial hardship withdrawals; (3) minimum distributions required to be made under the Code; and (4) distribution of contributions to a Qualified contract which were made in excess of the applicable contribution limit. Failure to “roll over” the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a federal penalty tax on premature withdrawals, described later in this section. Only (1) the participant, or, (2) in the case of the participant’s death, the participant’s surviving spouse, or (3) in the case of a domestic relations order, the participant’s spouse or ex-spouse may roll over a distribution into a plan of the participant’s own. An exception to this rule is that a non-spousal beneficiary may, subject to plan provisions, roll inherited funds from an eligible retirement plan into an Inherited IRA. An Inherited IRA is an IRA created for the sole purpose of receiving funds inherited by non-spousal beneficiaries of eligible retirement plans. The distribution must be transferred to the Inherited IRA in a direct “trustee-to-trustee” transfer. Inherited IRAs must meet the distribution requirements relating to IRAs inherited by non-spousal beneficiaries under Code sections 408(a)(6) and (b)(3) and 401(a)(9).
Funds in a Qualified contract may be rolled directly over to a Roth IRA. Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a single individual with no adjustments.
The Small Business Jobs Act of 2010 subsequently added the ability for “in-Plan” rollovers of eligible rollover distribution from pre-tax accounts to a designated Roth account in certain employer-sponsored plans which otherwise include or permit designated Roth accounts. The American Taxpayer Relief Act of 2013 (“ATRA”) expanded the ability for such in-Plan Roth conversions by permitting eligible plans that include an in-plan Roth contribution feature to offer participants the option of converting any amounts held in the plan to after-tax Roth, regardless of whether those amounts are currently distributable.
Diversification – Separate Account Investments
Section 817(h) of the Code imposes certain diversification standards on the underlying assets of Non-Qualified variable annuity contracts. These requirements generally do not apply to Qualified contracts, which are considered “Pension Plan Contracts” for purposes of these Code requirements. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department (“Treasury Department”). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of any payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts, such as your contract, meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.
The Treasury Department has issued regulations which establish diversification requirements for the investment portfolios underlying variable contracts such as the contracts. The regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the regulations an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments. For purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, “each United States government agency or instrumentality shall be treated as a separate issuer.”
Non-Natural Owners
Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Owner if the Owner is a non-natural person such as a corporation or certain other entities. Such Contracts generally will not be accorded tax-deferred status. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person or to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.
Multiple Contracts
The Code provides that multiple Non-Qualified annuity contracts which are issued within a calendar year to the same contract owner by one company are treated as one annuity contract for purposes of determining the federal tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a Section 1035 exchange will be considered issued in the year of the exchange. (However, the contracts may be treated as issued on the issue date of the contract being exchanged, for certain purposes, including for determining whether the contract is an immediate annuity contract.) Owners should consult a tax adviser prior to purchasing more than one Non-Qualified annuity contract from the same issuer in any calendar year.
Tax Treatment of Assignments of Qualified Contracts
Generally, a Qualified contract, including an IRA, may not be assigned or pledged. One exception to this rule is if the assignment is part of a permitted loan program under an employer-sponsored plan (other than a plan funded with IRAs) or pursuant to a domestic relations order meeting the requirements of the plan or arrangement under which the contract is issued (for many plans, a Qualified Domestic Relations Order, or QDRO), or, in the case of an IRA, pursuant to a decree of divorce or separation maintenance or a written instrument incident to such decree.
Tax Treatment of Gifting, Assigning or Transferring Ownership of a Non-Qualified Contract
Under IRC Section 72(e), if you transfer ownership of your Non-Qualified Contract to a person other than your spouse (or former spouse if incident to divorce) for less than adequate consideration you will be taxed on the earnings above the Purchase Payments at the time of transfer. If you transfer ownership of your Non-Qualified Contract and receive payment less than the Contract’s value, you will also be liable for the tax on the Contract’s value above your Purchase Payments not previously withdrawn.
The new Contract owner’s Purchase Payments (basis) in the Contract will be increased to reflect the amount included in your taxable income.
Foreign Account Tax Compliance (“FATCA”)
A Contract Owner who is not a “United States person” which is defined under the Internal Revenue Code section to mean:
•
a citizen or resident of the United States
•
a partnership or corporation created or organized in the United States or under the law of the United States or of any state, or the District of Columbia
•
any estate or trust other than a foreign estate or foreign trust (see Internal Revenue Code section 7701(a)(31) for the definition of a foreign estate and a foreign trust)
should be aware that FATCA, enacted in 2010, provides that a 30% withholding tax will be imposed on certain gross payments (which could include distributions from cash value life insurance or annuity products) made to a foreign entity if such entity fails to provide applicable certifications under a Form W-9, Form W-8-BEN-E, Form W-8-IMY, or other applicable form. Certain withholding certifications will remain effective until a change in circumstances makes any information on the form incorrect. Notwithstanding the preceding sentence, any Form W-8 (including the Form W-8 BEN-E and Form W-8IMY) is only effective for three years from date of signature unless a change in circumstances makes any information on the form incorrect. The Contract Owner must inform the Company within 30 days of any change in circumstances that makes any information on the form incorrect by furnishing a new IRS Form W-9, Form W-8 BEN-E, Form W-8IMY, or other applicable form. An entity, for this purpose, will be considered a foreign entity unless it provides an applicable certification to the contrary.
Other Withholding Tax
A Contract Owner that is not exempt from United States federal withholding tax should consult its tax advisor as to the availability of an exemption from, or reduction of, such tax under an applicable income tax treaty, if any.
Federal Withdrawal Restrictions from Qualified Contracts
The IRC limits the withdrawal of Purchase Payments from certain Tax-Sheltered Annuities (TSAs) and certain other Qualified contracts. Withdrawals generally can only be made when an owner: (1) reaches age 59½; (2) separates from employment from the employer sponsoring the plan; (3) dies; (4) becomes disabled (as defined in the IRC) (does not apply to section 457(b) plans); (5) experiences a financial hardship (as defined in the IRC); or (6) has a qualified birth or adoption of a child (subject to limitations). In the case of hardship, the owner generally can only withdraw Purchase Payments. There are certain exceptions to these restrictions which are generally based upon the type of investment arrangement, the type of contributions, and the date the contributions were made. Transfers of amounts from one Qualified contract to another investment option under the same plan, or to another contract or account of the same plan type or from a qualified plan to a state defined benefit plan to purchase service credits are not considered distributions, and thus are not subject to these withdrawal limitations. Such transfers may, however, be subject to limitations under the annuity contract or Plan.
Partial 1035 Exchanges of Non-Qualified Annuities
Section 1035 of the Code provides that a Non-Qualified annuity contract may be exchanged in a tax-free transaction for another Non-Qualified annuity contract. Historically, it was generally understood that only the exchange of an entire annuity contract, as opposed to a partial exchange, would be respected by the IRS as a tax-free exchange. However, Revenue Procedure 2011-38 provides that a direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies, will be treated as a tax-free exchange under Code section 1035 if no amounts, other than amounts received an annuity for a period of 10 years or more or during one or more lives, are received under the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, on the date the contract is placed in-force). Owners should seek their own tax advice regarding such transactions and the tax risks associated with subsequent surrenders or withdrawals.

Qualified Plans
The contracts offered by this prospectus are designed to be available for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners and Beneficiaries are cautioned that benefits under a qualified plan may be subject to limitations under the IRC and the employer-sponsored plan, in addition to the terms and conditions of the contracts issued pursuant to the plan. The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan. Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain contractual withdrawal penalties and restrictions may apply to surrender from Qualified contracts.
(a) Plans of Self-Employed Individuals: “H.R. 10 Plans”
Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as “H.R. 10” or “Keogh” Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees, for federal tax purposes, until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on these plans, such as: amounts of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(b) Tax-Sheltered Annuities
Section 403(b) of the Code permits the purchase of “tax-sheltered annuities” by public schools and not-for-profit organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employee until the employee receives distributions from the contract if certain conditions are met. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. One of these limits, on the amount that the employee may contribute on a voluntary basis, is imposed by the annuity contract as well as by the Code. That limit for 2024 is the lesser of 100% of includible compensation or $23,000. The limit may be increased by up to $3,000 for certain employees with at least fifteen years of full-time equivalent service with an eligible employer, and by an additional $7,500 in 2024 for employees age 50 or older, provided that other applicable requirements are satisfied. Total combined employer and employee contributions for 2024 may not exceed the lesser of $69,000 or 100% of compensation. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an Investment.
On July 26, 2007, the Department of the Treasury published final 403(b) regulations that largely became effective on January 1, 2009. These comprehensive regulations include several rules and requirements, such as a requirement that employers maintain their 403(b) plans pursuant to a written plan. The final regulations, subsequent IRS guidance, and the terms of the written plan may impose new restrictions on both new and existing contracts, including restrictions on the availability of loans, distributions, transfers and exchanges, regardless of when a contract was purchased.
In general, certain contracts originally established by a 90-24 transfer prior to September 25, 2007 are exempt (or grandfathered) from some of the requirements of the final regulations; provided that no salary reduction or other contributions have ever been made to the contract, and that no additional transfers are made to made to the contract on or after September 25, 2007. Further, contracts that are not grandfathered were generally required to be part of, and subject to the requirements of an employer’s 403(b) plan upon its establishment, but no later than by January 1, 2009.

The final regulations generally do not affect a participant’s ability to transfer some or all of a 403(b) account to a state-defined benefit plan to purchase service credits, where such a transfer is otherwise consistent with applicable rules and requirements and with the terms of the employer’s plan.
The foregoing discussion is intended as a general discussion only, and you may wish to discuss the 403(b) regulations and/or the general information above with your tax advisor.
(c) Individual Retirement Annuities
Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as a traditional “Individual Retirement Annuity” (“IRA”). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. The ability to deduct an IRA contribution to a traditional IRA is subject to limits based upon income levels, retirement plan participation status, and other factors. The maximum IRA (traditional and/or Roth) contribution for 2024 is the lesser of $7,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2024. IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment. If neither the Owner nor the Owner’s spouse is covered by an employer retirement plan, the IRA contribution may be fully deductible. If the Owner, or if filing jointly, the Owner or spouse, is covered by an employer retirement plan, the Owner may be entitled to only a partial (reduced) deduction or no deduction at all, depending on adjusted gross income. The effect of income on the deduction is sometimes called the adjusted gross income limitation (AGI limit). A modified AGI at or below a certain threshold level allows a full deduction of contributions regardless of coverage under an employer’s plan. The rules concerning what constitutes “coverage” are complex and purchasers should consult their tax advisor or Internal Revenue Service Publication 590-A & B for more details. If you and your spouse are filing jointly and have a modified AGI in 2024 of less than $1263,000, your contribution may be fully deductible; if your income is between $123,000 and $143,000, your contribution may be partially deductible and if your income is $143,000 or more, your contribution may not be deductible. If you are single and your income in 2024 is less than $77,000, your contribution may be fully deductible; if your income is between $77,000 and $87,000, your contribution may be partially deductible and if your income is $87,000 or more, your contribution may not be deductible. If you are married filing separately and you lived with your spouse at anytime during the year, and your income exceeds $10,000, none of your contribution may be deductible. If you and your spouse file jointly, and you are not covered by a plan but your spouse is: if your modified AGI in 2024 is between $230,000 and $240,000, your contribution may be partially deductible.
(d) Roth IRAs
Section 408A of the Code permits an individual to contribute to an individual retirement program called a Roth IRA. Contributions to a Roth IRA are not deductible but distributions are tax-free if certain requirements are satisfied. The maximum IRA (traditional and/or Roth) contribution for 2024 is the lesser of $7,000 or 100% of compensation. Individuals age 50 or older may be able to contribute an additional $1,000 in 2024. Unlike traditional IRAs, to which everyone can contribute even if they cannot deduct the full contribution, Roth IRAs have income limitations on who can establish such a contract. Generally, you can make a full or partial contribution to a Roth IRA if you have taxable compensation and your modified adjusted gross income in 2024 is less than: $230,000 for married filing jointly or qualifying widow(er), $10,000 for married filing separately and you lived with your spouse at any time during the year, and $146,000 for single, head of household, or married filing separately and you did not live with your spouse at any time during the year. All persons may be eligible to convert a distribution from an employer-sponsored plan or from a traditional IRA into a Roth IRA. Conversions or rollovers from qualified plans into Roth IRAs normally require taxes to be paid on any previously untaxed amounts included in the amount converted. If the Contracts are made available for use with Roth IRAs, they may be subject to special requirements imposed by the Internal Revenue Service (“IRS”). Purchasers of the Contracts for this purpose will be provided with such supplementary information as may be required by the IRS or other appropriate agency.
(e) Pension and Profit-Sharing Plans
Section 401(a) of the Code permits certain employers to establish various types of retirement plans, including 401(k) plans, for employees. However, governmental employers may not establish new 401(k) plans. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be includible in the gross income of the employee until distributed from the plan if certain conditions are met. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; investing and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.
(f) Deferred Compensation Plans — Section 457(b)
Under Section 457(b) of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans, which may invest in annuity contracts. The Code, as in the case of employer sponsored retirement plans generally establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be includible in the employees’ gross income until distributed from, or in some cases made available under the plan. Funds in a non-governmental 457(b) plan remain assets of the employer and are subject to claims by the creditors of the employer. All 457(b) plans of state and local governments must hold assets and income in a qualifying trust, custodial account, or annuity contract for the exclusive benefit of participants and their Beneficiaries.
Broker-Dealer Firms Receiving Revenue Sharing Payments
The following list includes the names of member firms of FINRA (or their affiliated broker-dealers) that received a revenue sharing payment of more than $15,000 as of the calendar year ending December 31, 2023, from American General Life Insurance Company, an affiliated company. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Contract.
Ameriprise Financial Services, Inc.	Primerica Financial Services
Cadaret, Grant & Co, Inc	PRUCO Securities LLC
Centaurus Financial, Inc.	Raymond James & Associates
Edward D. Jones & Co., L.P	Raymond James Financial
Independent Financial Group	SagePoint Financial, Inc.
Lincoln Financial Advisors	Securian Financial Services, Inc.
MML Investors Services, LLC	Securities America, Inc.
Osaic Wealth, Inc.	Woodbury Financial Services, Inc.
We will update this list annually; interim arrangements may not be reflected. You are encouraged to review the prospectus for each Underlying Fund for any other compensation arrangements pertaining to the distribution of Underlying Fund shares.
Certain broker dealers with which we have selling agreements are our affiliates. In an effort to promote the sale of our products, affiliated firms may pay their registered representatives additional cash incentives which may include but are not limited to bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts, that they would not receive in connection with the sale of contracts issued by unaffiliated companies.
Distribution of Contracts
The contracts are offered on a continuous basis through Corebridge Capital Services, Inc., located at 30 Hudson Street, 16th Floor, Jersey City, NJ 07302. Corebridge Capital Services, Inc. (“CCS”) is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority. CCS is an indirect, wholly owned subsidiary of AGL. No underwriting fees are paid in connection with the distribution of the contracts.

Financial Statements
PricewaterhouseCoopers LLP, located at 1000 Louisiana Street, Suite 5800, Houston, TX 77002, serves as the independent registered public accounting firm for Variable Annuity Account Seven and American General Life Insurance Company (“AGL”).
You may obtain a free copy of these financial statements if you write us at our Annuity Service Center or by calling (855) 421-2692. The financial statements have also been filed with the SEC and can be obtained through its website at www.sec.gov.
The following financial statements included on the most recent Form N-VPFS filed with the SEC have been so incorporated in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.
•
The Audited statement of assets and liabilities of Variable Annuity Account Seven of American General Life Insurance as of December 31, 2023, and the related statements of operations and changes in net assets for each of the two years in the period then ended December 31, 2023.
•
The Audited Statutory Financial Statements of American General Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2023 and December 31, 2022, and the related statutory statements of operations, of changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2023.
The financial statements of AGL should be considered only as bearing on the ability of AGL to meet its obligation under the contracts.

Part C — Other Information
Item 27.  Exhibits

Exhibit Number	Description	Location
(a)	Resolutions Establishing Separate Account	Incorporated by reference to Initial Registration Statement, File Nos. 333-65965 and 811-09003, filed on October 21, 1998, Accession No. 0000950148-98-002332.
(b)	Custodian Agreements	Not Applicable
(c)(1)	Distribution Agreement	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(c)(2)	Selling Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(d)(1)	AGL Variable Annuity Contract (AS-993 (12/10))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(d)(2)	AGL Variable Annuity Contract (AG-804 (7/13))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(d)(3)	AGL Nursing Home Waiver Rider (A-7036-R1)	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.
(d)(4)	AGL Optional Guaranteed Living Benefit Endorsement (ASE-6248 (9/09))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.
(d)(5)	AGL Return of Purchase Payment Death Benefit Endorsement (AGE-8025 (7/13))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(d)(6)	AGL Maximum Anniversary Value Optional Death Benefit Endorsement (ASE-6255 (12/10))	Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 2, File Nos. 333-185790 and 811-09003, filed on April 30, 2013, Accession No. 0000950123-13-002978.
(d)(7)	AGL Maximum Anniversary Value Optional Death Benefit Endorsement (AGE-8026 (7/13))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(d)(8)	AGL Premium Plus Endorsement (ASE-6245 (12/08))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.
(d)(9)	Merger Endorsement (L8204 (7/12))	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(d)(10)	AGL Extended Legacy Program Guide (EXTLEGJ.11 Rev. 4.15)	Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No. 8, File Nos. 333-185790 and 811-09003, filed on April 29, 2016, Accession No. 0001193125-16-568551.
(d)(11)	AGL Optional Return of Purchase Payment Death Benefit Endorsement (AGE-8025 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.

Exhibit Number	Description	Location
(d)(12)	AGL Optional Return of Purchase Payment Death Benefit Endorsement (AGE-8025 (8/16))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(d)(13)	AGL Optional Maximum Anniversary Value Death Benefit Endorsement (AGE-8026 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(d)(14)	AGL Optional Maximum Anniversary Value Death Benefit Endorsement (AGE-8026 (8/16))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(d)(15)	AGL Optional Guaranteed Living Benefit Endorsement (Income Plus) (AGE-6248 (12/15))	Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 9, File Nos. 333-185790 and 811-09003, filed on April 27, 2017, Accession No. 0001193125-17-139853.
(d)(16)	AGL Optional Guaranteed Living Benefit Endorsement (Income Builder Daily) (AGE-8036 (12/16))	Incorporated by reference to Post-Effective Amendment No. 15 and Amendment No. 15, File Nos. 333-185790 and 811-09003, filed on September 5, 2018, Accession No. 0001193125-18-267277.
(d)(17)	AGL Return of Purchase Payment Death Benefit Rider (AGE-8025 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(d)(18)	AGL Maximum Anniversary Value Death Benefit Rider (AGE-8026 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(d)(19)	AGL Optional Guaranteed Lifetime Income Rider (AGE-8075 (12/18))	Incorporated by reference to Post-Effective Amendment No. 17 and Amendment No. 17, File Nos. 333-185790 and 811-09003, filed on April 25, 2019, Accession No. 0001193125-19-119258.
(d)(20)	Return of Purchase Payment Death Benefit Rider (ICC21-AGE-8025 (9/21))	Incorporated by reference to Post-Effective Amendment No. 23 and Amendment No. 23, File Nos. 333-185790 and 811-09003, filed on December 17, 2021, Accession No. 0001193125-21-361098.
(d)(21)	Maximum Anniversary Value Death Benefit Rider (ICC21-AGE-8026 (9/21))	Incorporated by reference to Post-Effective Amendment No. 23 and Amendment No. 23, File Nos. 333-185790 and 811-09003, filed on December 17, 2021, Accession No. 0001193125-21-361098.
(d)(22)	Polaris Income Daily Edge Rider (ICC21-AGE-8100 (9/21))	Incorporated by reference to Post-Effective Amendment No. 23 and Amendment No. 23, File Nos. 333-185790 and 811-09003, filed on December 17, 2021, Accession No. 0001193125-21-361098.
(d)(23)	SECURE Act Endorsement (AGE-8088 (1-21))	Incorporated by reference to Post-Effective Amendment No. 23 and Amendment No. 23, File Nos. 333-185790 and 811-09003, filed on December 17, 2021, Accession No. 0001193125-21-361098.
(d)(24)	AGL IRA Endorsement (AGE-6171 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed on December 14, 2016, Accession No. 0001193125-16-793053.
(d)(25)	AGL Roth IRA Endorsement (AGE-6172 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed on December 14, 2016, Accession No. 0001193125-16-793053.
(d)(26)	AGL Roth SEP Endorsement (AGE-6173 (12/15))	Incorporated by reference to Pre-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-213338 and 811-03859, filed on December 14, 2016, Accession No. 0001193125-16-793053.

Exhibit Number	Description	Location
(e)(1)	AGL Annuity Application (ASA-579 (5/12))	Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-185762 and 811-03859, filed on April 29, 2013, Accession No. 0000950123-13-002952.
(e)(2)	AGL Annuity Application (AGA-579E (12/14))	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File No. 333-185790 and 811-09003, filed on December 28, 2015, Accession No. 0001193125-15-414578.
(e)(3)	AGL Annuity Application (AGA-579 (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File 333-185790 and 811-09003, filed on April 29, 2021, Accession No. 0001193125-21-137609
(e)(4)	AGL Annuity Application (AGA-579E (12/18))	Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 20, File 333-185790 and 811-09003, filed on April 29, 2021, Accession No. 0001193125-21-137609
(f)(1)	Articles of Incorporation and all Amendments for American General Life Insurance Company	Incorporated by reference to Initial Registration Statement on Form S-1, filed on February 21, 2024, Accession No. 0001193125-24-040282.
(f)(2)	By-Laws of American General Life Insurance Company, restated as of June 8, 2005
Incorporated by reference to Post-Effective Amendment
No. 11 and Amendment No. 46, File Nos. 333-43264 and
811-08561, of American General Life Insurance Company
Separate Account VL-R, filed on August 12, 2005, Accession
No. 0001193125-05-165474.

(g)	Reinsurance Contract	Not Applicable
(h)	Participation Agreements
(h)(1)	Anchor Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(h)(2)	Seasons Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(h)(3)	SunAmerica Series Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-172003 and 811-03859, filed on July 13, 2012, Accession No. 0000950123-12-010016.
(h)(4)	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 8, File Nos. 333-157199 and 811-03859, filed on August 25, 2010, Accession No. 0000950123-10-080861.
(h)(5)(a)	American Funds Insurance Series Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002, Accession No. 0000898430-02-003844.
(h)(5)(b)	Amendment to American Funds Insurance Series Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-198223 and 811-03859, filed on November 3, 2014, Accession No. 0000959123-14-010828.
(h)(6)(a)	Franklin Templeton Variable Insurance Products Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 10 and Amendment No. 11, File Nos. 333-137882 and 811-09003, filed on April 29, 2008, Accession No. 0000950134-08-007757.
(h)(6)(b)	Amendment to Franklin Templeton Variable Insurance Products Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 6 and Amendment No. 6, File Nos. 333-185790 and 811-09003, filed on October 5, 2015, Accession No. 0001193125-15-337549.

Exhibit Number	Description	Location
(h)(7)	Lord Abbett Series Fund, Inc. Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-91860 and 811-03859, filed on October 28, 2002, Accession No. 0000898430-02-003844.
(h)(8)	Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No.7 to Form N-6 Registration Statement, File No. 333-90787, filed on December 19, 2003, Accession No. 0001193125-03-097054.
(h)(9)	Amendment to Goldman Sachs Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 7 and Amendment No. 7, File Nos. 333-185762 and 811-03859, filed on April 29, 2016, Accession No. 0001193125-16-568243.
(h)(10)	Letters of Consent to the Assignment of the Fund Participation Agreement	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(h)(11)	PIMCO Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement, File No. 333-80191, filed on September 20, 2000, Accession No. 0000899243-00-002107.
(h)(12)	Amendment to PIMCO Variable Insurance Trust Fund Participation Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-198223 and 811-03859, filed on November 3, 2014, Accession No. 0000950123-14-010828.
(i)	Administrative Contracts	Not Applicable
(j)	Other Material Contracts
(j)(i)	Notice of Termination of Support Agreement	Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-172054 and 811-09003, filed on April 27, 2011, Accession No. 0000950123-11-040080.
(j)(2)	Amended and Restated Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company	Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 3, File Nos. 333-185778 and 811-03859, filed on April 30, 2014, Accession No. 0000950123-14-004617.
(j)(3)	Agreement and Plan of Merger	Incorporated by reference to Initial Registration Statement, File Nos. 333-185762 and 811-03859, filed on January 2, 2013, Accession No. 0000950123-12-014430.
(j)(4)	CMA Termination Agreement	Incorporated by reference to Post-Effective Amendment No. 5 and Amendment No. 5, File Nos. 333-185790 and 811-09003, filed on April 28, 2015, Accession No. 0001193125-15-153093.
(k)	Opinion and Consent of Counsel	Incorporated by reference to Initial Registration Statement, File Nos. 333-185790 and 811-09003, filed on January 2, 2013, Accession No. 0000950123-12-014447.
(l)	Consent of Independent Registered Public Accounting Firm	Filed Herewith
(m)	Financial Statements Omitted	None
(n)	Initial Capitalization Agreement	Not Applicable
(o)	Form of Initial Summary Prospectus	Not Applicable

Exhibit Number	Description	Location
(p)	Power of Attorney — American General Life Insurance Company Directors	Incorporated by reference to Initial Registration Statement on Form S-1, filed on February 21, 2024, Accession No. 0001193125-24-040282.
101.	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document.	Filed Herewith
Item 28.  Directors and Officers of the Depositor
The directors and principal officers of the American General Life Insurance Company are set forth below. The business address of each officer and director is 2727-A Allen Parkway, 3-D1, Houston, TX 77019, unless otherwise noted.
Names, Positions and Offices Held with Depositor
Christopher B. Smith (8)	Director, Chairman of the Board and President
Christopher P. Filiaggi (8)	Director, Senior Vice President and Chief Financial Officer
Timothy M. Heslin	Director, President, Life US
Jonathan J. Novak (1)	Director, President, Institutional Markets
Bryan A. Pinsky (2)	Director, President, Individual Retirement
Lisa M. Longino (8)	Director, Executive Vice President and Chief Investment Officer
David Ditillo (6)	Director, Executive Vice President and Chief Information Officer
Elizabeth B. Cropper (8)	Director, Executive Vice President and Chief Human Resources Officer
Terri N. Fiedler (3)	Director
John P. Byrne (3)	President, Financial Distributor
Steven D. (“Doug”) Caldwell, Jr. (5)	Executive Vice President and Chief Risk Officer
Christina M. Haley (2)	Senior Vice President, Product Filing
Emily W. Gingrich (5)	Senior Vice President, Chief Actuary and Corporate Illustration Actuary
Frank A. Kophamel	Senior Vice President, Deputy Chief Actuary and Appointed Actuary
Sai P. Raman (7)	Senior Vice President, Institutional Markets
Eric G. Tarnow	Senior Vice President, Life Products
Mallary L. Reznik (2)	Senior Vice President, General Counsel and Assistant Secretary
Nikil Kannan	Senior Vice President and Deputy Investment Officer
Farhad Mian (8)	Senior Vice President and Deputy Investment Officer
Brigitte K. Lenz	Vice President and Controller
Jennifer A. Roth (2)	Vice President and Chief Compliance Officer, and 38a-1 Compliance Officer
Justin J. W. Caulfield (5)	Vice President and Treasurer
Julie Cotton Hearne (3)	Vice President and Corporate Secretary
Lloyd J. Bellow	Vice President and Tax Officer
Margaret Chih	Vice President and Tax Officer
Daniel R. Cricks	Vice President and Tax Officer
Stephen G. Lunanuova	Vice President and Tax Officer
Valerie J. Vetters	Vice President and Tax Officer
Leo W. Grace	Vice President, Product Filing
Preston L. Schnoor (2)	Vice President, Product Filing
Aimy T. Tran (2)	Vice President, Product Filing
Michelle D. Campion	Vice President
Jeffrey S. Flinn (4)	Vice President
Christopher J. Hobson (2)	Vice President
Jennifer N. Miller	Vice President
Marjorie D. Brothers (3)	Assistant Secretary
Rosemary Foster (3)	Assistant Secretary
Virginia N. Puzon (2)	Assistant Secretary

Names, Positions and Offices Held with Depositor
Angela G. Bates (5)	Anti-Money Laundering and Economic Sanctions Compliance Officer
Grace D. Harvey	Illustration Actuary
Kenneth R. Kiefer (9)	Head of Structured Settlements
Michael F. Mulligan (1)	Head of International Pension Risk Transfer
Ethan D. Bronsnick (8)	Head of U.S. Pension Risk Transfer
Aileen V. Apuy	Assistant Manager, State Filings
Melissa H. Cozart (3)	Privacy Officer

(1)
10880 Wilshire Boulevard, Suite 1101, Los Angeles, CA 90024
(2)
21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(3)
2919 Allen Parkway, Houston, Texas 77019
(4)
2929 Allen Parkway, America Tower, Houston, TX 77019
(5)
28 Liberty Street, Floor 45th, New York, NY 10005-1400
(6)
3211 Shannon Road, Durham, NC 27707
(7)
50 Danbury Road, Wilton, CT 06897
(8)
30 Hudson Street, Jersey City, NJ 07302
(9)
1050 N. Western Street, Amarillo, TX 79106
Item 29.  Persons Controlled By or Under Common Control with Depositor or Registrant
The Registrant is a separate account of American General Life Insurance Company (“Depositor”). The Depositor is an indirect, wholly owned subsidiary of Corebridge Financial, Inc. (“Corebridge”). American International Group, Inc.’s (“AIG”) share ownership of Corebridge, the publicly-traded parent company of AGL, and the rights granted to AIG by Corebridge as part of a separation agreement AIG and Corebridge, provide AIG with control over Corebridge’s corporate and business activities. An organizational chart for AIG can be found as Exhibit 21 in AIG’s Form 10-K, SEC File No. 001-08787, Accession No. 0000005272-24-000023 , filed on February 14, 2024. Exhibit 21 is incorporated herein by reference.
Item 30.  Indemnification
Insofar as indemnification for liability arising under the Securities Act of 1933 (“Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
American General Life Insurance Company
To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

Item 31.  Principal Underwriter
(a)  Corebridge Capital Services, Inc. acts as distributor for the following investment companies:
American General Life Insurance Company
Variable Separate Account
Variable Annuity Account Five
Variable Annuity Account Seven
Variable Annuity Account Nine
AG Separate Account D
AGL Separate Account I of AGL
AGL Separate Account VL-R
The United States Life Insurance Company in the City of New York
FS Variable Separate Account
FS Variable Annuity Account Five
USL Separate Account VL-R
USL Separate Account USL A
The Variable Annuity Life Insurance Company
Variable Annuity Life Insurance Co Separate Account A

(b)  Directors, Officers and principal place of business:
Officer/Directors*	Position
Christina Nasta	Director, Chairman and President
Eric Taylor	Director
Frank Curran	Vice President, Chief Financial Officer, Chief Operating Officer, Treasurer and Controller
Daniel R. Cricks(1)	Vice President and Tax Officer
Julie A. Cotton Hearne(2)	Vice President and Secretary
Michael Fortey(2)	Chief Compliance Officer
John T. Genoy	Vice President
Mallary L. Reznik(3)	Vice President
Margaret Chih	Tax Officer
Valerie Vetters	Tax Officer
Rosemary Foster(2)	Assistant Secretary
Virginia N. Puzon(3)	Assistant Secretary

*
Unless otherwise indicated, the principal business address of Corebridge Capital Services, Inc. and of each of the above individuals is 30 Hudson Street, 16th Floor, Jersey City, NJ 07302.
(1)
Principal business address 2727-A Allen Parkway, 3-D1, Houston, TX 77019
(2)
Principal business address 2919 Allen Parkway, Houston, TX 77019
(3)
Principal business address 21650 Oxnard Street, Suite 750, Woodland Hills, CA 91367-4997
(c)  Corebridge Capital Services, Inc. retains no compensation or commissions from the Registrant.
Item 32.  Location of Accounts and Records
All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company’s Annuity Service Center located at P.O. Box 15570, Amarillo, Texas 79105-5570.
Item 33.  Management Services
Not Applicable.

Item 34.  Fee Representation and Other Representations
Fee Representation
Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.
Other Representations
The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Variable Annuity Account Seven, certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on this 23rd day of April, 2024.
Variable Annuity Account Seven
(Registrant)
BY: AMERICAN GENERAL LIFE INSURANCE COMPANY
  (On behalf of the Registrant and itself)
BY: * CHRISTOPHER P. FILIAGGI

  CHRISTOPHER P. FILIAGGI
  DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.
Signature	Title	Date
*CHRISTOPHER B. SMITH CHRISTOPHER B. SMITH	Director, Chairman of the Board and President (Principal Executive Officer)	April 23, 2024

*CHRISTOPHER P. FILIAGGI CHRISTOPHER P. FILIAGGI	Director, Senior Vice President, and Chief Financial Officer (Principal Financial Officer) (Principal Accounting Officer)	April 23, 2024

*TERRI N. FIEDLER TERRI N. FIEDLER	Director	April 23, 2024

*TIMOTHY M. HESLIN TIMOTHY M. HESLIN	Director	April 23, 2024

*LISA M. LONGINO LISA M. LONGINO	Director	April 23, 2024

*JONATHAN J. NOVAK JONATHAN J. NOVAK	Director	April 23, 2024

*BRYAN A. PINSKY BRYAN A. PINSKY	Director	April 23, 2024

*ELIZABETH B. CROPPER ELIZABETH B. CROPPER	Director	April 23, 2024

*BY: /s/ TRINA SANDOVAL TRINA SANDOVAL Attorney-in-Fact pursuant to Powers of Attorney filed previously and/or herewith.		April 23, 2024